UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04706

Templeton Income Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2019, global economic growth moderated amid ongoing U.S.-China trade disputes, but interest-rate reductions by many central banks and easing trade tensions near period-end contributed to a generally positive investment environment for stocks and bonds worldwide. Among major central banks, the U.S. Federal Reserve reduced its federal funds rate range by 0.25% three times in 2019, and the European Central Bank announced new stimulus measures including a cut to its deposit rate and a restart of its quantitative easing program. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +5.90% and +6.00% in U.S. dollar and local currency terms, respectively.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	May Lose Value	No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Templeton Emerging Markets Bond Fund

This annual report for Templeton Emerging Markets Bond Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of bonds issued by governments or government-related entities that are located in emerging market countries, as well as bonds issued by emerging market corporate entities.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +1.33% cumulative total return. In comparison, U.S. dollar-denominated emerging market bonds, as measured by the Fund’s benchmark, the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global, posted a +14.42% cumulative total return in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

**Rounds to less than 0.1% of net assets.

***Includes foreign government and agency securities, money market funds and other net assets (including derivatives).

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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TEMPLETON EMERGING MARKETS BOND FUND

inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August ( -0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

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TEMPLETON EMERGING MARKETS BOND FUND

Investment Strategy

We invest selectively in bonds from emerging markets around the world to seek to generate income for the Fund, pursuing opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We manage the Fund’s exposure to various currencies and regularly use currency and cross currency forward contracts and may also use currency and currency index futures contracts and currency options. We may also use other derivative instruments, such as interest-rate swaps.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Manager’s Discussion

During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, such as

Currency Composition*

12/31/19

	% of Total Net Assets
Americas	79.7%
U.S. Dollar	40.2%
Brazilian Real	19.6%
Mexican Peso	10.7%
Argentine Peso	6.9%
Colombian Peso	2.3%
Asia Pacific	28.4%
Japanese Yen	25.7%
Indonesian Rupiah	4.5%
Thailand Baht	4.4%
Indian Rupee	3.0%
Australian Dollar	-9.2%
Middle East & Africa	7.7%
Ghanaian Cedi	4.2%
Egyptian Pound	3.5%
South African Rand	0.0%	**
Europe	-15.8%
Euro	-15.8%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

the Japanese yen. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. The Fund also had a modest allocation to credit exposures. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance was primarily attributable to interest-rate strategies. Currency positions detracted from absolute results, while overall credit exposures had a largely neutral effect. The Fund maintained low overall portfolio duration while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil and Argentina),

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TEMPLETON EMERGING MARKETS BOND FUND

Asia ex-Japan (Indonesia) and Africa (Ghana) contributed to absolute performance. However, negative duration exposure to USTs detracted from absolute results. Among currencies, positions in Latin America and Africa detracted from absolute performance (the Argentine peso, Brazilian real and Ghanaian cedi detracted, while the Mexican peso contributed). However, the Fund’s net-negative position in the euro contributed to absolute results, as did currency positions in Asia ex-Japan (the Indonesian rupiah).

Thank you for your participation in Templeton Emerging Markets Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Calvin Ho Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON EMERGING MARKETS BOND FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+1.33%	-2.51%

5-Year	+15.30%	+2.11%

Since Inception (4/1/13)	+11.96%	+1.11%

Advisor
1-Year	+1.45%	+1.45%

5-Year	+16.43%	+3.09%

Since Inception (4/1/13)	+13.61%	+1.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (4/1/13–12/31/19)

Advisor Class (4/1/13–12/31/19)

See page 9 for Performance Summary footnotes.

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TEMPLETON EMERGING MARKETS BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income
A	$0.5081
C	$0.4734
R	$0.5073
R6	$0.5370
Advisor	$0.5280

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.25%	2.25%
Advisor	1.00%	2.00%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency rate fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. Bonds are subject to liquidity risk, which may have an adverse impact on the security’s value or a fund’s ability to sell such securities. Changes in interest rates will affect the value of the Fund’s portfolio, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Investments in lower rated securities include higher risks of default and loss of principal. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Source: Morningstar. The JPM EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON EMERGING MARKETS BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$968.30	$5.66	$1,019.46	$5.80	1.14%
C	$1,000	$966.20	$7.63	$1,017.44	$7.83	1.54%
R	$1,000	$968.50	$5.61	$1,019.51	$5.75	1.13%
R6	$1,000	$970.10	$3.67	$1,021.48	$3.77	0.74%
Advisor	$1,000	$968.50	$4.42	$1,020.72	$4.53	0.89%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton Emerging Markets Bond Fund

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.13	$ 9.16	$ 8.84	$ 8.75	$ 8.33	$ 9.78

Income from investment operations[b]:

Net investment income[c]	0.62	0.68	0.70	0.21	0.55	0.48

Net realized and unrealized gains (losses)	(0.51)	(0.99)	0.20	0.04	0.06	(1.33)

Total from investment operations	0.11	(0.31)	0.90	0.25	0.61	(0.85)

Less distributions from:

Net investment income	(0.51)	(0.52)	(0.57)	(0.16)	(0.19)	(0.60)

Net realized gains	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	(0.19)	—	—	—	—

Total distributions	(0.51)	(0.72)	(0.58)	(0.16)	(0.19)	(0.60)

Net asset value, end of year	$ 7.73	$ 8.13	$ 9.16	$ 8.84	$ 8.75	$ 8.33

Total return[d]	1.33%	(3.30)%	10.21%	2.89%	7.47%	(8.88)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.16%	2.15%	2.46%	3.22%	2.45%	2.27%

Expenses net of waiver and payments by affiliates	1.13%	1.14%	1.22%	1.11%	1.15%	1.16%

Net investment income	7.75%	8.03%	7.51%	7.16%	6.56%	5.47%

Supplemental data

Net assets, end of year (000’s)	$21,984	$20,728	$19,042	$14,214	$13,643	$14,085

Portfolio turnover rate	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.12	$ 9.15	$ 8.84	$ 8.73	$ 8.31	$ 9.77

Income from investment operations[b]:

Net investment income[c]	0.59	0.65	0.67	0.20	0.51	0.44

Net realized and unrealized gains (losses)	(0.52)	(1.00)	0.19	0.03	0.07	(1.34)

Total from investment operations	0.07	(0.35)	0.86	0.23	0.58	(0.90)

Less distributions from:

Net investment income	(0.47)	(0.49)	(0.54)	(0.12)	(0.16)	(0.56)

Net realized gains	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	(0.18)	—	—	—	—

Total distributions	(0.47)	(0.68)	(0.55)	(0.12)	(0.16)	(0.56)

Net asset value, end of year	$ 7.72	$ 8.12	$ 9.15	$ 8.84	$ 8.73	$ 8.31

Total return[d]	0.89%	(3.69)%	9.75%	2.67%	6.98%	(9.31)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.56%	2.54%	2.89%	3.74%	2.94%	2.76%

Expenses net of waiver and payments by affiliates	1.53%	1.53%	1.65%	1.63%	1.64%	1.65%

Net investment income	7.35%	7.64%	7.08%	6.64%	6.07%	4.98%

Supplemental data

Net assets, end of year (000’s)	$2,276	$2,799	$2,553	$548	$464	$551

Portfolio turnover rate	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.14	$ 9.17	$ 8.85	$ 8.71	$ 8.30	$ 9.76

Income from investment operations[b]:

Net investment income[c]	0.62	0.68	0.70	0.21	0.51	0.43

Net realized and unrealized gains (losses)	(0.52)	(1.00)	0.20	0.05	0.07	(1.31)

Total from investment operations	0.10	(0.32)	0.90	0.26	0.58	(0.88)

Less distributions from:

Net investment income	(0.51)	(0.51)	(0.57)	(0.12)	(0.17)	(0.58)

Net realized gains	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	(0.19)	—	—	—	—

Total distributions	(0.51)	(0.71)	(0.58)	(0.12)	(0.17)	(0.58)

Net asset value, end of year	$ 7.73	$ 8.14	$ 9.17	$ 8.85	$ 8.71	$ 8.30

Total return[d]	1.32%	(3.40)%	10.13%	2.96%	7.15%	(9.14)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.18%	2.24%	2.50%	3.12%	2.77%	2.61%

Expenses net of waiver and payments by affiliates	1.15%	1.22%	1.26%	1.01%	1.47%	1.50%

Net investment income	7.73%	7.95%	7.47%	7.26%	6.24%	5.13%

Supplemental data

Net assets, end of year (000’s)	$13	$12	$14	$10	$9	$26

Portfolio turnover rate	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.14	$ 9.17	$ 8.85	$ 8.77	$ 8.34	$ 9.79

Income from investment operations[b]:

Net investment income[c]	0.66	0.74	0.74	0.22	0.57	0.50

Net realized and unrealized gains (losses)	(0.52)	(1.02)	0.19	0.04	0.06	(1.33)

Total from investment operations	0.14	(0.28)	0.93	0.26	0.63	(0.83)

Less distributions from:

Net investment income	(0.54)	(0.54)	(0.60)	(0.18)	(0.20)	(0.62)

Net realized gains	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	(0.20)	—	—	—	—

Total distributions	(0.54)	(0.75)	(0.61)	(0.18)	(0.20)	(0.62)

Net asset value, end of year	$ 7.74	$ 8.14	$ 9.17	$ 8.85	$ 8.77	$ 8.34

Total return[d]	1.69%	(2.95)%	10.50%	2.90%	7.84%	(8.75)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.94%	1.91%	2.87%	5.59%	6.58%	2.01%

Expenses net of waiver and payments by affiliates	0.75%	0.78%	0.92%	0.91%	0.93%	0.95%

Net investment income	8.13%	8.39%	7.81%	7.36%	6.77%	5.68%

Supplemental data

Net assets, end of year (000’s)	$1,057	$831	$281	$4	$4	$4

Portfolio turnover rate	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 8.16	$ 9.19	$ 8.86	$ 8.78	$ 8.35	$ 9.80

Income from investment operations[b]:

Net investment income[c]	0.63	0.76	0.74	0.21	0.55	0.50

Net realized and unrealized gains (losses)	(0.51)	(1.05)	0.19	0.04	0.07	(1.33)

Total from investment operations	0.12	(0.29)	0.93	0.25	0.62	(0.83)

Less distributions from:

Net investment income	(0.53)	(0.53)	(0.59)	(0.17)	(0.19)	(0.62)

Net realized gains	—	(0.01)	(0.01)	—	—	—

Tax return of capital	—	(0.20)	—	—	—	—

Total distributions	(0.53)	(0.74)	(0.60)	(0.17)	(0.19)	(0.62)

Net asset value, end of year	$ 7.75	$ 8.16	$ 9.19	$ 8.86	$ 8.78	$ 8.35

Total return[d]	1.45%	(3.01)%	10.53%	2.90%	7.65%	(8.69)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.91%	1.89%	2.24%	3.09%	2.30%	2.11%

Expenses net of waiver and payments by affiliates	0.88%	0.88%	1.00%	0.98%	1.00%	1.00%

Net investment income	8.00%	8.29%	7.73%	7.29%	6.71%	5.63%

Supplemental data

Net assets, end of year (000’s)	$14,504	$10,797	$1,585	$312	$353	$774

Portfolio turnover rate	23.82%	18.82%	77.90%	15.23%	40.40%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2019

Templeton Emerging Markets Bond Fund

		Shares		Value

	Common Stocks 0.0%†
	South Africa 0.0%†
[a,b,c]	K2016470219 South Africa Ltd., A	2,171,539		$1,550
[a,b,c]	K2016470219 South Africa Ltd., B	619,903		443

	Total Common Stocks (Cost $14,998)			1,993

		Principal Amount*
	Foreign Government and Agency Securities 58.4%
	Argentina 4.9%
[d]	Argentina Treasury Bill,
	Strip, 3/30/20	31,911,100	ARS	382,293
	Strip, 4/28/20	20,459,000	ARS	313,180
	Strip, 5/28/20	5,209,500	ARS	70,037
	Strip, 7/29/20	12,567,900	ARS	179,002
	Strip, 10/29/20.	23,360,170	ARS	250,313
d	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	15,018,000	ARS	80,139
	16.00%, 10/17/23	44,547,000	ARS	213,911
	senior note, 15.50%, 10/17/26	49,512,000	ARS	223,194
	Government of Argentina,
	[d,e] FRN, 70.253%, (ARPP7DRR), 6/21/20	6,238,060	ARS	54,564
	[d,f] Index Linked, 4.00%, 3/06/20	225,000	ARS	4,326
	senior note, 4.50%, 2/13/20	359,000		181,866

				1,952,825

	Brazil 18.6%
	Letra Tesouro Nacional,
	Strip, 4/01/21	220[g]	BRL	51,682
	Strip, 7/01/21	1,760[g]	BRL	407,721
	Strip, 1/01/22	340[g]	BRL	76,327
	Nota do Tesouro Nacional,
	10.00%, 1/01/23	2,500[g]	BRL	691,545
	10.00%, 1/01/25	6,360[g]	BRL	1,818,081
	10.00%, 1/01/27	13,120[g]	BRL	3,845,340
	10.00%, 1/01/29	1,660[g]	BRL	499,070

				7,389,766

	Colombia 2.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	58,000,000	COP	18,210
	senior bond, 9.85%, 6/28/27	13,000,000	COP	4,972
	Titulos de Tesoreria,
	B, 7.75%, 9/18/30	381,800,000	COP	128,635
	B, 7.00%, 6/30/32	107,000,000	COP	34,044
	senior bond, B, 11.00%, 7/24/20	59,000,000	COP	18,674
	senior bond, B, 7.00%, 5/04/22	132,000,000	COP	42,012
	senior bond, B, 10.00%, 7/24/24	383,000,000	COP	138,214
	senior bond, B, 7.50%, 8/26/26	1,199,800,000	COP	398,913

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

		Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	Colombia (continued)
	Titulos de Tesoreria, (continued)
	senior bond, B, 6.00%, 4/28/28	428,400,000	COP	$129,869

				913,543

	Ethiopia 0.5%
h	Government of Ethiopia, 144A, 6.625%, 12/11/24	200,000		216,457

	Ghana 4.2%
	Ghana Treasury Note,
	17.18%, 1/06/20	110,000	GHS	19,437
	16.50%, 3/16/20	1,220,000	GHS	212,185
	Government of Ghana,
	21.00%, 3/23/20	80,000	GHS	14,273
	24.75%, 3/01/21	100,000	GHS	18,805
	16.25%, 5/17/21	1,140,000	GHS	195,306
	24.50%, 6/21/21	730,000	GHS	136,245
	24.75%, 7/19/21	540,000	GHS	98,873
	19.50%, 10/18/21	885,000	GHS	153,181
	18.75%, 1/24/22	320,000	GHS	54,589
	17.60%, 11/28/22	100,000	GHS	16,393
	16.50%, 2/06/23	200,000	GHS	31,794
	19.75%, 3/25/24	270,000	GHS	45,716
	senior note, 21.50%, 3/09/20	110,000	GHS	19,364
	senior note, 18.50%, 6/01/20	70,000	GHS	12,164
	senior note, 18.25%, 9/21/20	100,000	GHS	17,840
	senior note, 24.00%, 11/23/20	1,820,000	GHS	326,557
	senior note, 16.50%, 3/22/21	1,710,000	GHS	296,132
	senior note, 18.25%, 7/25/22	50,000	GHS	8,364

				1,677,218

	India 9.1%
	Government of India,
	senior note, 8.83%, 11/25/23	122,000,000	INR	1,848,833
	senior note, 7.72%, 5/25/25	122,000,000	INR	1,791,317

				3,640,150

	Indonesia 4.5%
	Government of Indonesia,
	senior bond, FR56, 8.375%, 9/15/26	790,000,000	IDR	61,219
	senior bond, FR61, 7.00%, 5/15/22	17,288,000,000	IDR	1,273,764
	senior bond, FR63, 5.625%, 5/15/23	5,925,000,000	IDR	418,730
	senior bond, FR73, 8.75%, 5/15/31	414,000,000	IDR	33,165

				1,786,878

	Mexico 10.1%
	Government of Mexico,
	senior bond, M, 8.00%, 6/11/20	101,700[i]	MXN	541,174
	senior bond, M, 6.50%, 6/10/21	30,700[i]	MXN	161,741
	senior bond, M, 6.50%, 6/09/22	273,700[i]	MXN	1,439,676

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

			Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	Mexico (continued)
	Government of Mexico, (continued)
	senior bond, M, 8.00%, 12/07/23		2,000[i]	MXN	$11,012
	senior bond, M 20, 10.00%, 12/05/24		87,800[i]	MXN	526,935
	senior note, M, 7.25%, 12/09/21		253,300[i]	MXN	1,350,376

					4,030,914

	Senegal 0.6%
h	Government of Senegal, 144A, 6.25%, 7/30/24		200,000		221,967

	Thailand 3.6%
	Bank of Thailand Bond,
	senior note, 1.77%, 3/27/20		22,768,000	THB	766,108
	senior note, 1.82%, 8/27/20		1,985,000	THB	67,009
	senior note, 1.57%, 9/25/20		1,161,000	THB	39,151
	senior note, 1.95%, 11/26/20		16,761,000	THB	567,580

					1,439,848

	Total Foreign Government and Agency Securities (Cost $29,056,129)				23,269,566

	Quasi-Sovereign and Corporate Bonds 1.4%
	Costa Rica 1.4%
b,c	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33		546,840		552,327

	South Africa 0.0%†
h,j	K2016470219 South Africa Ltd.,
	[b] senior secured note, 144A, PIK, 3.00%, 12/31/22		174,686		218
	senior secured note, 144A, PIK, 8.00%, 12/31/22		45,545	EUR	128
b,h,j	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22		131,963		660

					1,006

	Total Quasi-Sovereign and Corporate Bonds (Cost $863,250)				553,333

		Number of Contracts	Notional Amount*

	Options Purchased 0.1%
	Calls - Over-the-Counter
	Currency Options 0.1%
	AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/23/20	1	459,000	AUD	68
	AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	245,000	AUD	95
	AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	39,000	AUD	1
	AUD/JPY, Counterparty CITI, April Strike Price 79.30 JPY, Expires 4/22/20	1	206,000	AUD	475
	AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	172,000	AUD	37
	AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	189,000	AUD	15
	AUD/JPY, Counterparty CITI, May Strike Price 78.75 JPY, Expires 5/07/20	1	172,000	AUD	636
	AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	689,000	AUD	76
	AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	129,000	AUD	196
	AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	517,000	AUD	1,910

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	215,000	AUD	$49
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	270,000	AUD	77
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	172,000	AUD	37
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	310,000	AUD	1,694
USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	317,000		1,406
USD/MXN, Counterparty CITI, May Strike Price 20.09 MXN, Expires 5/12/20	1	291,000		2,008
USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	113,000		341
USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	639,000		2,085
USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	199,000		865
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	635,000		6,897
USD/MXN, Counterparty JPHQ, March Strike Price 20.89 MXN, Expires 3/05/20	1	240,000		142
USD/MXN, Counterparty JPHQ, April Strike Price 20.11 MXN, Expires 4/24/20	1	320,000		1,722
USD/MXN, Counterparty JPHQ, May Strike Price 20.47 MXN, Expires 5/13/20	1	365,000		1,711
USD/MXN, Counterparty JPHQ, June Strike Price 20.70 MXN, Expires 6/12/20	1	120,000		635
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	183,000		1,311
USD/MXN, Counterparty MSCO, February Strike Price 18.94 MXN, Expires 2/06/20	1	961,000		10,082
USD/MXN, Counterparty MSCO, February Strike Price 20.67 MXN, Expires 2/06/20	1	481,000		101

				34,672

Puts - Over-the-Counter
Currency Options 0.0%†
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	138,000	AUD	307
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	86,000	AUD	257
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	138,000	AUD	1,229
AUD/JPY, Counterparty CITI, May Strike Price 75.05 JPY, Expires 5/06/20	1	86,000	AUD	907
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	86,000	AUD	71
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	287,000	AUD	1,797
AUD/JPY, Counterparty CITI, July Strike Price 72.00 JPY, Expires 7/21/20	1	1,033,000	AUD	7,821
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	64,000	AUD	329
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	39,000	AUD	297
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	161,000	AUD	2,278
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	116,000	AUD	2,036
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	258,000	AUD	1,375
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	286,000	AUD	935
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	358,000	AUD	997
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	287,000	AUD	470
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	344,000	AUD	331
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	172,000	AUD	519
AUD/USD, Counterparty MSCO, August Strike Price $0.67, Expires 8/12/20	1	976,000	AUD	4,717
USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	160,000		389
USD/MXN, Counterparty JPHQ, January Strike Price 18.50 MXN, Expires 1/27/20	1	137,000		79

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

		Number of Contracts	Notional Amount*		Value

	Options Purchased (continued)
	Puts - Over-the-Counter (continued)
	Currency Options (continued)
	USD/MXN, Counterparty JPHQ, March Strike Price 18.74 MXN, Expires 3/05/20	1	180,000		$759

					27,900

	Total Options Purchased (Cost $199,545)				62,572

	Total Investments before Short Term Investments (Cost $30,133,922)				23,887,464

			Principal Amount*

	Short Term Investments 38.9%

	Foreign Government and Agency Securities 8.1%
	Argentina 1.2%
d	Argentina Treasury Bill,
	[k] 2/26/20 - 5/13/20		31,078,120	ARS	356,027
	Strip, 8/27/20		11,654,830	ARS	133,418

					489,445

	Brazil 1.0%
	Letra Tesouro Nacional, Strip, 1/01/20 - 7/01/20		1,613[g]	BRL	398,135

	Egypt 3.5%
k	Egypt Treasury Bill,
	1/07/20 - 3/17/20		15,375,000	EGP	942,033
	1/21/20		7,125,000	EGP	441,981

					1,384,014

	Mexico 1.6%
k	Mexico Treasury Bill,
	1/02/20 - 6/18/20		72,130[l]	MXN	37,625
	6/04/20		1,195,270[l]	MXN	612,316

					649,941

	Thailand 0.8%
k	Bank of Thailand Bill, 3/12/20 - 8/06/20		5,201,000	THB	173,907
	Bank of Thailand Bond, senior note, 1.34%, 2/26/20		3,590,000	THB	120,638

					294,545

	Total Foreign Government and Agency Securities (Cost $3,160,670)				3,216,080

	Total Investments before Money Market Funds (Cost $33,294,592)				27,103,544

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

			Shares		Value

	Short Term Investments (continued)
	Money Market Funds (Cost $12,266,921) 30.8%
	United States 30.8%
[m,n]	Institutional Fiduciary Trust Money Market Portfolio, 1.26%		12,266,921		$12,266,921

	Total Investments (Cost $45,561,513) 98.8%				39,370,465
	Options Written (0.3)%.				(114,903)
	Other Assets, less Liabilities 1.5%				578,215

	Net Assets 100.0%				$39,833,777

		Number of Contracts	Notional Amount*

o	Options Written (0.3)%
	Calls - Over-the-Counter
	Currency Options (0.1)%
	AUD/JPY, Counterparty CITI, January Strike Price 76.70 JPY, Expires 1/23/20	1	402,000	AUD	(1,297)
	AUD/JPY, Counterparty CITI, February Strike Price 75.90 JPY, Expires 2/12/20	1	245,000	AUD	(2,213)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	129,000	AUD	(417)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	77,000	AUD	(107)
	AUD/JPY, Counterparty CITI, April Strike Price 75.95 JPY, Expires 4/22/20	1	206,000	AUD	(2,681)
	AUD/JPY, Counterparty CITI, May Strike Price 76.00 JPY, Expires 5/06/20	1	361,000	AUD	(4,830)
	AUD/JPY, Counterparty CITI, May Strike Price 76.50 JPY, Expires 5/07/20	1	344,000	AUD	(3,786)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	172,000	AUD	(1,299)
	AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	517,000	AUD	(11,520)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	215,000	AUD	(1,656)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	270,000	AUD	(2,551)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	172,000	AUD	(2,497)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	344,000	AUD	(293)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	287,000	AUD	(1,236)
	AUD/USD, Counterparty MSCO, August Strike Price $0.74, Expires 8/12/20	1	366,000	AUD	(1,580)
	AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	619,000	AUD	(6,990)
	USD/MXN, Counterparty CITI, May Strike Price 19.34 MXN, Expires 5/12/20	1	145,000		(2,426)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	320,000		(236)
	USD/MXN, Counterparty CITI, May Strike Price 22.91 MXN, Expires 5/21/20	1	61,000		(48)
	USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	317,000		(6,163)
	USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	317,000		(1,329)
	USD/MXN, Counterparty JPHQ, May Strike Price 21.54 MXN, Expires 5/13/20	1	229,000		(415)
	USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	183,000		(519)
	USD/MXN, Counterparty MSCO, February Strike Price 19.98 MXN, Expires 2/06/20	1	1,442,000		(1,083)

					(57,172)

	Puts - Over-the-Counter
	Currency Options (0.2)%
	AUD/JPY, Counterparty CITI, July Strike Price 68.00 JPY, Expires 7/21/20	1	459,000	AUD	(1,472)
	AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	244,000	AUD	(379)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	317,000		(8,558)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	113,000		(3,638)

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

		Number of Contracts	Notional Amount*	Value

o	Options Written (continued)
	Currency Options (continued)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	479,000	$(8,103)
	USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	199,000	(14,047)
	USD/MXN, Counterparty CITI, May Strike Price 19.09 MXN, Expires 5/21/20	1	61,000	(789)
	USD/MXN, Counterparty JPHQ, January Strike Price 19.00 MXN, Expires 1/27/20	1	366,000	(2,827)
	USD/MXN, Counterparty JPHQ, March Strike Price 19.45 MXN, Expires 3/05/20	1	360,000	(8,846)
	USD/MXN, Counterparty JPHQ, April Strike Price 19.36 MXN, Expires 4/24/20	1	320,000	(6,511)
	USD/MXN, Counterparty JPHQ, June Strike Price 19.40 MXN, Expires 6/12/20	1	120,000	(2,561)

				(57,731)

	Total Options Written (Premiums received $137,213)			(114,903)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

eThe coupon rate shown represents the rate at period end.

fRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

gPrincipal amount is stated in 1,000 Brazilian Real Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $439,430, representing 1.1% of net assets.

iPrincipal amount is stated in 100 Mexican Peso Units.

jIncome may be received in additional securities and/or cash.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(f) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding written options.

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Indian Rupee	CITI	Buy	88,000,000	1,233,011		1/06/20	$ —	$ (62)
Indian Rupee	CITI	Sell	88,000,000	1,237,011		1/06/20	4,062	—
Australian Dollar	JPHQ	Sell	130,000	9,535,368	JPY	1/14/20	—	(3,436)
Australian Dollar	JPHQ	Buy	104,250	70,814		1/15/20	2,361	—
Australian Dollar	JPHQ	Sell	104,250	73,039		1/15/20	—	(136)
Euro	BNDP	Sell	625,000	693,412		1/15/20	—	(8,168)
Australian Dollar	DBAB	Buy	96,666	65,955		1/16/20	1,899	—
Australian Dollar	DBAB	Sell	96,666	67,904		1/16/20	50	—
Euro	DBAB	Sell	93,332	106,492		1/16/20	1,717	—
Australian Dollar	SCNY	Sell	1,522,000	113,038,940	JPY	2/03/20	—	(26,681)
Euro	DBAB	Sell	548,000	620,044		2/03/20	4,156	—
Australian Dollar	JPHQ	Sell	104,250	7,460,286	JPY	2/21/20	—	(4,391)
Australian Dollar	CITI	Sell	138,685	9,914,738	JPY	2/25/20	—	(5,919)
Australian Dollar	JPHQ	Sell	531,500	38,116,256	JPY	2/25/20	—	(21,591)
Euro	HSBK	Sell	21,880	2,581,905	JPY	2/25/20	—	(790)
Japanese Yen	CITI	Buy	5,875,300	55,939		2/26/20	—	(1,701)
Japanese Yen	CITI	Sell	5,875,300	55,953		2/26/20	1,715	—
Japanese Yen	CITI	Buy	4,006,200	38,106		2/27/20	—	(1,120)
Japanese Yen	JPHQ	Buy	3,959,600	37,661		2/27/20	—	(1,106)
Euro	BZWS	Sell	236,000	265,204		2/28/20	—	(434)
Japanese Yen	CITI	Buy	68,502,000	656,159		2/28/20	—	(23,709)
Japanese Yen	CITI	Sell	41,000,000	390,498		2/28/20	11,963	—
Australian Dollar	CITI	Sell	763,000	54,644,178	JPY	3/06/20	—	(31,517)
Japanese Yen	HSBK	Buy	30,849,580	290,783		3/06/20	—	(5,845)
Japanese Yen	JPHQ	Buy	29,299,370	276,469		3/06/20	—	(5,850)
Euro	DBAB	Sell	304,900	339,765		3/09/20	—	(3,646)
Australian Dollar	HSBK	Sell	95,000	6,996,845	JPY	3/12/20	—	(2,127)
Australian Dollar	JPHQ	Sell	110,000	8,208,811	JPY	3/12/20	—	(1,473)
Australian Dollar	HSBK	Sell	50,000	3,717,525	JPY	3/13/20	—	(795)
Japanese Yen	HSBK	Buy	95,675,980	900,449		3/23/20	—	(15,868)
Japanese Yen	JPHQ	Buy	64,767,620	609,070		3/23/20	—	(10,254)
Japanese Yen	JPHQ	Sell	50,347,251	479,550		3/23/20	14,060	—
Japanese Yen	JPHQ	Buy	16,809,900	159,582		3/24/20	—	(4,155)
Euro	HSBK	Sell	21,880	2,586,707	JPY	3/25/20	—	(751)
Euro	BZWS	Sell	118,000	130,743		3/31/20	—	(2,351)
Brazilian Real	JPHQ	Buy	2,747,303	654,619		4/01/20	26,352	—
Brazilian Real	JPHQ	Sell	2,747,303	668,200		4/01/20	—	(12,771)
Indian Rupee	CITI	Sell	88,000,000	1,220,358		4/07/20	—	(1,224)
Euro	DBAB	Sell	304,900	339,110		4/08/20	—	(4,963)
Mexican Peso	CITI	Sell	2,229,000	110,988		4/08/20	—	(5,089)
Japanese Yen	HSBK	Buy	50,614,050	471,530		4/21/20	—	(2,801)
Japanese Yen	JPHQ	Buy	9,929,110	92,469		4/21/20	—	(517)
Euro	UBSW	Sell	660,000	743,638		4/24/20	—	(1,897)
Euro	DBAB	Sell	137,583	154,492		4/30/20	—	(980)
Euro	CITI	Sell	309,594	349,014		5/04/20	—	(922)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BNDP	Sell	1,000,000	1,128,600		5/06/20	$ —	$ (1,844)
Indian Rupee	CITI	Sell	88,000,000	1,218,837		5/06/20	1,530	—
Euro	DBAB	Sell	93,331	103,893		5/18/20	—	(1,691)
Euro	BOFA	Sell	32,247	36,075		5/20/20	—	(410)
Australian Dollar	JPHQ	Sell	208,500	15,120,954	JPY	5/21/20	—	(6,515)
Euro	UBSW	Sell	25,815	28,932		5/21/20	—	(278)
Euro	HSBK	Sell	43,760	5,211,575	JPY	5/22/20	—	(1,169)
Euro	DBAB	Sell	137,637	153,961		5/26/20	—	(1,824)
Japanese Yen	JPHQ	Buy	3,959,600	36,875		5/26/20	—	(133)
Euro	BZWS	Sell	118,000	132,040		5/29/20	—	(1,544)
Japanese Yen	JPHQ	Buy	25,629,100	237,826		6/04/20	109	—
Japanese Yen	HSBK	Buy	30,849,590	292,470		6/08/20	—	(6,004)
Japanese Yen	JPHQ	Buy	55,961,050	526,087		6/08/20	—	(6,440)
Euro	DBAB	Sell	393,000	440,396		6/11/20	—	(4,867)
Australian Dollar	BNDP	Sell	492,000	36,154,374	JPY	6/12/20	—	(10,726)
Australian Dollar	HSBK	Sell	145,000	10,683,025	JPY	6/12/20	—	(2,903)
Australian Dollar	JPHQ	Sell	210,000	15,519,510	JPY	6/12/20	—	(3,763)
Mexican Peso	CITI	Sell	1,691,000	83,255		6/17/20	—	(3,908)
Japanese Yen	HSBK	Buy	65,997,000	608,688		6/18/20	4,498	—
Japanese Yen	JPHQ	Buy	32,418,620	306,554		6/22/20	—	(5,280)
Japanese Yen	JPHQ	Buy	32,418,620	299,143		6/22/20	2,130	—
Japanese Yen	BNDP	Buy	81,925,100	782,481		6/24/20	—	(21,048)
Japanese Yen	BNDP	Sell	36,200,000	343,712		6/24/20	7,260	—
Euro	UBSW	Sell	25,815	29,312		7/23/20	—	(13)
Australian Dollar	JPHQ	Sell	104,250	7,409,037	JPY	8/21/20	—	(4,448)
Australian Dollar	CITI	Sell	138,315	9,817,437	JPY	8/24/20	—	(6,009)
Australian Dollar	JPHQ	Sell	531,500	37,850,772	JPY	8/24/20	—	(21,921)
Euro	HSBK	Sell	21,880	2,585,485	JPY	8/24/20	—	(791)
Japanese Yen	CITI	Buy	42,920,000	415,290		8/31/20	—	(14,845)
Japanese Yen	HSBK	Buy	89,603,160	840,633		9/08/20	—	(4,255)
Mexican Peso	CITI	Sell	2,287,000	110,983		10/08/20	—	(5,008)
Mexican Peso	CITI	Sell	1,718,000	83,251		10/09/20	—	(3,870)
Euro	DBAB	Sell	159,837	180,616		10/15/20	—	(1,908)
Euro	DBAB	Sell	128,180	145,923		10/26/20	—	(553)

Total Forward Exchange Contracts							$ 83,862	$ (359,008)

Net unrealized appreciation (depreciation)								$ (275,146)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	$200,000	$(31,879)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	102,000	(20,934)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	102,000	(21,440)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	102,000	(21,832)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.292%	Semi-Annual	10/26/48	600,000	(162,809)

Total Interest Rate Swap Contracts				$(258,894)

See Note 10 regarding other derivative information.

See Abbreviations on page 46.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Emerging Markets Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$33,294,592
Cost - Non-controlled affiliates (Note 3f)	12,266,921

Value - Unaffiliated issuers	$27,103,544
Value - Non-controlled affiliates (Note 3f)	12,266,921
Restricted currency, at value (cost $503,079)(Note 1d)	497,166
Foreign currency, at value (cost $16,186)	16,242
Receivables:
Investment securities sold	1,849
Capital shares sold	208,340
Interest	525,630
Affiliates	32,796
Deposits with brokers for:
Centrally cleared swap contracts	138,249
Variation margin on centrally cleared swap contracts	11,225
Unrealized appreciation on OTC forward exchange contracts	83,862
Other assets	6

Total assets	40,885,830

Liabilities:
Payables:
Capital shares redeemed	467,524
Distribution fees	5,859
Transfer agent fees	10,462
Professional fees	61,141
Options written, at value (premiums received $137,213)	114,903
Unrealized depreciation on OTC forward exchange contracts	359,008
Deferred tax	9,070
Accrued expenses and other liabilities	24,086

Total liabilities	1,052,053

Net assets, at value	$39,833,777

Net assets consist of:
Paid-in capital	$47,038,545
Total distributable earnings (losses)	(7,204,768)

Net assets, at value	$39,833,777

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Templeton Emerging Markets Bond Fund

Class A:
Net assets, at value	$21,983,721

Shares outstanding	2,845,751

Net asset value per share[a]	$7.73

Maximum offering price per share (net asset value per share ÷ 96.25%)	$8.03

Class C:
Net assets, at value	$2,275,706

Shares outstanding	294,892

Net asset value and maximum offering price per share[a]	$7.72

Class R:
Net assets, at value	$13,311

Shares outstanding	1,721

Net asset value and maximum offering price per share	$7.73

Class R6:
Net assets, at value	$1,057,120

Shares outstanding	136,575

Net asset value and maximum offering price per share	$7.74

Advisor Class:
Net assets, at value	$14,503,919

Shares outstanding	1,870,711

Net asset value and maximum offering price per share	$7.75

aRedemption price is equal to net asset value less contingent deferred sales charges,if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Emerging Markets Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$278,054
Interest: (net of foreign taxes)~
Unaffiliated issuers	3,424,275

Total investment income	3,702,329

Expenses:
Management fees (Note 3a)	437,958
Distribution fees: (Note 3c)
Class A	60,471
Class C	16,774
Class R	35
Transfer agent fees: (Note 3e)
Class A	39,700
Class C	4,236
Class R	22
Class R6	1,724
Advisor Class	23,019
Custodian fees (Note 4)	11,979
Reports to shareholders	61,122
Registration and filing fees	95,288
Professional fees	95,887
Other	27,872

Total expenses	876,087
Expenses waived/paid by affiliates (Note 3f and 3g)	(432,901)

Net expenses	443,186

Net investment income	3,259,143

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(1,011,749)
Written options	57,067
Foreign currency transactions	(663,344)
Forward exchange contracts	1,120,236
Swap contracts	(89,602)

Net realized gain (loss)	(587,392)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,820,072)
Translation of other assets and liabilities denominated in foreign currencies	1,769
Forward exchange contracts	(690,102)
Written options	22,310
Swap contracts	(225,792)
Change in deferred taxes on unrealized appreciation	(1,281)

Net change in unrealized appreciation (depreciation)	(2,713,168)

Net realized and unrealized gain (loss)	(3,300,560)

Net increase (decrease) in net assets resulting from operations	$(41,417)

~Foreign taxes withheld on interest	$25,231
#Net of foreign taxes	$32,246

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Bond Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$3,259,143	$2,755,459
Net realized gain (loss)	(587,392)	(1,278,379)
Net change in unrealized appreciation (depreciation)	(2,713,168)	(3,236,130)

Net increase (decrease) in net assets resulting from operations	(41,417)	(1,759,050)

Distributions to shareholders:
Class A	(1,534,594)	(1,430,218)
Class C	(146,421)	(190,191)
Class R	(833)	(778)
Class R6	(60,150)	(50,997)
Advisor Class	(858,560)	(463,660)
Distributions to shareholders from tax return of capital:
Class A	—	(523,696)
Class C	—	(69,498)
Class R	—	(283)
Class R6	—	(19,255)
Advisor Class	—	(178,421)

Total distributions to shareholders	(2,600,558)	(2,926,997)

Capital share transactions: (Note 2)
Class A	2,732,389	5,088,244
Class C	(376,079)	702,879
Class R	1,900	157
Class R6	269,881	659,632
Advisor Class	4,681,136	9,926,593

Total capital share transactions	7,309,227	16,377,505

Net increase (decrease) in net assets	4,667,252	11,691,458
Net assets:
Beginning of year	35,166,525	23,475,067

End of year	$39,833,777	$35,166,525

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Emerging Markets Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Restricted Currency

At December 31, 2019, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

g.  Accounting Estimates (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	1,737,941	$14,058,875	2,364,968	$21,343,779
Shares issued in reinvestment of distributions	135,979	1,074,166	161,154	1,337,905
Shares redeemed	(1,577,986)	(12,400,652)	(2,055,249)	(17,593,440)

Net increase (decrease)	295,934	$2,732,389	470,873	$5,088,244

Class C Shares:
Shares sold	153,472	$1,237,487	237,242	$2,155,226
Shares issued in reinvestment of distributions	17,826	141,013	30,413	252,051
Shares redeemed[a]	(221,103)	(1,754,579)	(202,063)	(1,704,398)

Net increase (decrease)	(49,805)	$(376,079)	65,592	$702,879

Class R Shares:
Shares sold	199	$1,609	341	$2,957
Shares issued in reinvestment of distributions	41	326	42	350
Shares redeemed	(5)	(35)	(370)	(3,150)

Net increase (decrease)	235	$1,900	13	$157

Class R6 Shares:
Shares sold	83,564	$660,409	121,779	$1,084,881
Shares issued in reinvestment of distributions	7,593	59,970	8,521	69,882
Shares redeemed	(56,600)	(450,498)	(58,902)	(495,131)

Net increase (decrease)	34,557	$269,881	71,398	$659,632

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	2,513,136	$20,291,787	1,430,822	$12,333,674
Shares issued in reinvestment of distributions	107,358	846,179	78,603	637,826
Shares redeemed	(2,073,478)	(16,456,830)	(358,309)	(3,044,907)

Net increase (decrease)	547,016	$4,681,136	1,151,116	$9,926,593

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.030%	Over $1 billion, up to and including $5 billion
1.010%	Over $5 billion, up to and including $10 billion
0.990%	Over $10 billion, up to and including $15 billion
0.970%	Over $15 billion, up to and including $20 billion
0.950%	In excess of $20 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,682
CDSC retained	$2,017

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $68,701, of which $32,408 was retained by Investor Services.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$13,375,809	$43,620,613	$(44,729,501)	$—	$—	$12,266,921	12,266,921	$278,054

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 0.89%, and for Class R6 do not exceed 0.74%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class A, Class C, Class R and Advisor Class were limited to 0.86%, and expenses for Class R6 were limited to 0.76% based on the average net assets of each class.

h.  Other Affiliated Transactions

At December 31, 2019, Advisers owned 15.3% of the Fund’s outstanding shares.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$16,335
Long term	234,460

Total capital loss carryforwards	$250,795

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

5. Income Taxes (continued)

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $483.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$2,600,558	$2,091,980
Long term capital gain	—	43,864

Return of capital	—	791,153

	$2,600,558	$2,926,997

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$45,662,169

Unrealized appreciation	$1,310,681
Unrealized depreciation	(8,248,553)

Net unrealized appreciation (depreciation)	$(6,937,872)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles, corporate actions and inflation related adjustments on foreign securities.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $12,683,913 and $5,168,009, respectively.

7. Credit Risk

At December 31, 2019, the Fund had 36.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2019, the Fund had 7.0% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

2,171,539	[a] K2016470219 South Africa Ltd., A	5/16/13 - 2/01/17	$14,538	$1,550
619,903	[a] K2016470219 South Africa Ltd., B	2/01/17	460	443
546,840	Reventazon Finance Trust, secured bond, first lien, 144A, 8.00%, 11/15/33	12/18/13	546,840	552,327

	Total Restricted Securities (Value is 1.4% of Net Assets)		$561,838	$554,320

aThe Fund also invests in unrestricted securities of the issuer, valued at $1,006 as of December 31, 2019.

10. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$258,894	[a]

Foreign exchange contracts	Investments in securities, at value	62,572	[b]	Options written, at value	114,903

	Unrealized appreciation on OTC forward exchange contracts	83,862		Unrealized depreciation on OTC forward exchange contracts	359,008

Totals		$146,434			$732,805

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information (continued)

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$ (89,602)	Swap contracts	$ (225,792)

Foreign exchange contracts	Investments	(72,323)[a]	Investments	(136,973)	[a]

	Written options	57,067	Written options	22,310

	Forward exchange contracts	1,120,236	Forward exchange contracts	(690,102)

Value recovery instruments	Investments	41,495 [a]	Investments	(34,229)	[a]

Totals		$1,056,873		$(1,064,786)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$12,237,256
Swap contracts	$2,633,692
Forward exchange contracts.	$24,912,005
VRI	$38,769

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$ 83,862	$359,008
Options purchased	62,572	—
Options written	—	114,903

Total	$146,434	$473,911

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ 7,260	$ (7,260)	$ —	$ —	$ —
BOFA	—	—	—	—	—
BZWS	—	—	—	—	—
CITI	55,474	(55,474)	—	—	—
DBAB	7,822	(7,822)	—	—	—
HSBK	7,913	(7,913)	—	—	—
JPHQ	51,371	(51,371)	—	—	—
MSCO	16,594	(10,032)	—	—	6,562
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—

Total	$146,434	$(139,872)	$ —	$ —	$6,562

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BNDP	$ 41,786	$ (7,260)	$ —	$ —	$ 34,526
BOFA	410	—	—	—	410
BZWS	4,329	—	—	—	4,329
CITI	179,862	(55,474)	—	—	124,388
DBAB	20,432	(7,822)	—	—	12,610
HSBK	52,332	(7,913)	—	—	44,419
JPHQ	135,859	(51,371)	—	—	84,488
MSCO	10,032	(10,032)	—	—	—
SCNY	26,681	—	—	—	26,681
UBSW	2,188	—	—	—	2,188

Total	$473,911	$(139,872)	$ —	$ —	$334,039

See Note 1(c) regarding derivative financial instruments.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

10. Other Derivative Information (continued)

See Abbreviations on page 46.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
South Africa	$—	$—	$1,993	$1,993
Foreign Government and Agency Securities:
Argentina	—	181,866	1,770,959	1,952,825
All Other Foreign Government and Agency Securities	—	21,316,741	—	21,316,741
Quasi-Sovereign and Corporate Bonds:
Costa Rica	—	—	552,327	552,327
South Africa	—	128	878	1,006
Options Purchased	—	62,572	—	62,572
Short Term Investments:
Argentina	—	—	489,445	489,445
All Other Short Term Investments	12,266,921	2,726,635	—	14,993,556

Total Investments in Securities	$12,266,921	$24,287,942	$2,815,602	$39,370,465

Other Financial Instruments:
Forward Exchange Contracts	$—	$83,862	$—	$83,862
Restricted Currency (ARS)	—	—	497,166	497,166

Total Other Financial Instruments	—	83,862	497,166	581,028

Receivables:
Interest (ARS)	$—	$—	$50,491	$50,491

Liabilities:
Other Financial Instruments:
Options Written	$—	$114,903	$—	$114,903
Forward Exchange Contracts	—	359,008	—	359,008
Swap Contracts	—	258,894	—	258,894

Total Other Financial Instruments	$—	$732,805	$—	$732,805

Payables:
Deferred Tax (ARS)	$—	$—	$164	$164

aFor detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

12. Fair Value Measurements (continued)

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets and/or liabilities, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]		Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:
Investments in Securities:
Equity Investments:
South Africa	$1,943	[d]	$—	$— [d]	$—	$—		$—	$(122,662)	$122,712	$1,993	$50
Foreign Government and Agency Securities:
Argentina	—		280,460	(8,496)	1,332,150	—		353,047	(35,870)	(150,332)	1,770,959	194,038
Quasi-Sovereign and Corporate Bonds:
Costa Rica	532,069		—	(19,260)	—	—		—	—	39,518	552,327	38,361
South Africa	1,137		—	—	587	(128)		(19,459)	—	18,741	878	—
Short Term Investments:
Argentina	—		352,913	—	—	—		89,040	—	47,492	489,445	47,492

Total Investments in Securities	$535,149		$633,373	$(27,756)	$1,332,737	$(128)		$422,628	$(158,532)	$78,131	$2,815,602	$279,941

Other Financial Instruments:
Restricted Currency (ARS)	$—		$549,001	$(650,014)	$696,182	$—		$—	$(228,572)	$130,569	497,166	$(5,913)

Receivables:
Interest (ARS)	$—		$91,554	$(152,712)	$117,672	$—		$—	$(63,948)	$57,925	50,491	$114

Liabilities:
Payables:
Deferred Tax (ARS)	$—		$—	$—	$219	$—	$	$ —	$—	$(55)	$164	$(55)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bTransferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes securities determined to have no value.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:

Investments in Securities:

Foreign Government and Agency Securities

Argentina	$1,770,959	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Quasi-Sovereign and Corporate Bonds

Costa Rica	552,327	Discounted cash flow model	Discount rate[c]	7.9%	Decrease[d]

Short Term Investments

Argentina	489,445	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Other Financial Instruments:

Restricted Currency (ARS)	497,166	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Receivables:
Interest (ARS)	50,491	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Liabilities:

All other[e]	3,035

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cThe discount rate is comprised of the risk-free rate, the 10-year Costa Rican CDS curve, and an incremental credit spread that combines with the first two components to arrive at an 8% yield on issue date for an 8% coupon bond issued at par.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Templeton Emerging Markets Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate

BOFA	Bank of America Corp.	AUD	Australian Dollar	FRN	Floating Rate Note

BZWS	Barclays Bank PLC	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate

CITI	Citigroup, Inc.	COP	Colombian Peso	PIK	Payment-In-Kind

DBAB	Deutsche Bank AG	EGP	Egyptian Pound

HSBK	HSBC Bank PLC	EUR	Euro

JPHQ	JP Morgan Chase & Co.	GHS	Ghanaian Cedi

MSCO	Morgan Stanley	IDR	Indonesian Rupiah

SCNY	Standard Chartered Bank	INR	Indian Rupee

UBSW	UBS AG	JPY	Japanese Yen

		MXN	Mexican Peso

		THB	Thai Baht

		USD	United States Dollar

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Bond Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Templeton Emerging Markets Bond Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	21	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON EMERGING MARKETS BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Emerging Markets Bond Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		072 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2019, global economic growth moderated amid ongoing U.S.-China trade disputes, but interest-rate reductions by many central banks and easing trade tensions near period-end contributed to a generally positive investment environment for stocks and bonds worldwide. Among major central banks, the U.S. Federal Reserve reduced its federal funds rate range by 0.25% three times in 2019, and the European Central Bank announced new stimulus measures including a cut to its deposit rate and a restart of its quantitative easing program. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +5.90% and +6.00% in U.S. dollar and local currency terms, respectively.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Templeton Global Bond Fund

This annual report for Templeton Global Bond Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, predominantly those issued by governments, government-related entities and government agencies located around the world. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +0.63% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the FTSE World Government Bond Index (WGBI), had a cumulative total return of +5.90% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes U.S. and foreign government and agency securities, money market funds and other net assets (inlcuding derivatives).

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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TEMPLETON GLOBAL BOND FUND

forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to 0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at 0.19%, after reaching its lowest level on record in August ( 0.71%). On the whole, long duration exposures tended to perform well in

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TEMPLETON GLOBAL BOND FUND

most markets, while currency valuations were more idiosyncratic to individual country dynamics.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

Manager’s Discussion

During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

Currency Composition*

12/31/19

	% of Total Net Assets

Americas	82.0%

United States Dollar	57.4%

Mexican Peso	11.4%

Brazilian Real	9.3%

Argentine Peso	2.1%

Colombian Peso	1.8%

Asia Pacific	31.2%

Japanese Yen	35.6%

Indonesian Rupiah	9.5%

Indian Rupee	0.2%

South Korean Won	0.0%	**

Australian Dollar	-14.1%

Middle East & Africa	1.7%

Ghanaian Cedi	1.7%

Europe	-14.9%

Norwegian Krone	8.1%

Swiss Franc	5.7%

Swedish Krona	5.6%

Euro	-34.3%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

During the period, the Fund’s positive absolute performance was primarily attributable to currency positions. Interest-rate

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TEMPLETON GLOBAL BOND FUND

strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative position in the euro contributed to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed.

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. Underweighted duration exposures in the U.S. and Japan detracted from relative performance, as did select underweighted duration exposures in Europe and a lack of duration exposure in the U.K. However, select overweighted duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed to relative results. Among currencies, the Fund’s underweighted position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).

Thank you for your continued participation in Templeton Global Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Calvin Ho Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL BOND FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+0.63%[5]	-3.14%
5-Year	+6.08%	+0.41%
10-Year	+40.32%	+3.05%

Advisor
1-Year	+0.89%[5]	+0.89%
5-Year	+7.45%	+1.45%
10-Year	+43.82%	+3.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/10–12/31/19)

Advisor Class (1/1/10–12/31/19)

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income

A	$0.6559

C	$0.6107

R	$0.6280

R6	$0.6974

Advisor	$0.6837

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver
A	0.94%	1.02%
Advisor	0.69%	0.77%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Source: Morningstar. The FTSE WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON GLOBAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$980.60	$4.24	$1,020.92	$4.33	0.85%
C	$1,000	$978.60	$6.23	$1,018.90	$6.36	1.25%
R	$1,000	$979.40	$5.49	$1,019.66	$5.60	1.10%
R6	$1,000	$982.40	$2.40	$1,022.79	$2.45	0.48%
Advisor	$1,000	$981.80	$3.00	$1,022.18	$3.06	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Bond Fund

	Year Ended December 31,			Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.30	$11.89	$12.00	$11.32	$11.66	$13.41

Income from investment operations[b]:

Net investment income[c]	0.59	0.59	0.56	0.16	0.42	0.34

Net realized and unrealized gains (losses)	(0.54)	(0.44)	(0.27)	0.60	(0.44)	(1.24)

Total from investment operations	0.05	0.15	0.29	0.76	(0.02)	(0.90)

Less distributions from:

Net investment income and net foreign currency gains.	(0.66)	(0.74)	(0.40)	—	(0.12)	(0.82)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	—	(0.08)	(0.20)	—

Total distributions	(0.66)	(0.74)	(0.40)	(0.08)	(0.32)	(0.85)

Net asset value, end of year	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66

Total return[d]	0.35%	1.27%	2.35%	6.75%	(0.15)%	(6.96)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.92%	0.94%	0.97%	0.96%	0.93%	0.90%

Expenses net of waiver and payments by affiliates	0.85%	0.86%	0.90%	0.91%	0.90%	0.88%

Expenses net of waiver and payments by affiliates and expense reduction	0.85%	0.86%[f]	0.89%	0.90%	0.90%[f]	0.88%

Net investment income	5.27%	4.99%	4.60%	4.22%	3.66%	2.68%

Supplemental data

Net assets, end of year (000’s)	$6,514,630	$8,375,227	$9,656,645	$12,703,966	$13,759,572	$19,063,126

Portfolio turnover rate	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,			Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.33	$11.92	$12.03	$11.35	$11.69	$13.44

Income from investment operations[b]:

Net investment income[c]	0.55	0.54	0.51	0.15	0.37	0.29

Net realized and unrealized gains (losses)	(0.55)	(0.44)	(0.27)	0.59	(0.44)	(1.24)

Total from investment operations	—	0.10	0.24	0.74	(0.07)	(0.95)

Less distributions from:

Net investment income and net foreign currency gains	(0.61)	(0.69)	(0.35)	—	(0.10)	(0.77)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	—	(0.06)	(0.17)	—

Total distributions	(0.61)	(0.69)	(0.35)	(0.06)	(0.27)	(0.80)

Net asset value, end of year	$10.72	$11.33	$11.92	$12.03	$11.35	$11.69

Total return[d]	(0.06)%	0.86%	1.94%	6.59%	(0.55)%	(7.32)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.32%	1.34%	1.37%	1.35%	1.33%	1.30%

Expenses net of waiver and payments by affiliates	1.25%	1.26%	1.30%	1.30%	1.30%	1.28%

Expenses net of waiver and payments by affiliates and expense reduction	1.25%	1.26%[f]	1.29%	1.29%	1.30%[f]	1.28%

Net investment income	4.87%	4.59%	4.20%	3.83%	3.26%	2.28%

Supplemental data

Net assets, end of year (000’s)	$1,392,223	$2,218,852	$3,232,023	$4,072,562	$4,430,727	$6,171,509

Portfolio turnover rate	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,			Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.30	$11.89	$12.00	$11.32	$11.66	$13.41

Income from investment operations[b]:

Net investment income[c]	0.56	0.56	0.53	0.15	0.39	0.31

Net realized and unrealized gains (losses)	(0.54)	(0.44)	(0.27)	0.60	(0.44)	(1.24)

Total from investment operations	0.02	0.12	0.26	0.75	(0.05)	(0.93)

Less distributions from:

Net investment income and net foreign currency gains	(0.63)	(0.71)	(0.37)	—	(0.11)	(0.79)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	—	(0.07)	(0.18)	—

Total distributions.	(0.63)	(0.71)	(0.37)	(0.07)	(0.29)	(0.82)

Net asset value, end of year	$10.69	$11.30	$11.89	$12.00	$11.32	$11.66

Total return[d]	0.10%	1.02%	2.10%	6.66%	(0.40)%	(7.19)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.17%	1.19%	1.22%	1.21%	1.18%	1.15%

Expenses net of waiver and payments by affiliates	1.10%	1.11%	1.15%	1.16%	1.15%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction	1.10%	1.11%[f]	1.14%	1.15%	1.15%[f]	1.13%

Net investment income	5.02%	4.74%	4.35%	3.97%	3.41%	2.43%

Supplemental data

Net assets, end of year (000’s)	$208,853	$239,671	$274,295	$306,907	$319,155	$358,318

Portfolio turnover rate	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond Fund (continued)

	Year Ended December 31,			Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.25	$11.85	$11.96	$11.28	$11.62	$13.36

Income from investment operations[b]:

Net investment income[c]	0.62	0.63	0.61	0.18	0.47	0.38

Net realized and unrealized gains (losses)	(0.53)	(0.45)	(0.27)	0.60	(0.44)	(1.22)

Total from investment operations	0.09	0.18	0.34	0.78	0.03	(0.84)

Less distributions from:

Net investment income and net foreign currency gains	(0.70)	(0.78)	(0.45)	—	(0.14)	(0.87)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	—	(0.10)	(0.23)	—

Total distributions	(0.70)	(0.78)	(0.45)	(0.10)	(0.37)	(0.90)

Net asset value, end of year	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62

Total return[d]	0.73%	1.57%	2.79%	6.92%	0.25%	(6.55)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.57%	0.59%	0.55%	0.55%	0.53%	0.52%

Expenses net of waiver and payments by affiliates	0.48%	0.49%	0.48%	0.50%	0.50%	0.50%

Expenses net of waiver and payments by affiliates and expense reduction	0.48%	0.49%[f]	0.47%	0.49%	0.50%[f]	0.50%

Net investment income	5.64%	5.36%	5.02%	4.63%	4.06%	3.06%

Supplemental data

Net assets, end of year (000’s)	$4,407,299	$4,084,816	$3,870,342	$2,924,394	$3,096,051	$2,805,620

Portfolio turnover rate	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTES

Templeton Global Bond Fund (continued)

	Year Ended December 31,			Year Ended August 31,
	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.25	$11.85	$11.96	$11.28	$11.62	$13.36

Income from investment operations[b]:

Net investment income[c]	0.61	0.61	0.59	0.17	0.44	0.37

Net realized and unrealized gains (losses)	(0.54)	(0.44)	(0.27)	0.60	(0.43)	(1.22)

Total from investment operations	0.07	0.17	0.32	0.77	0.01	(0.85)

Less distributions from:

Net investment income and net foreign currency gains	(0.68)	(0.77)	(0.43)	—	(0.13)	(0.86)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	—	(0.09)	(0.22)	—

Total distributions	(0.68)	(0.77)	(0.43)	(0.09)	(0.35)	(0.89)

Net asset value, end of year	$10.64	$11.25	$11.85	$11.96	$11.28	$11.62

Total return[d]	0.60%	1.44%	2.62%	6.86%	0.10%	(6.67)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.67%	0.69%	0.72%	0.71%	0.68%	0.65%

Expenses net of waiver and payments by affiliates	0.60%	0.61%	0.65%	0.66%	0.65%	0.63%

Expenses net of waiver and payments by affiliates and expense reduction	0.60%	0.61%[f]	0.64%	0.65%	0.65%[f]	0.63%

Net investment income	5.52%	5.24%	4.85%	4.47%	3.91%	2.93%

Supplemental data

Net assets, end of year (000’s)	$14,244,707	$18,506,219	$20,808,794	$20,838,200	$22,169,948	$32,534,368

Portfolio turnover rate	32.63%	19.86%	42.12%	22.63%	49.70%	43.19%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2019

Templeton Global Bond Fund

		Principal Amount*		Value

	Foreign Government and Agency Securities 57.5%
	Argentina 1.8%
a	Argentina Treasury Bill,
	Strip, 3/30/20	7,863,401,000	ARS	$94,202,928
	Strip, 4/28/20	4,447,081,800	ARS	68,074,495
	Strip, 5/28/20	228,099,300	ARS	3,066,598
	Strip, 7/29/20	2,640,097,800	ARS	37,602,374
	Strip, 10/29/20	1,309,257,400	ARS	14,029,183
a	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	10,809,194,000	ARS	57,679,912
	16.00%, 10/17/23	11,569,749,000	ARS	55,556,917
	senior note, 15.50%, 10/17/26	18,801,412,000	ARS	84,754,599
	Government of Argentina,
	[a,b] FRN, 52.564%, (ARS Badlar + 2.00%), 4/03/22	700,128,000	ARS	6,033,626
	[a,c] Index Linked, 4.00%, 3/06/20	46,573,000	ARS	895,514
	senior note, 4.50%, 2/13/20	94,495,000		47,870,222

				469,766,368

	Brazil 10.0%
	Letra Tesouro Nacional,
	Strip, 7/01/20	2,416,080[d]	BRL	588,800,710
	Strip, 7/01/21	1,017,240[d]	BRL	235,653,598
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	3,623,620[d]	BRL	947,801,422
	10.00%, 1/01/23	3,288,561[d]	BRL	909,674,797

				2,681,930,527

	Colombia 1.8%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	45,050,000,000	COP	14,144,173
	senior bond, 4.375%, 3/21/23	6,831,000,000	COP	2,036,086
	senior bond, 9.85%, 6/28/27	10,884,000,000	COP	4,162,993
	Titulos de Tesoreria,
	B, 7.75%, 9/18/30	175,388,800,000	COP	59,091,696
	senior bond, B, 11.00%, 7/24/20	88,998,000,000	COP	28,167,894
	senior bond, B, 7.00%, 5/04/22	131,527,000,000	COP	41,861,624
	senior bond, B, 10.00%, 7/24/24	518,579,000,000	COP	187,140,330
	senior bond, B, 7.50%, 8/26/26	216,664,700,000	COP	72,037,286
	senior bond, B, 6.00%, 4/28/28	236,008,100,000	COP	71,545,690

				480,187,772

	Ghana 1.7%
	Government of Ghana,
	24.75%, 3/01/21	6,310,000	GHS	1,186,577
	16.25%, 5/17/21	63,860,000	GHS	10,940,540
	24.50%, 6/21/21	990,000	GHS	184,771
	24.75%, 7/19/21	10,770,000	GHS	1,971,968
	18.75%, 1/24/22	337,130,000	GHS	57,510,906
	17.60%, 11/28/22	3,220,000	GHS	527,862
	19.75%, 3/25/24	337,130,000	GHS	57,082,540

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
19.00%, 11/02/26	1,011,340,000	GHS	$161,154,013
senior bond, 19.75%, 3/15/32	1,011,340,000	GHS	162,563,146
senior note, 21.50%, 3/09/20	13,090,000	GHS	2,304,288
senior note, 18.50%, 6/01/20	4,390,000	GHS	762,859
senior note, 18.25%, 9/21/20	4,190,000	GHS	747,479
senior note, 16.50%, 3/22/21	15,240,000	GHS	2,639,215

			459,576,164

India 9.4%
Government of India,
senior bond, 8.20%, 2/15/22	7,698,000,000	INR	112,522,996
senior bond, 8.35%, 5/14/22	4,260,400,000	INR	62,575,076
senior bond, 8.08%, 8/02/22	4,089,000,000	INR	59,909,722
senior bond, 9.15%, 11/14/24	9,798,000,000	INR	151,319,276
senior bond, 8.24%, 2/15/27	2,500,000,000	INR	37,733,866
senior bond, 8.28%, 9/21/27	2,500,000,000	INR	37,751,384
senior bond, 8.60%, 6/02/28	5,000,000,000	INR	78,358,209
senior note, 7.80%, 4/11/21	9,845,400,000	INR	141,374,650
senior note, 8.79%, 11/08/21	7,315,000,000	INR	107,385,005
senior note, 8.15%, 6/11/22	19,499,000,000	INR	285,263,602
senior note, 6.84%, 12/19/22	2,217,000,000	INR	31,573,336
senior note, 7.16%, 5/20/23	4,378,700,000	INR	62,787,380
senior note, 8.83%, 11/25/23	42,330,900,000	INR	641,498,066
senior note, 6.79%, 5/15/27	16,759,700,000	INR	234,290,530
senior note, 7.17%, 1/08/28	33,416,000,000	INR	478,023,713

			2,522,366,811

Indonesia 9.5%
Government of Indonesia,
senior bond, FR31, 11.00%, 11/15/20	1,090,303,000,000	IDR	82,433,449
senior bond, FR34, 12.80%, 6/15/21	1,603,246,000,000	IDR	126,977,724
senior bond, FR35, 12.90%, 6/15/22	1,172,669,000,000	IDR	97,496,404
senior bond, FR37, 12.00%, 9/15/26	66,550,000,000	IDR	6,103,474
senior bond, FR39, 11.75%, 8/15/23	641,965,000,000	IDR	54,286,679
senior bond, FR40, 11.00%, 9/15/25	710,760,000,000	IDR	61,509,597
senior bond, FR42, 10.25%, 7/15/27	931,607,000,000	IDR	79,011,267
senior bond, FR43, 10.25%, 7/15/22	377,390,000,000	IDR	29,844,605
senior bond, FR44, 10.00%, 9/15/24	248,790,000,000	IDR	20,399,611
senior bond, FR46, 9.50%, 7/15/23	6,667,220,000,000	IDR	528,238,507
senior bond, FR47, 10.00%, 2/15/28	1,627,582,000,000	IDR	137,076,746
senior bond, FR53, 8.25%, 7/15/21	5,990,194,000,000	IDR	447,047,579
senior bond, FR56, 8.375%, 9/15/26	4,110,173,000,000	IDR	318,510,458
senior bond, FR61, 7.00%, 5/15/22	165,670,000,000	IDR	12,206,416
senior bond, FR63, 5.625%, 5/15/23	670,707,000,000	IDR	47,400,004
senior bond, FR70, 8.375%, 3/15/24	6,507,615,000,000	IDR	501,483,320

			2,550,025,840

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

		Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	Mexico 14.7%
	Government of Mexico,
	senior bond, M, 8.00%, 6/11/20	455,729,200[e]	MXN	$2,425,061,055
	senior bond, M, 6.50%, 6/10/21	281,607,150[e]	MXN	1,483,626,496
f	Mexican Udibonos, Index Linked, 2.50%, 12/10/20	6,996,430[g]	MXN	36,627,596

				3,945,315,147

	Norway 3.6%
h,i	Government of Norway,
	144A, Reg S, 3.75%, 5/25/21	2,316,690,000	NOK	272,762,369
	144A, Reg S, 2.00%, 5/24/23	2,148,176,000	NOK	249,605,692
	144A, Reg S, 3.00%, 3/14/24	2,590,732,000	NOK	314,473,986
	144A, Reg S, 1.75%, 3/13/25	1,005,900,000	NOK	116,753,160

				953,595,207

	South Korea 4.5%
	Korea Monetary Stabilization Bond,
	senior note, 2.05%, 10/05/20	221,770,000,000	KRW	192,851,791
	senior note, 1.18%, 8/02/21	78,493,000,000	KRW	67,700,660
	Korea Treasury Bond,
	senior note, 1.75%, 6/10/20	23,978,000,000	KRW	20,778,445
	senior note, 1.375%, 9/10/21	117,740,000,000	KRW	101,890,183
	senior note, 2.00%, 12/10/21	143,866,000,000	KRW	125,957,517
	senior note, 2.25%, 9/10/23	13,848,000,000	KRW	12,315,004
	senior note, 1.875%, 3/10/24	239,662,000,000	KRW	210,503,834
	senior note, 1.375%, 9/10/24	385,853,010,000	KRW	332,240,008
	senior note, 3.00%, 9/10/24	146,030,000,000	KRW	134,748,452

				1,198,985,894

j	Supranational 0.5%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24	2,473,000,000	MXN	133,981,722

	Total Foreign Government and Agency Securities (Cost $18,077,568,274)			15,395,731,452

	U.S. Government and Agency Securities 20.3%
	United States 20.3%
	U.S. Treasury Note,
	1.125%, 6/30/21	864,300,000		858,271,309
	2.625%, 7/15/21	181,593,000		184,427,728
	1.125%, 7/31/21	946,257,000		939,193,949
	1.125%, 8/31/21	951,072,000		943,730,675
	1.50%, 8/31/21	548,906,000		548,008,105
	1.125%, 9/30/21	167,063,000		165,681,788
	1.50%, 9/30/21	1,598,510,000		1,595,923,227
	2.125%, 12/31/21	189,745,000		191,721,105

	Total U.S. Government and Agency Securities (Cost $5,433,444,938)			5,426,957,886

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased 0.3%
Calls - Over-the-Counter
Currency Options 0.1%
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/23/20	1	369,068,000	AUD	$54,641
AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	197,220,000	AUD	76,385
AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	31,140,000	AUD	852
AUD/JPY, Counterparty CITI, April Strike Price 79.30 JPY, Expires 4/22/20	1	166,333,000	AUD	383,151
AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	138,399,000	AUD	29,520
AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	152,240,000	AUD	11,750
AUD/JPY, Counterparty CITI, May Strike Price 78.75 JPY, Expires 5/07/20	1	138,398,000	AUD	511,851
AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	553,598,000	AUD	61,372
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	103,800,000	AUD	157,898
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	415,192,000	AUD	1,534,089
AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	173,002,000	AUD	39,329
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	217,980,000	AUD	62,249
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	138,399,000	AUD	29,714
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	249,119,000	AUD	1,361,473
USD/JPY, Counterparty CITI, March Strike Price 111.15 JPY, Expires 3/20/20	1	455,358,000		603,805
USD/JPY, Counterparty CITI, March Strike Price 111.40 JPY, Expires 3/30/20	1	531,252,000		704,440
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	588,172,000		2,076,247
USD/MXN, Counterparty CITI, March Strike Price 20.78 MXN, Expires 3/09/20	1	191,881,000		151,202
USD/MXN, Counterparty CITI, March Strike Price 18.40 MXN, Expires 3/30/20	1	115,129,000		4,760,239
USD/MXN, Counterparty CITI, March Strike Price 21.92 MXN, Expires 3/30/20	1	172,690,000		75,466
USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	252,447,000		1,120,107
USD/MXN, Counterparty CITI, May Strike Price 20.09 MXN, Expires 5/12/20	1	231,083,000		1,594,704
USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	90,160,000		271,832
USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	508,508,000		1,659,262
USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	158,682,000		689,791
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	122,804,000		823,769
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	479,699,000		2,320,784
USD/MXN, Counterparty CITI, September Strike Price 21.70 MXN, Expires 9/08/20	1	479,222,000		2,779,967
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	505,499,000		5,490,225

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty GSCO, March Strike Price 21.20 MXN, Expires 3/12/20	1	460,500,000		$241,762
USD/MXN, Counterparty JPHQ, March Strike Price 20.89 MXN, Expires 3/05/20	1	191,421,000		113,321
USD/MXN, Counterparty JPHQ, April Strike Price 20.11 MXN, Expires 4/24/20	1	254,254,000		1,368,141
USD/MXN, Counterparty JPHQ, May Strike Price 20.47 MXN, Expires 5/13/20	1	290,576,000		1,361,930
USD/MXN, Counterparty JPHQ, June Strike Price 20.70 MXN, Expires 6/12/20	1	95,591,000		505,485
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	145,288,000		1,040,843
USD/MXN, Counterparty MSCO, February Strike Price 18.94 MXN, Expires 2/06/20	1	765,683,000		8,032,780
USD/MXN, Counterparty MSCO, February Strike Price 20.67 MXN, Expires 2/06/20	1	382,840,000		80,779
USD/MXN, Counterparty MSCO, February Strike Price 19.65 MXN, Expires 2/20/20	1	767,516,000		2,022,405
USD/MXN, Counterparty MSCO, February Strike Price 20.98 MXN, Expires 2/20/20	1	383,760,000		96,707
USD/MXN, Counterparty MSCO, March Strike Price 21.58 MXN, Expires 3/05/20	1	383,759,000		102,080
USD/MXN, Counterparty MSCO, March Strike Price 24.81 MXN, Expires 3/05/20	1	191,881,000		3,838
USD/MXN, Counterparty MSCO, March Strike Price 21.36 MXN, Expires 3/10/20	1	719,549,000		292,856
USD/MXN, Counterparty MSCO, March Strike Price 20.90 MXN, Expires 3/12/20	1	124,900,000		94,050
USD/MXN, Counterparty MSCO, June Strike Price 21.45 MXN, Expires 6/15/20	1	124,900,000		360,461
USD/MXN, Counterparty MSCO, September Strike Price 22.33 MXN, Expires 9/04/20	1	383,759,000		1,498,963
USD/MXN, Counterparty MSCO, September Strike Price 25.97 MXN, Expires 9/04/20	1	383,759,000		302,402

				46,954,917

Puts - Over-the-Counter
Currency Options 0.2%
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	110,720,000	AUD	245,878
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	69,200,000	AUD	206,986
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	110,720,000	AUD	985,611
AUD/JPY, Counterparty CITI, May Strike Price 75.05 JPY, Expires 5/06/20	1	69,200,000	AUD	730,012
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	69,199,000	AUD	57,002
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	230,667,000	AUD	1,444,003
AUD/JPY, Counterparty CITI, July Strike Price 72.00 JPY, Expires 7/21/20	1	830,399,000	AUD	6,286,785
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	51,900,000	AUD	266,817
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	31,140,000	AUD	237,481

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	129,750,000	AUD	$1,836,167
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	93,420,000	AUD	1,639,425
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	207,600,000	AUD	1,106,599
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	230,668,000	AUD	754,374
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	288,332,000	AUD	802,760
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	230,666,000	AUD	377,912
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	276,800,000	AUD	266,077
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	138,400,000	AUD	417,567
AUD/USD, Counterparty MSCO, August Strike Price $0.67, Expires 8/12/20	1	784,247,000	AUD	3,790,242
USD/JPY, Counterparty CITI, March Strike Price 100.11 JPY, Expires 3/20/20	1	455,358,000		252,268
USD/JPY, Counterparty CITI, March Strike Price 105.29 JPY, Expires 3/20/20	1	910,716,000		2,852,362
USD/JPY, Counterparty CITI, March Strike Price 104.61 JPY, Expires 3/30/20	1	1,062,502,000		3,105,693
USD/JPY, Counterparty CITI, September Strike Price 104.48 JPY, Expires 9/22/20	1	1,176,342,000		13,996,117
USD/MXN, Counterparty CITI, March Strike Price 18.35 MXN, Expires 3/06/20	1	204,468,000		230,231
USD/MXN, Counterparty CITI, March Strike Price 18.68 MXN, Expires 3/09/20	1	143,911,000		523,692
USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	127,128,000		309,430
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	239,850,000		3,438,250
USD/MXN, Counterparty GSCO, March Strike Price 18.57 MXN, Expires 3/12/20	1	76,750,000		195,175
USD/MXN, Counterparty JPHQ, January Strike Price 18.50 MXN, Expires 1/27/20	1	108,963,000		62,981
USD/MXN, Counterparty JPHQ, March Strike Price 18.74 MXN, Expires 3/05/20	1	143,566,000		605,418
USD/MXN, Counterparty MSCO, March Strike Price 18.92 MXN, Expires 3/10/20	1	95,940,000		740,273

				47,763,588

Total Options Purchased (Cost $329,976,753)				94,718,505

Total Investments before Short Term Investments (Cost $23,840,989,965)				20,917,407,843

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

			Principal Amount*		Value

	Short Term Investments 19.0%

	Foreign Government and Agency Securities 5.6%
	Argentina 0.2%
a	Argentina Treasury Bill,
	[k] 2/26/20 - 5/13/20		2,636,296,390	ARS	$30,518,403
	Strip, 8/27/20		700,886,180	ARS	8,023,381
a,b	Government of Argentina, FRN, 70.253%, (ARPP7DRR), 6/21/20		370,601,670	ARS	3,241,636

					41,783,420

	Japan 4.5%
k	Japan Treasury Discount Bill,
	1/14/20 - 9/23/20		95,947,550,000	JPY	883,254,490
	1/27/20		35,269,000,000	JPY	324,572,809

					1,207,827,299

	Norway 0.9%
h,i,k	Norway Treasury Bill, 144A, Reg S, 3/18/20 - 9/16/20		2,249,938,000	NOK	255,216,547

	Total Foreign Government and Agency Securities (Cost $1,493,499,256)				1,504,827,266

	U.S. Government and Agency Securities (Cost $194,470,943) 0.7%
	United States 0.7%
	U.S. Treasury Note, 1.25%, 1/31/20		194,600,000		194,538,946

	Total Investments before Money Market Funds (Cost $25,528,960,164)				22,616,774,055

			Shares
	Money Market Funds (Cost $3,382,668,169) 12.7%
	United States 12.7%
l,m	Institutional Fiduciary Trust Money Market Portfolio, 1.26%		3,382,668,169		3,382,668,169

	Total Investments (Cost $28,911,628,333) 97.1%				25,999,442,224
	Options Written (0.6)%				(164,517,242)
	Other Assets, less Liabilities 3.5%				932,787,774

	Net Assets 100.0%				$26,767,712,756

		Number of Contracts	Notional Amount*
n	Options Written (0.6)%
	Calls - Over-the-Counter
	Currency Options (0.3)%
	AUD/JPY, Counterparty CITI, January Strike Price 76.70 JPY, Expires 1/23/20.	1	322,722,000	AUD	(1,041,163)
	AUD/JPY, Counterparty CITI, February Strike Price 75.90 JPY, Expires 2/12/20.	1	197,220,000	AUD	(1,781,082)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20.	1	103,800,000	AUD	(335,825)

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

		Number of Contracts	Notional Amount*		Value

n	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	62,280,000	AUD	$(86,873)
	AUD/JPY, Counterparty CITI, April Strike Price 75.95 JPY, Expires 4/22/20	1	166,333,000	AUD	(2,164,926)
	AUD/JPY, Counterparty CITI, May Strike Price 76.00 JPY, Expires 5/06/20	1	290,641,000	AUD	(3,888,707)
	AUD/JPY, Counterparty CITI, May Strike Price 76.50 JPY, Expires 5/07/20	1	276,800,000	AUD	(3,046,096)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	138,406,000	AUD	(1,045,126)
	AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	415,192,000	AUD	(9,251,142)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	173,002,000	AUD	(1,332,828)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	217,980,000	AUD	(2,059,414)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	138,399,000	AUD	(2,009,351)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	276,799,000	AUD	(235,971)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	230,666,000	AUD	(993,578)
	AUD/USD, Counterparty MSCO, August Strike Price $0.74, Expires 8/12/20	1	294,097,000	AUD	(1,269,690)
	AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	498,240,000	AUD	(5,626,654)
	USD/JPY, Counterparty CITI, March Strike Price 108.91 JPY, Expires 3/20/20	1	910,716,000		(5,967,011)
	USD/JPY, Counterparty CITI, March Strike Price 109.16 JPY, Expires 3/30/20	1	1,062,502,000		(6,455,762)
	USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	1,176,342,000		(14,425,482)
	USD/MXN, Counterparty CITI, January Strike Price 19.96 MXN, Expires 1/30/20	1	61,402,000		(28,245)
	USD/MXN, Counterparty CITI, March Strike Price 21.82 MXN, Expires 3/06/20	1	119,273,000		(25,882)
	USD/MXN, Counterparty CITI, March Strike Price 19.95 MXN, Expires 3/30/20	1	230,254,000		(963,383)
	USD/MXN, Counterparty CITI, May Strike Price 19.34 MXN, Expires 5/12/20	1	115,540,000		(1,933,215)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	254,253,000		(187,639)
	USD/MXN, Counterparty CITI, May Strike Price 22.91 MXN, Expires 5/21/20	1	48,691,000		(38,028)
	USD/MXN, Counterparty CITI, September Strike Price 23.00 MXN, Expires 9/03/20	1	239,850,000		(650,473)
	USD/MXN, Counterparty CITI, September Strike Price 24.30 MXN, Expires 9/08/20	1	159,740,000		(247,118)
	USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	252,750,000		(4,913,460)
	USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	252,750,000		(1,059,275)
	USD/MXN, Counterparty GSCO, March Strike Price 19.49 MXN, Expires 3/12/20	1	153,500,000		(951,700)
	USD/MXN, Counterparty GSCO, March Strike Price 22.11 MXN, Expires 3/12/20	1	153,500,000		(31,621)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

		Number of Contracts	Notional Amount*		Value

n	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	USD/MXN, Counterparty JPHQ, May Strike Price 21.54 MXN, Expires 5/13/20	1	181,608,125		$(328,711)
	USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	145,288,000		(412,327)
	USD/MXN, Counterparty MSCO, February Strike Price 19.98 MXN, Expires 2/06/20	1	1,148,522,000		(862,540)
	USD/MXN, Counterparty MSCO, February Strike Price 20.15 MXN, Expires 2/20/20	1	1,151,276,000		(1,113,284)
	USD/MXN, Counterparty MSCO, March Strike Price 22.56 MXN, Expires 3/05/20	1	287,819,000		(29,645)
	USD/MXN, Counterparty MSCO, March Strike Price 20.49 MXN, Expires 3/10/20	1	239,851,000		(286,382)
	USD/MXN, Counterparty MSCO, March Strike Price 22.87 MXN, Expires 3/12/20	1	94,000,000		(9,964)
	USD/MXN, Counterparty MSCO, June Strike Price 24.20 MXN, Expires 6/15/20	1	62,400,000		(32,261)
	USD/MXN, Counterparty MSCO, September Strike Price 24.56 MXN, Expires 9/04/20	1	575,640,000		(771,933)
	USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	47,970,000		(182,622)

					(78,076,389)

	Puts - Over-the-Counter
	Currency Options (0.3)%
	AUD/JPY, Counterparty CITI, July Strike Price 68.00 JPY, Expires 7/21/20	1	369,068,000	AUD	(1,183,690)
	AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	196,063,000	AUD	(304,850)
	USD/JPY, Counterparty CITI, March Strike Price 102.84 JPY, Expires 3/20/20	1	910,716,000		(1,193,038)
	USD/JPY, Counterparty CITI, March Strike Price 100.13 JPY, Expires 3/30/20	1	531,252,000		(386,751)
	USD/JPY, Counterparty CITI, September Strike Price 100.03 JPY, Expires 9/22/20	1	588,172,000		(3,009,676)
	USD/MXN, Counterparty CITI, March Strike Price 18.96 MXN, Expires 3/06/20	1	191,688,000		(1,577,209)
	USD/MXN, Counterparty CITI, March Strike Price 19.38 MXN, Expires 3/06/20	1	115,012,000		(2,502,086)
	USD/MXN, Counterparty CITI, March Strike Price 19.37 MXN, Expires 3/09/20	1	287,819,000		(6,140,618)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	252,447,000		(6,815,312)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	90,159,000		(2,902,669)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	381,384,000		(6,451,492)
	USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	158,682,000		(11,200,886)
	USD/MXN, Counterparty CITI, May Strike Price 19.09 MXN, Expires 5/21/20	1	48,691,000		(629,526)

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

		Number of Contracts	Notional Amount*	Value

n	Options Written (continued)
	Currency Options (continued)
	USD/MXN, Counterparty CITI, September Strike Price 19.76 MXN, Expires 9/03/20	1	479,699,000	$(14,681,668)
	USD/MXN, Counterparty GSCO, March Strike Price 19.40 MXN, Expires 3/12/20	1	192,000,000	(4,273,152)
	USD/MXN, Counterparty JPHQ, January Strike Price 19.00 MXN, Expires 1/27/20	1	290,576,000	(2,244,409)
	USD/MXN, Counterparty JPHQ, March Strike Price 19.45 MXN, Expires 3/05/20	1	287,133,000	(7,055,719)
	USD/MXN, Counterparty JPHQ, April Strike Price 19.36 MXN, Expires 4/24/20	1	254,253,000	(5,173,540)
	USD/MXN, Counterparty JPHQ, June Strike Price 19.40 MXN, Expires 6/12/20	1	95,591,000	(2,040,008)
	USD/MXN, Counterparty MSCO, March Strike Price 19.05 MXN, Expires 3/12/20	1	94,000,000	(992,170)
	USD/MXN, Counterparty MSCO, June Strike Price 19.05 MXN, Expires 6/15/20	1	94,000,000	(1,177,538)
	USD/MXN, Counterparty MSCO, September Strike Price 19.76 MXN, Expires 9/10/20	1	143,911,000	(4,504,846)

				(86,440,853)

	Total Options Written (Premiums received $231,804,813)			(164,517,242)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 11 regarding fair value measurements.

bThe coupon rate shown represents the rate at period end.

cRedemption price at maturity is adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(f).

gPrincipal amount is stated in 100 Unidad de Inversion Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $1,208,811,754, representing 4.5% of net assets.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $1,208,811,754, representing 4.5% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security was issued on a discount basis with no stated coupon rate.

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

nSee Note 1(c) regarding written options.

franklintempleton.com	Annual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Norwegian Krone	DBAB	Buy	621,166,000	68,043,904		1/03/20	$2,725,073	$—
Norwegian Krone	DBAB	Sell	621,166,000	67,597,397		1/03/20	—	(3,171,580)
Indian Rupee	BNDP	Sell	15,907,375,900	221,844,723		1/07/20	—	(1,020,384)
South Korean Won	HSBK	Buy	189,000,000,000	162,580,645		1/08/20	941,607	—
South Korean Won	HSBK	Sell	217,730,968,000	182,338,973		1/08/20	—	(6,041,229)
Indian Rupee	BNDP	Sell	4,475,348,160	61,350,261		1/13/20	—	(1,333,812)
Australian Dollar	JPHQ	Sell	356,800,000	26,170,919,632	JPY	1/14/20	—	(9,430,539)
Australian Dollar	JPHQ	Buy	318,485,546	216,338,951		1/15/20	7,213,346	—
Australian Dollar	JPHQ	Sell	318,485,546	223,135,751		1/15/20	—	(416,546)
Indian Rupee	CITI	Sell	30,888,702,600	421,803,941		1/16/20	—	(10,783,072)
Euro	SCNY	Buy	140,680,000	155,958,129		1/17/20	1,979,588	—
Euro	SCNY	Sell	140,680,000	156,310,955		1/17/20	—	(1,626,763)
South Korean Won	CITI	Sell	280,696,000,000	233,835,388		1/17/20	—	(9,065,480)
Euro	DBAB	Buy	21,602,855	24,018,054		1/23/20	244,243	—
Euro	DBAB	Sell	21,602,855	24,601,763		1/23/20	339,466	—
Australian Dollar	JPHQ	Buy	248,603,352	168,927,718		1/31/20	5,644,600	—
Australian Dollar	JPHQ	Sell	248,603,352	172,481,006		1/31/20	—	(2,091,312)
Indian Rupee	HSBK	Sell	37,052,679,517	516,053,276		2/03/20	—	(2,315,849)
Brazilian Real	JPHQ	Buy	821,500,000	181,558,998	EUR	2/04/20	168,836	—
Brazilian Real	JPHQ	Sell	682,986,700	165,906,357		2/04/20	—	(3,890,165)
Indian Rupee	HSBK	Sell	32,873,248,007	456,658,142		2/05/20	—	(3,139,719)
Indian Rupee	BNDP	Sell	16,040,174,100	223,770,068		2/06/20	—	(559,142)
Indian Rupee	HSBK	Sell	9,662,150,000	135,352,665		2/06/20	223,055	—
Swiss Franc	UBSW	Buy	182,206,072	165,822,781	EUR	2/10/20	2,405,986	—
South Korean Won	HSBK	Sell	100,447,500,000	86,317,350		2/12/20	—	(652,228)
Swiss Franc	GSCO	Buy	178,817,677	162,792,394	EUR	2/12/20	2,304,291	—
Swedish Krona	DBAB	Buy	2,270,871,661	212,712,083	EUR	2/13/20	3,766,583	—
Indian Rupee	HSBK	Sell	8,304,820,383	114,720,140		2/14/20	—	(1,324,887)
Indian Rupee	HSBK	Sell	21,563,770,000	297,451,824		2/18/20	—	(3,731,468)
Australian Dollar	JPHQ	Sell	631,528,887	45,193,154,446	JPY	2/21/20	—	(26,599,502)
South Korean Won	CITI	Sell	521,261,500,000	447,780,689		2/21/20	—	(3,627,109)
Euro	SCNY	Buy	106,299,000	118,121,256		2/24/20	1,498,081	—
Euro	SCNY	Sell	106,299,000	119,304,683		2/24/20	—	(314,654)
Australian Dollar	CITI	Sell	230,489,162	16,477,958,311	JPY	2/25/20	—	(9,837,892)
Euro	HSBK	Sell	256,573,382	30,276,582,738	JPY	2/25/20	—	(9,258,914)
Japanese Yen	CITI	Buy	37,765,598,300	359,569,973		2/26/20	—	(10,935,894)
Japanese Yen	CITI	Sell	37,765,598,300	354,466,102		2/26/20	5,832,023	—
Norwegian Krone	DBAB	Buy	1,522,441,000	170,015,858		2/26/20	3,467,881	—
Norwegian Krone	DBAB	Sell	1,522,441,000	165,680,814		2/26/20	—	(7,802,924)
Japanese Yen	CITI	Buy	25,751,284,600	244,938,674		2/27/20	—	(7,201,533)
Japanese Yen	CITI	Sell	25,751,284,600	241,714,847		2/27/20	3,977,705	—
Japanese Yen	JPHQ	Buy	25,451,577,900	242,079,985		2/27/20	—	(7,109,751)
Japanese Yen	CITI	Buy	49,452,842,000	473,692,805		2/28/20	—	(17,115,769)
Japanese Yen	CITI	Sell	49,452,842,000	464,216,477		2/28/20	7,639,440	—
Brazilian Real	JPHQ	Sell	856,375,200	207,382,890		3/03/20	—	(5,164,891)

26	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	CITI	Sell	264,500,000	18,942,837,743	JPY	3/06/20	$—	$(10,925,611)
Euro	CITI	Buy	264,949,140	293,176,821		3/06/20	5,179,416	—
Euro	CITI	Sell	264,949,140	295,815,715		3/06/20	—	(2,540,522)
Japanese Yen	HSBK	Buy	12,854,977,080	121,168,661		3/06/20	—	(2,435,509)
Japanese Yen	JPHQ	Buy	12,209,005,355	115,204,360		3/06/20	—	(2,437,634)
Japanese Yen	JPHQ	Sell	12,209,005,355	116,051,191		3/06/20	3,284,464	—
Euro	BOFA	Buy	177,262,005	198,169,350		3/10/20	1,495,212	—
Euro	BOFA	Sell	177,262,005	197,523,053		3/10/20	—	(2,141,510)
Euro	JPHQ	Buy	98,740,367	110,611,427		3/10/20	607,850	—
Euro	JPHQ	Sell	98,740,367	110,049,298		3/10/20	—	(1,169,979)
Australian Dollar	HSBK	Sell	272,405,000	20,062,900,655	JPY	3/12/20	—	(6,099,966)
Australian Dollar	JPHQ	Sell	322,250,000	24,048,086,710	JPY	3/12/20	—	(4,314,426)
Australian Dollar	HSBK	Sell	138,350,000	10,286,391,675	JPY	3/13/20	—	(2,200,806)
Swedish Krona	DBAB	Buy	2,270,870,060	212,632,265	EUR	3/13/20	3,755,536	—
Norwegian Krone	DBAB	Buy	2,060,194,402	228,508,568		3/20/20	6,258,650	—
South Korean Won	CITI	Sell	465,402,500,000	395,363,802		3/20/20	—	(8,205,784)
Euro	GSCO	Buy	98,661,109	109,773,309		3/23/20	1,450,530	—
Euro	GSCO	Sell	98,661,108	110,577,397		3/23/20	—	(646,442)
Japanese Yen	HSBK	Buy	70,143,769,930	660,154,485		3/23/20	—	(11,633,304)
Japanese Yen	HSBK	Sell	70,143,769,930	669,652,637		3/23/20	21,131,456	—
Japanese Yen	JPHQ	Buy	47,483,415,958	446,530,250		3/23/20	—	(7,517,619)
Japanese Yen	JPHQ	Sell	47,483,415,958	451,770,292		3/23/20	12,757,661	—
Norwegian Krone	DBAB	Buy	1,243,434,000	139,075,688		3/23/20	2,618,867	—
Norwegian Krone	DBAB	Sell	1,243,434,000	136,347,428		3/23/20	—	(5,347,127)
Japanese Yen	JPHQ	Buy	12,323,948,130	116,995,324		3/24/20	—	(3,046,332)
Japanese Yen	JPHQ	Sell	12,323,948,130	117,259,683		3/24/20	3,310,691	—
Norwegian Krone	DBAB	Buy	935,306,000	104,014,190		3/24/20	2,567,973	—
Norwegian Krone	DBAB	Sell	935,306,000	101,784,288		3/24/20	—	(4,797,876)
Euro	CITI	Buy	39,100,000	43,318,890		3/25/20	765,524	—
Euro	CITI	Sell	39,100,000	43,518,300		3/25/20	—	(566,114)
Euro	HSBK	Sell	256,580,052	30,332,893,753	JPY	3/25/20	—	(8,809,724)
Euro	BZWS	Buy	121,193,300	134,945,709		3/31/20	1,750,034	—
Euro	BZWS	Sell	121,193,300	134,281,570		3/31/20	—	(2,414,174)
Euro	CITI	Buy	30,327,138	33,612,174		3/31/20	594,261	—
Euro	CITI	Sell	30,327,138	35,133,989		3/31/20	927,555	—
Euro	CITI	Sell	302,614,600	35,660,039,099	JPY	3/31/20	—	(11,470,710)
Euro	SCNY	Buy	225,919,558	251,604,805		3/31/20	3,213,259	—
Euro	SCNY	Sell	225,919,558	250,440,867		3/31/20	—	(4,377,197)
Euro	HSBK	Buy	111,328,000	123,943,689		4/01/20	1,632,637	—
Euro	HSBK	Sell	111,328,000	123,371,463		4/01/20	—	(2,204,863)
Euro	BOFA	Buy	177,149,495	197,396,796		4/08/20	2,512,150	—
Euro	BOFA	Sell	177,149,495	196,843,204		4/08/20	—	(3,065,742)
Euro	GSCO	Buy	127,740,000	142,272,980		4/08/20	1,878,539	—
Euro	GSCO	Sell	127,740,000	141,976,623		4/08/20	—	(2,174,896)
Mexican Peso	CITI	Sell	1,270,192,000	63,246,180		4/08/20	—	(2,900,007)
Euro	UBSW	Buy	154,764,200	173,345,190		4/09/20	1,313,347	—

franklintempleton.com	Annual Report	27

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	154,764,200	172,190,649		4/09/20	$—	$(2,467,888)
Euro	BZWS	Buy	202,258,000	225,410,473		4/14/20	2,917,982	—
Euro	BZWS	Sell	202,258,000	224,858,309		4/14/20	—	(3,470,147)
Euro	BOFA	Buy	177,095,041	198,265,447		4/15/20	1,669,052	—
Euro	BOFA	Sell	177,095,041	197,579,624		4/15/20	—	(2,354,875)
Euro	GSCO	Buy	311,139,260	346,832,854		4/15/20	4,433,178	—
Euro	GSCO	Sell	311,139,260	347,662,992		4/15/20	—	(3,603,039)
Swedish Krona	DBAB	Buy	2,270,870,900	208,929,065	EUR	4/15/20	7,814,767	—
Japanese Yen	HSBK	Buy	13,388,924,282	124,733,783		4/21/20	—	(741,061)
Euro	GSCO	Buy	98,685,171	110,727,229		4/23/20	740,556	—
Euro	GSCO	Sell	98,685,171	111,425,427		4/23/20	—	(42,358)
Euro	UBSW	Buy	245,086,718	274,759,367		4/24/20	2,090,470	—
Euro	UBSW	Sell	245,086,718	276,145,332		4/24/20	—	(704,504)
Euro	BOFA	Buy	260,447,167	292,082,642		4/29/20	2,209,915	—
Euro	BOFA	Sell	260,447,167	292,450,914		4/29/20	—	(1,841,642)
Euro	GSCO	Buy	204,004,038	228,985,352		4/29/20	1,529,230	—
Euro	GSCO	Sell	204,004,038	229,243,417		4/29/20	—	(1,271,165)
Euro	SCNY	Buy	221,525,985	248,347,244		4/29/20	1,966,282	—
Euro	SCNY	Sell	221,525,985	248,909,920		4/29/20	—	(1,403,606)
Euro	BOFA	Buy	260,447,167	292,103,478		4/30/20	2,207,399	—
Euro	BOFA	Sell	260,447,167	292,521,235		4/30/20	—	(1,789,641)
Euro	CITI	Sell	302,614,600	36,607,288,162	JPY	4/30/20	—	(2,775,134)
Euro	GSCO	Buy	164,724,987	184,907,916		4/30/20	1,234,847	—
Euro	GSCO	Sell	164,724,987	184,964,746		4/30/20	—	(1,178,017)
Brazilian Real	JPHQ	Sell	774,633,900	186,879,875		5/05/20	—	(4,808,997)
Swiss Franc	UBSW	Buy	182,206,073	165,963,250	EUR	5/08/20	2,404,593	—
Swiss Franc	GSCO	Buy	178,817,677	162,931,824	EUR	5/12/20	2,304,256	—
Swedish Krona	DBAB	Buy	2,270,871,160	213,329,497	EUR	5/13/20	2,741,303	—
Euro	BOFA	Buy	189,563,331	212,863,698		5/20/20	1,613,953	—
Euro	BOFA	Sell	189,563,331	212,070,185		5/20/20	—	(2,407,465)
Australian Dollar	JPHQ	Sell	1,263,057,774	91,600,195,829	JPY	5/21/20	—	(39,461,514)
Euro	BOFA	Buy	36,000,000	40,362,408		5/21/20	371,613	—
Euro	BOFA	Sell	79,015,000	88,560,012		5/21/20	—	(845,506)
Euro	GSCO	Sell	98,661,108	110,549,772		5/21/20	—	(1,085,330)
Euro	UBSW	Sell	23,478,000	26,314,142		5/21/20	—	(251,228)
Euro	HSBK	Sell	513,146,764	61,113,290,826	JPY	5/22/20	—	(13,714,051)
Japanese Yen	JPHQ	Buy	25,451,087,700	237,018,883		5/26/20	—	(855,975)
Swedish Krona	DBAB	Buy	403,702,175	42,428,866		5/26/20	974,652	—
Euro	BNDP	Sell	167,743,577	186,881,619		5/27/20	—	(2,991,347)
Euro	MSCO	Sell	385,872,751	430,325,292		5/27/20	—	(6,453,301)
Euro	BOFA	Sell	433,100,194	482,772,455		5/29/20	—	(7,525,155)
Euro	BZWS	Sell	121,193,300	135,612,878		5/29/20	—	(1,585,825)
Euro	GSCO	Sell	162,082,480	180,660,016		5/29/20	—	(2,827,902)
Brazilian Real	CITI	Buy	740,416,000	156,602,369	EUR	6/02/20	5,643,057	—
Euro	HSBK	Sell	172,450,000	193,329,384		6/04/20	—	(1,968,317)
Euro	SCNY	Sell	276,473,292	309,885,366		6/05/20	—	(3,237,087)

28	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	UBSW	Sell	15,764,200	17,670,092		6/05/20	$—	$(183,803)
Japanese Yen	HSBK	Buy	12,854,977,220	121,871,691		6/08/20	—	(2,501,857)
Japanese Yen	JPHQ	Buy	12,209,005,415	115,882,311		6/08/20	—	(2,510,896)
Japanese Yen	JPHQ	Sell	12,209,005,415	116,663,320		6/08/20	3,291,905	—
Australian Dollar	HSBK	Sell	413,665,000	30,476,209,960	JPY	6/12/20	—	(8,291,812)
Australian Dollar	JPHQ	Sell	632,510,000	46,736,358,972	JPY	6/12/20	—	(11,405,687)
Euro	JPHQ	Sell	86,668,842	100,719,595		6/15/20	2,500,695	—
Norwegian Krone	JPHQ	Buy	1,654,058,800	180,752,687		6/15/20	7,737,541	—
Swedish Krona	DBAB	Buy	2,270,870,060	216,396,994	EUR	6/15/20	—	(860,346)
Swedish Krona	DBAB	Buy	2,270,871,661	212,361,986	EUR	6/15/20	3,712,567	—
Norwegian Krone	JPHQ	Buy	1,643,992,700	180,752,689		6/16/20	6,590,471	—
Mexican Peso	CITI	Sell	4,355,417,000	214,230,479		6/17/20	—	(10,271,437)
Norwegian Krone	JPHQ	Buy	1,684,107,200	186,859,343		6/19/20	5,055,195	—
Japanese Yen	JPHQ	Buy	23,767,265,972	224,745,522		6/22/20	—	(3,871,235)
Japanese Yen	JPHQ	Sell	13,066,000,000	124,943,438		6/22/20	3,518,305	—
Japanese Yen	BNDP	Buy	60,062,260,870	573,665,313		6/24/20	—	(15,430,929)
Euro	CITI	Sell	302,614,600	35,653,986,807	JPY	6/30/20	—	(11,774,685)
Euro	UBSW	Sell	119,762,500	135,984,331		7/23/20	—	(60,559)
Swiss Franc	UBSW	Buy	182,206,072	166,094,870	EUR	8/10/20	2,406,788	—
Swiss Franc	GSCO	Buy	178,817,677	163,065,546	EUR	8/12/20	2,297,472	—
Australian Dollar	JPHQ	Sell	631,528,893	44,882,695,249	JPY	8/21/20	—	(26,943,395)
Australian Dollar	CITI	Sell	229,875,438	16,316,248,248	JPY	8/24/20	—	(9,987,496)
Euro	HSBK	Sell	256,573,382	30,318,558,144	JPY	8/24/20	—	(9,278,056)
Japanese Yen	CITI	Buy	30,984,770,000	299,805,563		8/31/20	—	(10,716,956)
Japanese Yen	CITI	Sell	30,984,770,000	294,063,824		8/31/20	4,975,217	—
Japanese Yen	HSBK	Buy	12,854,977,030	123,861,608		9/08/20	—	(3,870,067)
Norwegian Krone	JPHQ	Buy	1,475,731,300	163,564,323		9/21/20	4,564,043	—
Euro	CITI	Sell	605,229,200	72,380,353,814	JPY	9/30/20	—	(14,016,758)
Euro	GSCO	Sell	195,619,980	218,883,108		10/05/20	—	(4,363,367)
Mexican Peso	CITI	Sell	1,303,300,000	63,246,113		10/08/20	—	(2,853,871)
Mexican Peso	CITI	Sell	978,884,000	47,434,594		10/09/20	—	(2,205,099)
Mexican Peso	CITI	Sell	3,263,613,000	157,828,680		10/13/20	—	(7,580,724)
Mexican Peso	CITI	Sell	4,803,893,000	233,155,680		10/15/20	—	(10,253,390)
Euro	BOFA	Sell	94,781,665	107,273,889		10/16/20	—	(968,196)
Mexican Peso	CITI	Sell	4,398,692,000	215,456,340		10/16/20	—	(7,391,249)
Swiss Franc	UBSW	Buy	182,206,073	166,222,151	EUR	11/09/20	2,410,066	—
Swiss Franc	GSCO	Buy	178,817,677	163,184,593	EUR	11/12/20	2,308,959	—

Total Forward Exchange Contracts							$225,613,745	$(570,260,829)

Net unrealized appreciation (depreciation)								$(344,647,084)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Annual Report	29

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Bond Fund (continued)

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.861%	Semi-Annual	7/24/45	$54,025,000	$(9,003,437)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.574%	Semi-Annual	8/24/45	482,400,000	(51,337,134)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	404,700,000	(39,207,846)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual	7/27/47	980,700,000	(112,714,692)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	422,692,000	(86,169,388)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	422,692,000	(88,267,591)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	422,692,000	(89,888,206)

Total Interest Rate Swap Contracts				$(476,588,294)

See Note 9 regarding other derivative information.

See Abbreviations on page 51.

30	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Global Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$25,528,960,164
Cost - Non-controlled affiliates (Note 3f)	3,382,668,169

Value - Unaffiliated issuers	$22,616,774,055
Value - Non-controlled affiliates (Note 3f)	3,382,668,169
Cash	26,950,000
Restricted currency, at value (cost $97,524,761) (Note 1d)	96,378,491
Foreign currency, at value(cost $22,134,349)	22,199,956
Receivables:
Capital shares sold	119,252,329
Interest	314,205,164
Affiliates	118,612
Deposits with brokers for:
OTC derivative contracts	450,395,000
Centrally cleared swap contracts	439,166,432
Variation margin on centrally cleared swap contracts	36,474,404
Unrealized appreciation on OTC forward exchange contracts	225,613,745
Other assets	4,125

Total assets	27,730,200,482
Liabilities:
Payables:
Capital shares redeemed	167,920,545
Management fees	10,180,031
Distribution fees	2,266,090
Transfer agent fees	8,224,013
Deposits from brokers for:
OTC derivative contracts	1,010,000
Options written, at value (premiums received $231,804,813)	164,517,242
Unrealized depreciation on OTC forward exchange contracts	570,260,829
Deferred tax	27,282,042
Accrued expenses and other liabilities	10,826,934

Total liabilities	962,487,726

Net assets, at value	$26,767,712,756
Net assets consist of:
Paid-in capital	$31,249,314,257
Total distributable earnings (losses)	(4,481,601,501)

Net assets, at value	$26,767,712,756

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Templeton Global Bond Fund

Class A:
Net assets, at value	$ 6,514,630,360
Shares outstanding	609,606,496
Net asset value per share[a]	$10.69
Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.11

Class C:
Net assets, at value	$ 1,392,223,410
Shares outstanding	129,908,962
Net asset value and maximum offering price per share[a]	$10.72

Class R:
Net assets, at value	$ 208,853,314
Shares outstanding	19,543,354
Net asset value and maximum offering price per share	$10.69

Class R6:
Net assets, at value	$ 4,407,298,544
Shares outstanding	414,269,860
Net asset value and maximum offering price per share	$10.64

Advisor Class:
Net assets, at value	$14,244,707,128
Shares outstanding	1,338,966,834
Net asset value and maximum offering price per share	$10.64

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Global Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$120,725,792
Interest: (net of foreign taxes)~
Unaffiliated issuers	1,846,768,571

Total investment income	1,967,494,363

Expenses:
Management fees (Note 3a)	153,926,604
Distribution fees: (Note 3c)
Class A	19,193,494
Class C	12,401,616
Class R	1,138,745
Transfer agent fees: (Note 3e)
Class A	11,089,203
Class C	2,757,270
Class R	329,580
Class R6	1,933,516
Advisor Class	25,588,907
Custodian fees (Note 4)	9,164,461
Reports to shareholders	2,442,141
Registration and filing fees	587,266
Professional fees	140,029
Trustees’ fees and expenses	624,419
Other	4,294,499

Total expenses	245,611,750
Expenses waived/paid by affiliates (Note 3f and 3g)	(23,149,410)

Net expenses	222,462,340

Net investment income	1,745,032,023

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(481,105,346)
Written options	56,381,652
Foreign currency transactions	(61,484,770)
Forward exchange contracts	1,072,433,714
Swap contracts	(720,052,956)

Net realized gain (loss)	(133,827,706)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(607,935,492)
Translation of other assets and liabilities denominated in foreign currencies	1,377,141
Forward exchange contracts	(293,162,139)
Written options	67,287,571
Swap contracts	(642,859,404)
Change in deferred taxes on unrealized appreciation	10,401,477

Net change in unrealized appreciation (depreciation)	(1,464,890,846)

Net realized and unrealized gain (loss)	(1,598,718,552)

Net increase (decrease) in net assets resulting from operations	$146,313,471

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended December 31, 2019

Templeton Global Bond Fund

~Foreign taxes withheld on interest	$48,337,968
#Net of foreign taxes	$8,569,531

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Bond Fund

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$1,745,032,023	$1,881,305,349
Net realized gain (loss)	(133,827,706)	872,684,714
Net change in unrealized appreciation (depreciation)	(1,464,890,846)	(2,273,047,672)

Net increase (decrease) in net assets resulting from operations	146,313,471	480,942,391

Distributions to shareholders:
Class A	(450,594,449)	(557,200,572)
Class C	(102,741,096)	(154,357,753)
Class R	(12,804,137)	(15,214,928)
Class R6	(286,196,893)	(277,790,647)
Advisor Class	(1,083,896,447)	(1,317,299,338)

Total distributions to shareholders	(1,936,233,022)	(2,321,863,238)

Capital share transactions: (Note 2)
Class A	(1,464,401,812)	(823,064,124)
Class C	(726,315,359)	(882,670,395)
Class R	(18,340,182)	(21,965,769)
Class R6	598,029,081	432,049,270
Advisor Class	(3,256,125,030)	(1,280,741,905)

Total capital share transactions	(4,867,153,302)	(2,576,392,923)

Net increase (decrease) in net assets	(6,657,072,853)	(4,417,313,770)
Net assets:
Beginning of year	33,424,785,609	37,842,099,379

End of year	$26,767,712,756	$33,424,785,609

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Bond Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

1. Organization and Significant Accounting
Policies (continued)

c. Derivative Financial Instruments (continued)

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

d. Restricted Currency

At December 31, 2019, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	137,611,766	$1,533,264,819	182,347,620	$2,136,666,269
Shares issued in reinvestment of distributions	38,387,362	426,738,930	45,864,962	530,435,217
Shares redeemed	(307,683,804)	(3,424,405,561)	(298,813,486)	(3,490,165,610)

Net increase (decrease)	(131,684,676)	$(1,464,401,812)	(70,600,904)	$(823,064,124)

Class C Shares:
Shares sold	13,548,410	$151,865,696	11,849,791	$139,437,612
Shares issued in reinvestment of distributions	8,148,728	90,991,905	11,881,218	137,865,021
Shares redeemed[a]	(87,656,361)	(969,172,960)	(98,914,466)	(1,159,973,028)

Net increase (decrease)	(65,959,223)	$(726,315,359)	(75,183,457)	$(882,670,395)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended December 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class R Shares:
Shares sold	5,242,028	$58,489,043	5,543,830	$65,061,723
Shares issued in reinvestment of distributions	1,110,292	12,316,999	1,240,090	14,331,689
Shares redeemed	(8,022,260)	(89,146,224)	(8,632,695)	(101,359,181)

Net increase (decrease)	(1,669,940)	$(18,340,182)	(1,848,775)	$(21,965,769)

Class R6 Shares:
Shares sold	158,867,377	$1,776,522,575	104,154,321	$1,220,751,045
Shares issued in reinvestment of distributions	22,483,223	247,906,617	22,604,811	260,294,994
Shares redeemed	(130,160,868)	(1,426,400,111)	(90,365,753)	(1,048,996,769)

Net increase (decrease)	51,189,732	$598,029,081	36,393,379	$432,049,270

Advisor Class Shares:
Shares sold	448,155,451	$4,971,329,931	423,530,275	$4,956,365,495
Shares issued in reinvestment of distributions	87,051,750	962,385,089	97,996,461	1,128,514,511
Shares redeemed	(841,142,266)	(9,189,840,050)	(633,059,421)	(7,365,621,911)

Net increase (decrease)	(305,935,065)	$(3,256,125,030)	(111,532,685)	$(1,280,741,905)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $1.3 billion
0.475%	Over $1.3 billion, up to and including $35 billion
0.470%	Over $35 billion, up to and including $50 billion
0.465%	Over $50 billion, up to and including $65 billion
0.460%	Over $65 billion, up to and including $80 billion
0.455%	In excess of $80 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.479% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$199,307

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements (continued)

CDSC retained	$134,190

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $41,698,476, of which $12,779,889 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$7,481,574,945	$13,590,123,163	$(17,689,029,939)	$—	$—	$3,382,668,169	3,382,668,169	$120,725,792

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $224,777,755, respectively.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$ 90,236,615

Long term	597,474,290

Total capital loss carryforwards	$687,710,905

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $85,601,917.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$1,936,233,022	$2,321,863,238

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$28,708,705,002

Unrealized appreciation	$1,162,028,732
Unrealized depreciation	(4,834,560,243)

Net unrealized appreciation (depreciation)	$(3,672,531,511)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, tax straddles and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $8,009,456,922 and $6,208,036,588, respectively.

7. Credit Risk

At December 31, 2019, the Fund had 14.1% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2019, the Fund had 2.2% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$476,588,294	[a]

Foreign exchange contracts	Investments in securities, at value	94,718,505	[b]	Options written, at value	164,517,242

	Unrealized appreciation on OTC forward exchange contracts	225,613,745		Unrealized depreciation on OTC forward exchange contracts	570,260,829

Totals		$320,332,250			$1,211,366,365

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(720,052,956)	Swap contracts	$(642,859,404)

Foreign exchange contracts	Investments	(65,910,803)[a]	Investments	(235,258,248)	[a]
	Written options	56,381,652	Written options	67,287,571
	Forward exchange contracts	1,072,433,714	Forward exchange contracts	(293,162,139)

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Value recovery instruments	Investments	$ 89,965,358	[a]	Investments	$(74,194,372)	[a]

Totals		$432,816,965			$(1,178,186,592)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$16,351,593,120
Swap contracts	$6,776,910,846
Forward exchange contracts	$38,350,922,160
VRI	$83,968,079

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$225,613,745	$570,260,829
Options purchased	94,718,505	—
Options written	—	164,517,242

Total	$320,332,250	$734,778,071

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

9. Other Derivative Information (continued)

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	12,079,294	(12,079,294)	—	—	—
BZWS	4,668,016	(4,668,016)	—	—	—
CITI	103,228,356	(103,228,356)	—	—	—
DBAB	40,987,561	(21,979,853)	(17,997,708)	(1,010,000)	—
GSCO	20,918,795	(20,918,795)	—	—	—
HSBK	26,678,737	(26,678,737)	—	—	—
JPHQ	71,303,722	(71,303,722)	—	—	—
MSCO	18,779,309	(18,779,309)	—	—	—
SCNY	8,657,210	(8,657,210)	—	—	—
UBSW	13,031,250	(3,667,982)	(9,282,913)	—	80,355

Total	$320,332,250	$(291,961,274)	$(27,280,621)	$(1,010,000)	$80,355

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$21,335,614	$—	$—	$(21,335,614)	$—
BOFA	22,939,732	(12,079,294)	—	(10,151,000)	709,438
BZWS	7,470,146	(4,668,016)	—	(2,381,000)	421,130
CITI	313,212,830	(103,228,356)	—	(209,984,474)	—
DBAB	21,979,853	(21,979,853)	—	—	—
GSCO	22,448,989	(20,918,795)	—	(1,100,000)	430,194
HSBK	106,844,829	(26,678,737)	—	(78,312,000)	1,854,092
JPHQ	180,301,109	(71,303,722)	—	(108,680,000)	317,387
MSCO	23,617,680	(18,779,309)	—	(2,820,000)	2,018,371
SCNY	10,959,307	(8,657,210)	—	(1,860,000)	442,097
UBSW	3,667,982	(3,667,982)	—	—	—

Total	$734,778,071	$(291,961,274)	$—	$(436,624,088)	$6,192,709

a At December 31, 2019, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

b In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 51.

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

11.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Foreign Government and Agency Securities:

Argentina	$—	$47,870,222	$421,896,146	$469,766,368

All Other Foreign Government and Agency Securities	—	14,925,965,084	—	14,925,965,084

U.S. Government and Agency Securities	—	5,426,957,886	—	5,426,957,886

Options Purchased	—	94,718,505	—	94,718,505

Short Term Investments:

Argentina	—	—	41,783,420	41,783,420

All Other Short Term Investments	3,382,668,169	1,657,582,792	—	5,040,250,961

Total Investments in Securities	$3,382,668,169	$22,153,094,489	$463,679,566	$25,999,442,224

Other Financial Instruments:

Forward Exchange Contracts	$—	$225,613,745	$—	$225,613,745

Restricted Currency (ARS)	—	—	96,378,491	96,378,491

Total other Financial Instruments	$—	$225,613,745	$96,378,491	$321,992,236

Receivables:

Interest (ARS)	$—	$—	$20,624,672	$20,624,672

Liabilities:

Other Financial Instruments:

Options Written	$—	$164,517,242	$—	$164,517,242

Forward Exchange Contracts	—	570,260,829	—	570,260,829

Swap Contracts	—	476,588,294	—	476,588,294

Total Other Financial Instruments	$—	$1,211,366,365	$—	$1,211,366,365

Payables:

Deferred Tax (ARS)	$—	$—	$57,813	$57,813

aFor detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliations of assets and/or liabilities, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:

Investments in Securities:

Foreign Government and Agency Securities:

Argentina	$—	$20,649,206	$—	$376,883,120	$—	$95,308,360	$—	$(70,944,540)	$421,896,146	$25,767,590

Short Term Investments:

Argentina	—	32,471,697	(2,637,225)	696,974	—	8,260,040	(4,141,302)	7,133,236	41,783,420	7,987,948

Total Investments in Securities	$—	$53,120,903	$(2,637,225)	$377,580,094	$—	$103,568,400	$(4,141,302)	$(63,811,304)	$463,679,566	$33,755,538

Other Financial Instruments:

Restricted Currency (ARS)	$—	$136,785,429	$(54,568,940)	$24,548,676	$—	$—	$(16,265,120)	$5,878,446	$96,378,491	$(1,146,270)

Receivables:

Interest (ARS)	$—	$30,977,808	$(50,656,241)	$42,111,132	$—	$—	$(23,003,688)	$21,195,661	$20,624,672	$48,608

Liabilities:

Payables:

Deferred Tax (ARS)	$—	$—	$—	$77,317	$—	$—	$—	$(19,504)	$57,813	$(19,504)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

11. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount		Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$421,896,146	Market Comparables	Implied Foreign exchange rate	75.1	ARS/USD	Decrease[b]
Short Term Investments:
Argentina	41,783,420	Market Comparables	Implied Foreign exchange rate	75.1	ARS/USD	Decrease[b]
Other Financial Instruments:
Restricted Currency (ARS)	96,378,491	Market Comparables	Implied Foreign exchange rate	75.1	ARS/USD	Decrease[b]
All other[c]	20,624,672
Liabilities:
All other[c]	57,813

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

12.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Bond Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate

BOFA	Bank of America Corp.	AUD	Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private

BZWS	Barclays Bank PLC	BRL	Brazilian Real	FHLB	Banks ARS

CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Federal Home Loan Bank

DBAB	Deutsche Bank AG	EUR	Euro	LIBOR	Floating Rate Note

GSCO	The Goldman Sachs Group Inc.	GHS	Ghanaian Cedi	VRI	Value Recovery Instruments

HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah

JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee

MSCO	Morgan Stanley	JPY	Japanese Yen

SCNY	Standard Chartered Bank	KRW	South Korean Won

UBSW	UBS AG	MXN	Mexican Peso

		USD	United States Dollar

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Bond Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Independent Board Members (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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Independent Board Members (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	21	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Global Bond Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		406 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2019, global economic growth moderated amid ongoing U.S.-China trade disputes, but interest-rate reductions by many central banks and easing trade tensions near period-end contributed to a generally positive investment environment for stocks and bonds worldwide. Among major central banks, the U.S. Federal Reserve reduced its federal funds rate range by 0.25% three times in 2019, and the European Central Bank announced new stimulus measures including a cut to its deposit rate and a restart of its quantitative easing program. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +5.90% and +6.00% in U.S. dollar and local currency terms, respectively.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Total Return Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Templeton Global Total Return Fund

This annual report for Templeton Global Total Return Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return consisting of a combination of interest income, capital appreciation and currency gains. Under normal market conditions, the Fund invests primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers worldwide (collectively, “bonds”). Bonds may be denominated and issued in the local currency or in another currency. Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +1.76% cumulative total return. In comparison, the global fixed income market, as measured by the Fund’s benchmark, the Bloomberg Barclays Multiverse Index, posted a +7.13% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

***Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).

Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished

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the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August ( -0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including evaluation of interest rates, currency exchange rate changes and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

Manager’s Discussion

During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and

Norwegian krone. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies and overall credit exposures had largely neutral effects on absolute results. Among currencies, the Fund’s net-negative position in the euro contributed to absolute performance, as did currency positions in Asia ex-Japan (the Indonesian rupiah). However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute performance, while select duration exposures in Asia ex-Japan (Indonesia) and Latin America (Brazil) contributed.

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies, followed by overall credit exposures. Currency positions contributed to relative results. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Asia ex-Japan (Indonesia) and Latin America (Brazil) contributed to relative results. Among credit exposures, underweighted exposure to investment-grade

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Currency Composition*
12/31/19

	% of Total Net Assets

Americas	84.2%

U.S. Dollar	59.5%

Brazilian Real	11.7%

Mexican Peso	8.6%

Colombian Peso	2.3%

Argentine Peso	2.1%

Asia Pacific	31.6%

Japanese Yen	36.5%

Indonesian Rupiah	8.6%

Indian Rupee	0.1%

South Korean Won	0.0%	**

Australian Dollar	-13.6%

Middle East & Africa	2.8%

Ghanaian Cedi	2.8%

South African Rand	0.0%	**

Europe	-18.6%

Norwegian Krone	8.1%

Swiss Franc	5.8%

Swedish Krona	5.6%

British Pound Sterling	0.0%	**

Deutsche Mark	0.0%	**

Euro	-38.1%

*Figures represent the net Fund exposure and include certain derivatives held inthe portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

corporate bonds detracted from relative return. Among currencies, the Fund’s underweighted position in the euro contributed to relative performance, as did its overweighted currency positions in Asia ex-Japan (the Indonesian rupiah). However, overweighted currency positions in Latin America and Africa detracted from relative results (the Argentine peso and Ghanaian cedi detracted, while the Mexican peso contributed).

Thank you for your continued participation in Templeton Global Total Return Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Calvin Ho Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+1.76%[5]	-2.03%
5-Year	+9.72%	+1.10%
10-Year	+54.34%	+4.04%

Advisor
1-Year	+2.01%[5]	+2.01%
5-Year	+11.18%	+2.14%
10-Year	+58.30%	+4.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A   (1/1/10–12/31/19)

Advisor Class  (1/1/10–12/31/19)

See page 9 for Performance Summary footnotes.

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TEMPLETON GLOBAL TOTAL RETURN FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income
A	$0.7440
C	$0.6980
R	$0.7148
R6	$0.7849
Advisor	$0.7729

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	1.09%	1.17%
Advisor	0.84%	0.92%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in developing markets involve heightened risks related to the same factors. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Source: Morningstar. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$985.60	$4.50	$1,020.67	$4.58	0.90%
C	$1,000	$983.50	$6.50	$1,018.65	$6.61	1.30%
R	$1,000	$985.20	$5.75	$1,019.41	$5.85	1.15%
R6	$1,000	$987.40	$2.71	$1,022.48	$2.75	0.54%
Advisor	$1,000	$986.90	$3.26	$1,021.93	$3.31	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Highlights

Templeton Global Total Return Fund

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.62	$12.04	$12.09	$11.38	$11.63	$13.59

Income from investment operations[b]:

Net investment income[c]	0.60	0.67	0.63	0.21	0.58	0.51

Net realized and unrealized gains (losses)	(0.46)	(0.47)	(0.28)	0.60	(0.47)	(1.48)

Total from investment operations	0.14	0.20	0.35	0.81	0.11	(0.97)

Less distributions from:

Net investment income and net foreign currency gains	(0.74)	(0.62)	(0.16)	—	(0.13)	(0.96)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	(0.24)	(0.10)	(0.23)	—

Total distributions	(0.74)	(0.62)	(0.40)	(0.10)	(0.36)	(0.99)

Net asset value, end of year	$11.02	$11.62	$12.04	$12.09	$11.38	$11.63

Total return[d]	1.21%	1.69%	2.83%	7.08%	1.08%	(7.40)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.04%	1.09%	1.07%	1.10%	1.07%	1.04%

Expenses net of waiver and payments by affiliates	0.96%	1.01%	1.02%	1.09%	1.06%	1.02%

Expenses net of waiver and payments by affiliates and expense reduction	0.93%	1.01% [f]	1.02% [f]	1.07%	1.06% [f]	1.02% [f]

Net investment income	5.27%	5.62%	5.15%	5.22%	5.14%	4.05%

Supplemental data

Net assets, end of year (000’s)	$769,018	$811,990	$921,181	$1,197,319	$1,227,550	$1,632,114

Portfolio turnover rate	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,			Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.61	$12.02	$12.07	$11.38	$11.61	$13.58

Income from investment operations[b]:

Net investment income[c]	0.56	0.62	0.58	0.19	0.54	0.46

Net realized and unrealized gains (losses)	(0.46)	(0.46)	(0.28)	0.59	(0.46)	(1.49)

Total from investment operations	0.10	0.16	0.30	0.78	0.08	(1.03)

Less distributions from:

Net investment income and net foreign currency gains	(0.70)	(0.57)	(0.14)	—	(0.12)	(0.91)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	(0.21)	(0.09)	(0.19)	—

Total distributions	(0.70)	(0.57)	(0.35)	(0.09)	(0.31)	(0.94)

Net asset value, end of year	$11.01	$11.61	$12.02	$12.07	$11.38	$11.61

Total return[d]	0.81%	1.37%	2.43%	6.85%	0.76%	(7.85)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.44%	1.49%	1.47%	1.50%	1.47%	1.44%

Expenses net of waiver and payments by affiliates	1.36%	1.41%	1.42%	1.49%	1.46%	1.42%

Expenses net of waiver and payments by affiliates and expense reduction	1.33%	1.41% [f]	1.42% [f]	1.47%	1.46% [f]	1.42% [f]

Net investment income	4.87%	5.22%	4.75%	4.82%	4.74%	3.65%

Supplemental data

Net assets, end of year (000’s)	$237,215	$310,561	$398,445	$481,915	$517,428	$708,010

Portfolio turnover rate	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%
aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,			Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.63	$12.04	$12.09	$11.40	$11.63	$13.60

Income from investment operations[b]:

Net investment income[c]	0.58	0.64	0.60	0.19	0.56	0.48

Net realized and unrealized gains (losses)	(0.47)	(0.46)	(0.28)	0.59	(0.46)	(1.49)

Total from investment operations	0.11	0.18	0.32	0.78	0.10	(1.01)

Less distributions from:

Net investment income and net foreign currency gains	(0.71)	(0.59)	(0.15)	—	(0.12)	(0.93)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	(0.22)	(0.09)	(0.21)	—

Total distributions	(0.71)	(0.59)	(0.37)	(0.09)	(0.33)	(0.96)

Net asset value, end of year	$11.03	$11.63	$12.04	$12.09	$11.40	$11.63

Total return[d]	0.95%	1.52%	2.58%	6.89%	0.91%	(7.70)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.29%	1.34%	1.32%	1.35%	1.32%	1.29%

Expenses net of waiver and payments by affiliates	1.21%	1.26%	1.27%	1.34%	1.31%	1.27%

Expenses net of waiver and payments by affiliates and expense reduction	1.18%	1.26% [f]	1.27% [f]	1.32%	1.31% [f]	1.27% [f]

Net investment income	5.02%	5.37%	4.90%	4.97%	4.89%	3.80%

Supplemental data

Net assets, end of year (000’s)	$7,377	$7,957	$8,788	$9,782	$9,692	$9,809

Portfolio turnover rate	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,			Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.63	$12.05	$12.10	$11.41	$11.64	$13.61

Income from investment operations[b]:

Net investment income[c]	0.65	0.71	0.68	0.22	0.64	0.56

Net realized and unrealized gains (losses)	(0.47)	(0.47)	(0.29)	0.59	(0.47)	(1.49)

Total from investment operations	0.18	0.24	0.39	0.81	0.17	(0.93)

Less distributions from:

Net investment income and net foreign currency gains	(0.78)	(0.66)	(0.17)	—	(0.15)	(1.01)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	(0.27)	(0.12)	(0.25)	—

Total distributions	(0.78)	(0.66)	(0.44)	(0.12)	(0.40)	(1.04)

Net asset value, end of year	$11.03	$11.63	$12.05	$12.10	$11.41	$11.64

Total return[d]	1.57%	2.06%	3.22%	7.21%	1.47%	(7.12)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.69%	0.73%	0.69%	0.72%	0.69%	0.68%

Expenses net of waiver and payments by affiliates	0.60%	0.65%	0.64%	0.71%	0.68%	0.66%

Expenses net of waiver and payments by affiliates and expense reduction	0.57%	0.65% [f]	0.64% [f]	0.69%	0.68% [f]	0.66% [f]

Net investment income	5.63%	5.98%	5.53%	5.60%	5.52%	4.41%

Supplemental data

Net assets, end of year (000’s)	$876,665	$986,689	$1,058,884	$904,147	$882,402	$1,220,888

Portfolio turnover rate	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,			Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.64	$12.05	$12.10	$11.41	$11.64	$13.61

Income from investment operations[b]:

Net investment income[c]	0.63	0.70	0.66	0.21	0.61	0.55

Net realized and unrealized gains (losses)	(0.46)	(0.46)	(0.28)	0.59	(0.45)	(1.49)

Total from investment operations	0.17	0.24	0.38	0.80	0.16	(0.94)

Less distributions from:

Net investment income and net foreign currency gains	(0.77)	(0.65)	(0.17)	—	(0.14)	(1.00)

Net realized gains	—	—	—	—	—	(0.03)

Tax return of capital	—	—	(0.26)	(0.11)	(0.25)	—

Total distributions	(0.77)	(0.65)	(0.43)	(0.11)	(0.39)	(1.03)

Net asset value, end of year	$11.04	$11.64	$12.05	$12.10	$11.41	$11.64

Total return[d]	1.46%	2.03%	3.08%	7.06%	1.42%	(7.23)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.79%	0.84%	0.82%	0.85%	0.82%	0.79%

Expenses net of waiver and payments by affiliates	0.71%	0.76%	0.77%	0.84%	0.81%	0.77%

Expenses net of waiver and payments by affiliates and expense reduction	0.68%	0.76% [f]	0.77% [f]	0.82%	0.81% [f]	0.77% [f]

Net investment income	5.52%	5.87%	5.40%	5.47%	5.39%	4.30%

Supplemental data

Net assets, end of year (000’s)	$2,684,044	$2,992,808	$3,117,593	$2,729,232	$2,497,162	$3,857,408

Portfolio turnover rate	27.57%	20.91%	41.66%	17.10%	44.16%	32.07%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2019

Templeton Global Total Return Fund

		Shares		Value

	Common Stocks 0.0%†
	South Africa 0.0%†
a,b,c	K2016470219 South Africa Ltd., A	434,200,485		$310,041
a,b,c	K2016470219 South Africa Ltd., B	50,014,925		35,713

	Total Common Stocks (Cost $1,645,359)			345,754

		Principal Amount*
	Foreign Government and Agency Securities 57.5%
	Argentina 1.8%
d	Argentina Treasury Bill,
	Strip, 3/30/20	1,255,528,400	ARS	15,041,132
	Strip, 4/28/20	754,555,267	ARS	11,550,489
	Strip, 5/28/20	31,506,100	ARS	423,572
	Strip, 7/29/20	1,319,863,700	ARS	18,798,549
	Strip, 10/29/20	186,943,220	ARS	2,003,167
d	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	1,518,433,000	ARS	8,102,647
	16.00%, 10/17/23	1,462,549,400	ARS	7,023,033
	senior note, 15.50%, 10/17/26	2,527,300,600	ARS	11,392,780
	Government of Argentina,
	[d,e] FRN, 52.564%, (ARS Badlar + 2.00%), 4/03/22	9,178,000	ARS	79,095
	[d,f] Index Linked, 4.00%, 3/06/20	7,260,000	ARS	139,597
	senior note, 4.50%, 2/13/20	18,373,000		9,307,578

				83,861,639

	Bosnia and Herzegovina 0.0%†
e,g	Government of Bosnia & Herzegovina, senior bond, B, Reg S, FRN, 0.438%, (6-month EUR LIBOR + 0.813%), 12/20/21	58,333	DEM	31,187

	Brazil 12.1%
	Letra Tesouro Nacional,
	Strip, 7/01/20	35,485[h]	BRL	8,647,724
	Strip, 4/01/21	100,150[h]	BRL	23,526,941
	Strip, 7/01/21	39,030[h]	BRL	9,041,681
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	207,870[h]	BRL	54,370,900
	10.00%, 1/01/23	373,872[h]	BRL	103,419,683
	10.00%, 1/01/25	669,104[h]	BRL	191,271,207
	10.00%, 1/01/27	554,610[h]	BRL	162,550,624

				552,828,760

	Colombia 2.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	12,635,000,000	COP	3,966,961
	senior bond, 4.375%, 3/21/23	1,916,000,000	COP	571,093
	senior bond, 9.85%, 6/28/27	3,053,000,000	COP	1,167,734

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Colombia (continued)
Titulos de Tesoreria,
B, 7.00%, 6/30/32	11,774,000,000	COP	$3,746,102
senior bond, B, 11.00%, 7/24/20	19,102,000,000	COP	6,045,789
senior bond, B, 7.00%, 5/04/22	30,519,000,000	COP	9,713,404
senior bond, B, 10.00%, 7/24/24	59,139,000,000	COP	21,341,574
senior bond, B, 7.50%, 8/26/26	176,576,000,000	COP	58,708,483

			105,261,140

Ghana 2.8%
Ghana Treasury Note,
17.18%, 1/06/20	4,880,000	GHS	862,310
16.50%, 2/17/20	11,380,000	GHS	1,985,461
16.50%, 3/16/20	2,870,000	GHS	499,156
Government of Ghana,
21.00%, 3/23/20	3,716,000	GHS	662,967
24.75%, 3/01/21	990,000	GHS	186,167
24.50%, 6/21/21	50,930,000	GHS	9,505,445
24.75%, 7/19/21	45,750,000	GHS	8,376,745
19.50%, 10/18/21	71,467,000	GHS	12,369,965
18.75%, 1/24/22	51,790,000	GHS	8,834,841
17.60%, 11/28/22	1,250,000	GHS	204,915
16.50%, 2/06/23	5,210,000	GHS	828,229
19.75%, 3/25/24	50,640,000	GHS	8,574,318
19.00%, 11/02/26	166,050,000	GHS	26,459,572
senior bond, 19.75%, 3/15/32	152,324,000	GHS	24,484,613
senior note, 21.50%, 3/09/20	380,000	GHS	66,893
senior note, 18.25%, 9/21/20	14,680,000	GHS	2,618,852
senior note, 24.00%, 11/23/20	94,380,000	GHS	16,934,338
senior note, 16.50%, 3/22/21	480,000	GHS	83,125
senior note, 18.25%, 7/25/22	22,820,000	GHS	3,817,315

			127,355,227

India 10.0%
Government of India,
senior bond, 8.20%, 2/15/22	1,582,000,000	INR	23,124,367
senior bond, 8.35%, 5/14/22	527,100,000	INR	7,741,837
senior bond, 8.08%, 8/02/22	3,850,000,000	INR	56,408,029
senior bond, 8.13%, 9/21/22	805,000,000	INR	11,830,310
senior bond, 9.15%, 11/14/24	2,349,000,000	INR	36,277,708
senior note, 8.27%, 6/09/20	878,000,000	INR	12,489,465
senior note, 7.80%, 4/11/21	4,542,700,000	INR	65,230,729
senior note, 8.79%, 11/08/21	2,781,000,000	INR	40,825,386
senior note, 8.15%, 6/11/22	625,000,000	INR	9,143,533
senior note, 6.84%, 12/19/22	631,000,000	INR	8,986,367
senior note, 7.16%, 5/20/23	2,481,400,000	INR	35,581,475
senior note, 8.83%, 11/25/23	2,786,900,000	INR	42,233,710
senior note, 7.68%, 12/15/23	4,344,000,000	INR	63,398,614

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

		Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	India (continued)
	Government of India, (continued)
	senior note, 6.79%, 5/15/27	3,180,500,000	INR	$44,461,478

				457,733,008

	Indonesia 8.7%
	Government of Indonesia,
	senior bond, FR34, 12.80%, 6/15/21	34,970,000,000	IDR	2,769,638
	senior bond, FR35, 12.90%, 6/15/22	95,624,000,000	IDR	7,950,237
	senior bond, FR39, 11.75%, 8/15/23	20,613,000,000	IDR	1,743,103
	senior bond, FR40, 11.00%, 9/15/25	110,250,000,000	IDR	9,541,101
	senior bond, FR42, 10.25%, 7/15/27	21,121,000,000	IDR	1,791,310
	senior bond, FR43, 10.25%, 7/15/22	3,593,000,000	IDR	284,140
	senior bond, FR44, 10.00%, 9/15/24	15,790,000,000	IDR	1,294,706
	senior bond, FR46, 9.50%, 7/15/23	651,100,000,000	IDR	51,586,132
	senior bond, FR47, 10.00%, 2/15/28	33,169,000,000	IDR	2,793,530
	senior bond, FR52, 10.50%, 8/15/30	27,140,000,000	IDR	2,414,399
	senior bond, FR53, 8.25%, 7/15/21	1,074,263,000,000	IDR	80,172,140
	senior bond, FR56, 8.375%, 9/15/26	624,244,000,000	IDR	48,374,665
	senior bond, FR59, 7.00%, 5/15/27	455,512,000,000	IDR	32,854,623
	senior bond, FR61, 7.00%, 5/15/22	167,591,000,000	IDR	12,347,954
	senior bond, FR63, 5.625%, 5/15/23	120,764,000,000	IDR	8,534,597
	senior bond, FR64, 6.125%, 5/15/28	18,838,000,000	IDR	1,282,056
	senior bond, FR70, 8.375%, 3/15/24	1,022,875,000,000	IDR	78,823,770
	senior bond, FR71, 9.00%, 3/15/29	624,606,000,000	IDR	50,494,898

				395,052,999

	Mexico 11.3%
	Government of Mexico,
	senior bond, M, 8.00%, 6/11/20	9,077,230[i]	MXN	48,302,450
	senior bond, M, 6.50%, 6/10/21	34,131,210[i]	MXN	179,817,762
	senior bond, M, 6.50%, 6/09/22	20,303,000[i]	MXN	106,794,784
	senior bond, M, 8.00%, 12/07/23	13,334,600[i]	MXN	73,423,318
	senior note, M, 7.25%, 12/09/21	20,092,500[i]	MXN	107,115,790
j	Mexican Udibonos, Index Linked, 2.50%, 12/10/20	546,988[k]	MXN	2,863,583

				518,317,687

	Norway 3.9%
g,l	Government of Norway,
	144A, Reg S, 3.75%, 5/25/21	481,002,000	NOK	56,632,197
	144A, Reg S, 2.00%, 5/24/23	453,563,000	NOK	52,701,411
	144A, Reg S, 3.00%, 3/14/24	415,274,000	NOK	50,407,711
	144A, Reg S, 1.75%, 3/13/25	169,488,000	NOK	19,672,194

				179,413,513

	South Korea 4.6%
	Korea Treasury Bond,
	senior note, 1.375%, 9/10/21	16,003,000,000	KRW	13,848,723
	senior note, 2.00%, 12/10/21	19,554,000,000	KRW	17,119,912
	senior note, 2.25%, 9/10/23	113,699,000,000	KRW	101,112,339

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

			Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	South Korea (continued)
	Korea Treasury Bond, (continued)
	senior note, 1.375%, 9/10/24		67,806,900,000	KRW	$58,385,355
	senior note, 3.00%, 9/10/24		20,810,000,000	KRW	19,202,323

					209,668,652

	Total Foreign Government and Agency Securities (Cost $2,992,949,260)				2,629,523,812

	U.S. Government and Agency Securities 19.4%
	United States 19.4%
	U.S. Treasury Note,
	1.125%, 6/30/21		111,900,000		111,119,472
	2.625%, 7/15/21		13,455,000		13,665,037
	1.125%, 7/31/21		288,483,000		286,329,705
	1.125%, 8/31/21		108,651,000		107,812,323
	1.50%, 8/31/21		96,485,000		96,327,171
	1.125%, 9/30/21		12,379,000		12,276,655
	1.50%, 9/30/21		244,641,000		244,245,112
	2.125%, 12/31/21		13,993,000		14,138,731

	Total U.S. Government and Agency Securities (Cost $887,226,071)				885,914,206

	Quasi-Sovereign and Corporate Bonds 0.0% †
	South Africa 0.0% †
l,m	K2016470219 South Africa Ltd.,
	[b] senior secured note, 144A, PIK, 3.00%, 12/31/22		34,928,299		43,660
	senior secured note, 144A, PIK, 8.00%, 12/31/22		11,941,681	EUR	33,480
b,l,m	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22		10,647,127		53,236

	Total Quasi-Sovereign and Corporate Bonds (Cost $43,561,302)				130,376

		Number of Contracts	Notional Amount*
	Options Purchased 0.3%
	Calls - Over-the-Counter
	Currency Options 0.1%
	AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/23/20	1	58,991,000	AUD	8,734
	AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	31,523,000	AUD	12,209
	AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	4,977,000	AUD	136
	AUD/JPY, Counterparty CITI, April Strike Price 79.30 JPY, Expires 4/22/20	1	26,586,000	AUD	61,241
	AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	22,122,000	AUD	4,719
	AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	24,334,000	AUD	1,878
	AUD/JPY, Counterparty CITI, May Strike Price 78.75 JPY, Expires 5/07/20	1	22,122,000	AUD	81,816
	AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	88,487,000	AUD	9,810

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	16,591,000	AUD	$25,238
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	66,365,000	AUD	245,211
AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	27,652,000	AUD	6,286
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	34,842,000	AUD	9,950
AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	22,122,000	AUD	4,750
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	39,819,000	AUD	217,617
USD/JPY, Counterparty CITI, March Strike Price 111.15 JPY, Expires 3/20/20	1	83,640,000		110,907
USD/JPY, Counterparty CITI, March Strike Price 111.40 JPY, Expires 3/30/20	1	97,579,000		129,390
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	108,034,000		381,360
USD/MXN, Counterparty CITI, March Strike Price 20.78 MXN, Expires 3/09/20	1	29,838,000		23,512
USD/MXN, Counterparty CITI, March Strike Price 18.40 MXN, Expires 3/30/20	1	17,903,000		740,235
USD/MXN, Counterparty CITI, March Strike Price 21.92 MXN, Expires 3/30/20	1	26,855,000		11,736
USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	40,487,000		179,641
USD/MXN, Counterparty CITI, May Strike Price 20.09 MXN, Expires 5/12/20	1	37,062,000		255,765
USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	14,460,000		43,597
USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	81,555,000		266,114
USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	25,449,000		110,627
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	19,097,000		128,103
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	74,595,000		360,891
USD/MXN, Counterparty CITI, September Strike Price 21.70 MXN, Expires 9/08/20	1	74,521,000		432,296
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	81,071,000		880,512
USD/MXN, Counterparty GSCO, March Strike Price 21.20 MXN, Expires 3/12/20	1	71,600,000		37,590
USD/MXN, Counterparty JPHQ, March Strike Price 20.89 MXN, Expires 3/05/20	1	30,700,000		18,174
USD/MXN, Counterparty JPHQ, April Strike Price 20.11 MXN, Expires 4/24/20	1	40,777,000		219,421
USD/MXN, Counterparty JPHQ, May Strike Price 20.47 MXN, Expires 5/13/20	1	46,603,000		218,428
USD/MXN, Counterparty JPHQ, June Strike Price 20.70 MXN, Expires 6/12/20	1	15,331,000		81,070
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	23,301,000		166,928
USD/MXN, Counterparty MSCO, February Strike Price 18.94 MXN, Expires 2/06/20	1	122,800,000		1,288,295
USD/MXN, Counterparty MSCO, February Strike Price 20.67 MXN, Expires 2/06/20	1	61,400,000		12,955

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty MSCO, February Strike Price 19.65 MXN, Expires 2/20/20	1	119,352,000		$314,493
USD/MXN, Counterparty MSCO, February Strike Price 20.98 MXN, Expires 2/20/20	1	59,676,000		15,038
USD/MXN, Counterparty MSCO, March Strike Price 21.58 MXN, Expires 3/05/20	1	59,676,000		15,874
USD/MXN, Counterparty MSCO, March Strike Price 24.81 MXN, Expires 3/05/20	1	29,838,000		597
USD/MXN, Counterparty MSCO, March Strike Price 21.36 MXN, Expires 3/10/20	1	111,893,000		45,540
USD/MXN, Counterparty MSCO, March Strike Price 20.90 MXN, Expires 3/12/20	1	19,400,000		14,608
USD/MXN, Counterparty MSCO, June Strike Price 21.45 MXN, Expires 6/15/20	1	19,400,000		55,988
USD/MXN, Counterparty MSCO, September Strike Price 22.33 MXN, Expires 9/04/20	1	59,676,000		233,094
USD/MXN, Counterparty MSCO, September Strike Price 25.97 MXN, Expires 9/04/20	1	59,676,000		47,025

				7,529,399

Puts - Over-the-Counter
Currency Options 0.2%
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	17,697,000	AUD	39,300
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	11,061,000	AUD	33,085
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	17,697,000	AUD	157,536
AUD/JPY, Counterparty CITI, May Strike Price 75.05 JPY, Expires 5/06/20	1	11,061,000	AUD	116,686
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	11,061,000	AUD	9,111
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	36,870,000	AUD	230,811
AUD/JPY, Counterparty CITI, July Strike Price 72.00 JPY, Expires 7/21/20	1	132,730,000	AUD	1,004,872
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	8,296,000	AUD	42,650
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	4,977,000	AUD	37,956
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	20,739,000	AUD	293,490
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	14,932,000	AUD	262,041
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	33,183,000	AUD	176,880
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	36,870,000	AUD	120,579
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	46,088,000	AUD	128,316
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	36,869,000	AUD	60,404
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	44,243,000	AUD	42,529
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	22,122,000	AUD	66,744
AUD/USD, Counterparty MSCO, August Strike Price $0.67, Expires 8/12/20	1	125,358,000	AUD	605,852
USD/JPY, Counterparty CITI, March Strike Price 100.11 JPY, Expires 3/20/20	1	83,640,000		46,337
USD/JPY, Counterparty CITI, March Strike Price 105.29 JPY, Expires 3/20/20	1	167,279,000		523,918

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

		Number of Contracts	Notional Amount*		Value

	Options Purchased (continued)
	Puts - Over-the-Counter (continued)
	Currency Options (continued)
	USD/JPY, Counterparty CITI, March Strike Price 104.61 JPY, Expires 3/30/20	1	195,159,000		$570,450
	USD/JPY, Counterparty CITI, September Strike Price 104.48 JPY, Expires 9/22/20	1	216,069,000		2,570,789
	USD/MXN, Counterparty CITI, March Strike Price 18.35 MXN, Expires 3/06/20	1	31,795,000		35,801
	USD/MXN, Counterparty CITI, March Strike Price 18.68 MXN, Expires 3/09/20	1	22,379,000		81,437
	USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20.	1	20,389,000		49,627
	USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	37,298,000		534,667
	USD/MXN, Counterparty GSCO, March Strike Price 18.57 MXN, Expires 3/12/20	1	11,940,000		30,363
	USD/MXN, Counterparty JPHQ, January Strike Price 18.50 MXN, Expires 1/27/20	1	17,476,000		10,101
	USD/MXN, Counterparty JPHQ, March Strike Price 18.74 MXN, Expires 3/05/20	1	23,025,000		97,096
	USD/MXN, Counterparty MSCO, March Strike Price 18.92 MXN, Expires 3/10/20	1	14,919,000		115,115

					8,094,543

	Total Options Purchased (Cost $53,755,258)				15,623,942

	Total Investments before Short Term Investments (Cost $3,979,137,250)				3,531,538,090

			Principal Amount*

	Short Term Investments 20.3%

	Foreign Government and Agency Securities 8.9%
	Argentina 0.1%
d	Argentina Treasury Bill,
	[n] 2/26/20 - 5/13/20		366,334,030	ARS	4,244,260
	Strip, 8/27/20		94,230,570	ARS	1,078,703
d,e	Government of Argentina, FRN, 70.253%, (ARPP7DRR), 6/21/20		58,133,940	ARS	508,495

					5,831,458

	Brazil 1.5%
	Letra Tesouro Nacional,
	Strip, 1/01/20		57,780[h]	BRL	14,372,395
	Strip, 4/01/20		211,830[h]	BRL	52,151,498

					66,523,893

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

			Principal Amount*		Value

	Short Term Investments (continued)
	Foreign Government and Agency Securities (continued)
	Japan 4.6%
n	Japan Treasury Discount Bill,
	1/14/20 - 9/23/20		17,096,550,000	JPY	$157,380,570
	1/27/20		5,978,000,000	JPY	55,014,212

					212,394,782

	Mexico 2.0%
n	Mexico Treasury Bill, 1/16/20 - 6/18/20		176,965,370[o]	MXN	91,226,372

	Norway 0.7%
g,l,n	Norway Treasury Bill, 144A, Reg S, 3/18/20 - 9/16/20		266,839,000	NOK	30,248,258

	Total Foreign Government and Agency Securities (Cost $407,918,338)				406,224,763

	U.S. Government and Agency Securities (Cost $13,590,981) 0.3%
	United States 0.3%
	U.S. Treasury Note, 1.25%, 1/31/20.		13,600,000		13,595,733

	Total Investments before Money Market Funds (Cost $4,400,646,569)				3,951,358,586

			Shares
	Money Market Funds (Cost $507,468,590) 11.1%
	United States 11.1%
p,q	Institutional Fiduciary Trust Money Market Portfolio, 1.26%		507,468,590		507,468,590

	Total Investments (Cost $4,908,115,159) 97.5%				4,458,827,176
	Options Written (0.6)%				(26,894,919)
	Other Assets, less Liabilities 3.1%				142,388,387

	Net Assets 100.0%				$4,574,320,644

		Number of Contracts	Notional Amount*

r	Options Written (0.6)%
	Calls - Over-the-Counter
	Currency Options (0.3)%
	AUD/JPY, Counterparty CITI, January Strike Price 76.70 JPY, Expires 1/23/20	1	51,584,000	AUD	(166,420)
	AUD/JPY, Counterparty CITI, February Strike Price 75.90 JPY, Expires 2/12/20	1	31,523,000	AUD	(284,682)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	16,591,000	AUD	(53,677)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	9,955,000	AUD	(13,886)
	AUD/JPY, Counterparty CITI, April Strike Price 75.95 JPY, Expires 4/22/20	1	26,586,000	AUD	(346,033)
	AUD/JPY, Counterparty CITI, May Strike Price 76.00 JPY, Expires 5/06/20	1	46,456,000	AUD	(621,570)
	AUD/JPY, Counterparty CITI, May Strike Price 76.50 JPY, Expires 5/07/20	1	44,244,000	AUD	(486,891)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

		Number of Contracts	Notional Amount*		Value

r	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	22,122,000	AUD	$(167,047)
	AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	66,365,000	AUD	(1,478,718)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	27,652,000	AUD	(213,034)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	34,842,000	AUD	(329,178)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	22,122,000	AUD	(321,179)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	44,244,000	AUD	(37,718)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	36,870,000	AUD	(158,815)
	AUD/USD, Counterparty MSCO, August Strike Price $0.74, Expires 8/12/20	1	47,009,000	AUD	(202,950)
	AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	79,639,000	AUD	(899,368)
	USD/JPY, Counterparty CITI, March Strike Price 108.91 JPY, Expires 3/20/20	1	167,279,000		(1,096,012)
	USD/JPY, Counterparty CITI, March Strike Price 109.16 JPY, Expires 3/30/20	1	195,159,000		(1,185,786)
	USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	216,069,000		(2,649,654)
	USD/MXN, Counterparty CITI, January Strike Price 19.96 MXN, Expires 1/30/20	1	9,548,000		(4,392)
	USD/MXN, Counterparty CITI, March Strike Price 21.82 MXN, Expires 3/06/20	1	18,547,000		(4,025)
	USD/MXN, Counterparty CITI, March Strike Price 19.95 MXN, Expires 3/30/20	1	35,806,000		(149,812)
	USD/MXN, Counterparty CITI, May Strike Price 19.34 MXN, Expires 5/12/20	1	18,531,000		(310,061)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	40,778,000		(30,094)
	USD/MXN, Counterparty CITI, May Strike Price 22.91 MXN, Expires 5/21/20	1	7,808,000		(6,098)
	USD/MXN, Counterparty CITI, September Strike Price 23.00 MXN, Expires 9/03/20	1	37,298,000		(101,152)
	USD/MXN, Counterparty CITI, September Strike Price 24.30 MXN, Expires 9/08/20	1	24,840,000		(38,428)
	USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	40,535,000		(788,001)
	USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	40,535,000		(169,882)
	USD/MXN, Counterparty GSCO, March Strike Price 19.49 MXN, Expires 3/12/20	1	23,870,000		(147,994)
	USD/MXN, Counterparty GSCO, March Strike Price 22.11 MXN, Expires 3/12/20	1	23,870,000		(4,917)
	USD/MXN, Counterparty JPHQ, May Strike Price 21.54 MXN, Expires 5/13/20	1	29,126,000		(52,718)
	USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	23,301,000		(66,128)
	USD/MXN, Counterparty MSCO, February Strike Price 19.98 MXN, Expires 2/06/20	1	184,200,000		(138,334)
	USD/MXN, Counterparty MSCO, February Strike Price 20.15 MXN, Expires 2/20/20	1	179,028,000		(173,120)
	USD/MXN, Counterparty MSCO, March Strike Price 22.56 MXN, Expires 3/05/20	1	44,757,000		(4,610)

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

		Number of Contracts	Notional Amount*		Value

r	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	USD/MXN, Counterparty MSCO, March Strike Price 20.49 MXN, Expires 3/10/20	1	37,298,000		$(44,534)
	USD/MXN, Counterparty MSCO, March Strike Price 22.87 MXN, Expires 3/12/20	1	14,600,000		(1,548)
	USD/MXN, Counterparty MSCO, June Strike Price 24.20 MXN, Expires 6/15/20	1	9,700,000		(5,015)
	USD/MXN, Counterparty MSCO, September Strike Price 24.56 MXN, Expires 9/04/20	1	89,514,000		(120,038)
	USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	7,460,000		(28,400)

					(13,101,919)

	Puts - Over-the-Counter
	Currency Options (0.3)%
	AUD/JPY, Counterparty CITI, July Strike Price 68.00 JPY, Expires 7/21/20	1	58,991,000	AUD	(189,198)
	AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	31,340,000	AUD	(48,729)
	USD/JPY, Counterparty CITI, March Strike Price 102.84 JPY, Expires 3/20/20	1	167,279,000		(219,135)
	USD/JPY, Counterparty CITI, March Strike Price 100.13 JPY, Expires 3/30/20	1	97,579,000		(71,037)
	USD/JPY, Counterparty CITI, September Strike Price 100.03 JPY, Expires 9/22/20	1	108,034,000		(552,810)
	USD/MXN, Counterparty CITI, March Strike Price 18.96 MXN, Expires 3/06/20	1	29,808,000		(245,260)
	USD/MXN, Counterparty CITI, March Strike Price 19.38 MXN, Expires 3/06/20	1	17,885,000		(389,088)
	USD/MXN, Counterparty CITI, March Strike Price 19.37 MXN, Expires 3/09/20	1	44,757,000		(954,891)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	40,487,000		(1,093,027)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	14,460,000		(465,540)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	61,166,000		(1,034,684)
	USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	25,449,000		(1,796,369)
	USD/MXN, Counterparty CITI, May Strike Price 19.09 MXN, Expires 5/21/20	1	7,808,000		(100,950)
	USD/MXN, Counterparty CITI, September Strike Price 19.76 MXN, Expires 9/03/20	1	74,595,000		(2,283,055)
	USD/MXN, Counterparty GSCO, March Strike Price 19.40 MXN, Expires 3/12/20	1	29,800,000		(663,229)
	USD/MXN, Counterparty JPHQ, January Strike Price 19.00 MXN, Expires 1/27/20	1	46,602,000		(359,954)
	USD/MXN, Counterparty JPHQ, March Strike Price 19.45 MXN, Expires 3/05/20	1	46,050,000		(1,131,587)
	USD/MXN, Counterparty JPHQ, April Strike Price 19.36 MXN, Expires 4/24/20	1	40,778,000		(829,751)
	USD/MXN, Counterparty JPHQ, June Strike Price 19.40 MXN, Expires 6/12/20	1	15,331,000		(327,179)
	USD/MXN, Counterparty MSCO, March Strike Price 19.05 MXN, Expires 3/12/20	1	14,600,000		(154,103)
	USD/MXN, Counterparty MSCO, June Strike Price 19.05 MXN, Expires 6/15/20	1	14,600,000		(182,894)

franklintempleton.com	Annual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

		Number of Contracts	Notional Amount*	Value

r	Options Written (continued)
	Currency Options (continued)
	USD/MXN, Counterparty MSCO, September Strike Price 19.76 MXN, Expires 9/10/20	1	22,379,000	$(700,530)

				(13,793,000)

	Total Options Written (Premiums received $37,867,655)			(26,894,919)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

eThe coupon rate shown represents the rate at period end.

fRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(g).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $209,692,958, representing 4.6% of net assets.

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iPrincipal amount is stated in 100 Mexican Peso Units.

jPrincipal amount of security is adjusted for inflation. See Note 1(g).

kPrincipal amount is stated in 100 Unidad de Inversion Units.

lSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $209,792,147, representing 4.6% of net assets.

mIncome may be received in additional securities and/or cash.

nThe security was issued on a discount basis with no stated coupon rate.

oPrincipal amount is stated in 10 Mexican Peso Units.

pSee Note 3(f) regarding investments in affiliated management investment companies.

qThe rate shown is the annualized seven-day effective yield at period end.

rSee Note 1(c) regarding written options.

26	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Norwegian Krone	DBAB	Buy	104,683,000	11,467,209		1/03/20	$459,247	$—
Norwegian Krone	DBAB	Sell	104,683,000	11,391,960		1/03/20	—	(534,496)
Indian Rupee	BNDP	Sell	1,454,981,800	20,291,218		1/07/20	—	(93,330)
South Korean Won	HSBK	Buy	10,650,000,000	9,161,290		1/08/20	53,059	—
South Korean Won	HSBK	Sell	30,244,276,000	25,328,093		1/08/20	—	(839,167)
Indian Rupee	BNDP	Sell	612,350,000	8,394,393		1/13/20	—	(182,502)
Australian Dollar	JPHQ	Sell	35,640,000	2,614,158,003	JPY	1/14/20	—	(941,997)
Australian Dollar	JPHQ	Buy	62,145,500	42,213,822		1/15/20	1,407,527	—
Australian Dollar	JPHQ	Sell	62,145,500	43,540,069		1/15/20	—	(81,280)
Indian Rupee	JPHQ	Sell	1,112,237,000	15,404,945		1/15/20	—	(172,277)
Indian Rupee	CITI	Sell	3,768,935,000	51,467,090		1/16/20	—	(1,315,714)
Euro	SCNY	Buy	1,757,000	1,956,982		1/17/20	15,556	—
Euro	SCNY	Sell	1,757,000	1,952,220		1/17/20	—	(20,317)
South Korean Won	HSBK	Sell	62,817,875,625	52,312,687		1/17/20	—	(2,046,893)
Euro	DBAB	Buy	15,171,012	16,882,454		1/23/20	156,202	—
Euro	DBAB	Sell	15,171,012	17,277,052		1/23/20	238,397	—
Japanese Yen	BNDP	Buy	23,041,100,000	214,756,337		1/24/20	—	(2,449,739)
Japanese Yen	BNDP	Sell	23,041,100,000	212,256,040		1/24/20	—	(50,557)
South Korean Won	HSBK	Sell	19,186,124,375	16,408,433		1/28/20	—	(197,955)
Indian Rupee	HSBK	Sell	4,106,247,942	57,206,038		2/03/20	—	(240,608)
Brazilian Real	JPHQ	Sell	114,635,100	27,846,358		2/04/20	—	(652,940)
Indian Rupee	HSBK	Sell	3,598,107,507	50,022,496		2/05/20	—	(304,206)
Indian Rupee	BNDP	Sell	1,467,128,200	20,467,320		2/06/20	—	(51,142)
Indian Rupee	HSBK	Sell	3,090,987,000	43,300,231		2/06/20	71,357	—
South Korean Won	DBAB	Sell	28,680,000,000	23,769,269		2/10/20	—	(1,061,402)
Swiss Franc	UBSW	Buy	32,118,521	29,230,543	EUR	2/10/20	424,117	—
South Korean Won	HSBK	Sell	60,173,000,000	51,708,344		2/12/20	—	(390,717)
Swiss Franc	GSCO	Buy	31,521,229	28,696,359	EUR	2/12/20	406,191	—
Swedish Krona	DBAB	Buy	396,701,500	37,158,948	EUR	2/13/20	657,989	—
Indian Rupee	HSBK	Sell	1,013,325,875	13,997,760		2/14/20	—	(161,658)
Indian Rupee	HSBK	Sell	2,631,137,000	36,294,048		2/18/20	—	(455,301)
Indian Rupee	CITI	Sell	4,067,114,000	56,005,426		2/20/20	—	(787,928)
Indian Rupee	JPHQ	Sell	3,126,643,410	43,151,412		2/20/20	—	(509,170)
Australian Dollar	JPHQ	Sell	123,731,101	8,854,383,158	JPY	2/21/20	—	(5,211,457)
Euro	SCNY	Buy	4,214,000	4,704,826		2/24/20	37,231	—
Euro	SCNY	Sell	4,214,000	4,729,583		2/24/20	—	(12,474)
Australian Dollar	CITI	Sell	89,789,742	6,419,180,872	JPY	2/25/20	—	(3,832,466)
Euro	HSBK	Sell	48,575,961	5,732,138,323	JPY	2/25/20	—	(1,752,951)
Japanese Yen	CITI	Buy	6,477,261,700	61,670,645		2/26/20	—	(1,875,640)
Japanese Yen	CITI	Sell	6,477,261,700	60,795,269		2/26/20	1,000,263	—
Norwegian Krone	DBAB	Buy	256,570,500	28,652,049		2/26/20	584,427	—
Norwegian Krone	DBAB	Sell	256,570,500	27,921,482		2/26/20	—	(1,314,994)
Japanese Yen	CITI	Buy	4,416,660,000	42,009,976		2/27/20	—	(1,235,151)
Japanese Yen	CITI	Sell	4,416,660,000	41,457,050		2/27/20	682,225	—
Japanese Yen	JPHQ	Buy	4,365,256,600	41,519,675		2/27/20	—	(1,219,409)

franklintempleton.com	Annual Report	27

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	BZWS	Buy	10,073,051	11,271,291		2/28/20	$66,758	$—
Euro	BZWS	Sell	10,073,051	11,319,541		2/28/20	—	(18,508)
Japanese Yen	CITI	Buy	8,481,766,000	81,244,098		2/28/20	—	(2,935,563)
Japanese Yen	CITI	Sell	8,481,766,000	79,618,792		2/28/20	1,310,257	—
Brazilian Real	JPHQ	Sell	143,737,300	34,807,940		3/03/20	—	(866,895)
Euro	CITI	Buy	27,520,080	30,452,069		3/06/20	537,982	—
Euro	CITI	Sell	27,520,080	30,726,169		3/06/20	—	(263,882)
Japanese Yen	HSBK	Buy	3,118,896,720	29,398,150		3/06/20	—	(590,907)
Japanese Yen	HSBK	Sell	3,118,896,720	29,748,259		3/06/20	941,017	—
Japanese Yen	JPHQ	Buy	2,962,169,960	27,951,081		3/06/20	—	(591,423)
Japanese Yen	JPHQ	Sell	2,962,169,960	28,156,540		3/06/20	796,882	—
South Korean Won	DBAB	Sell	28,685,000,000	23,858,438		3/06/20	—	(995,437)
Euro	BOFA	Buy	8,753,727	9,786,195		3/10/20	73,838	—
Euro	BOFA	Sell	8,753,727	9,754,278		3/10/20	—	(105,754)
Euro	JPHQ	Buy	11,367,248	12,733,875		3/10/20	69,977	—
Euro	JPHQ	Sell	11,367,248	12,669,161		3/10/20	—	(134,691)
Australian Dollar	HSBK	Sell	27,215,000	2,004,411,965	JPY	3/12/20	—	(609,426)
Australian Dollar	JPHQ	Sell	32,190,000	2,402,196,776	JPY	3/12/20	—	(430,974)
Australian Dollar	HSBK	Sell	13,830,000	1,028,267,415	JPY	3/13/20	—	(220,001)
Swedish Krona	DBAB	Buy	396,701,500	37,145,031	EUR	3/13/20	656,060	—
Indian Rupee	JPHQ	Sell	857,347,890	11,740,471		3/16/20	—	(194,490)
Australian Dollar	JPHQ	Buy	23,000,000	15,643,910		3/18/20	525,281	—
Australian Dollar	JPHQ	Sell	23,000,000	15,968,769		3/18/20	—	(200,422)
Norwegian Krone	DBAB	Buy	159,803,944	17,724,818		3/20/20	485,467	—
South Korean Won	CITI	Sell	22,784,500,000	19,355,647		3/20/20	—	(401,727)
Euro	GSCO	Buy	54,165,278	60,519,757		3/23/20	542,502	—
Euro	GSCO	Sell	54,165,278	60,707,361		3/23/20	—	(354,899)
Japanese Yen	HSBK	Buy	11,632,766,170	109,481,181		3/23/20	—	(1,929,288)
Japanese Yen	HSBK	Sell	11,632,766,170	111,056,371		3/23/20	3,504,478	—
Japanese Yen	JPHQ	Buy	7,874,733,450	74,053,364		3/23/20	—	(1,246,735)
Japanese Yen	JPHQ	Sell	7,874,733,450	74,922,382		3/23/20	2,115,753	—
Norwegian Krone	DBAB	Buy	209,551,000	23,437,874		3/23/20	441,347	—
Norwegian Krone	DBAB	Sell	209,551,000	22,978,091		3/23/20	—	(901,130)
Japanese Yen	CITI	Buy	12,198,537,000	114,399,000		3/24/20	—	(1,609,578)
Japanese Yen	CITI	Sell	5,148,182,000	47,594,360		3/24/20	—	(6,469)
Japanese Yen	CITI	Sell	6,145,500,000	57,772,956		3/24/20	950,782	—
Japanese Yen	JPHQ	Buy	2,043,825,370	19,402,712		3/24/20	—	(505,209)
Japanese Yen	JPHQ	Sell	2,043,825,370	19,446,553		3/24/20	549,051	—
Norwegian Krone	DBAB	Buy	157,624,000	17,529,165		3/24/20	432,772	—
Norwegian Krone	DBAB	Sell	157,624,000	17,153,367		3/24/20	—	(808,570)
Euro	HSBK	Sell	48,577,224	5,742,799,450	JPY	3/25/20	—	(1,667,908)
Euro	BZWS	Buy	5,036,526	5,628,852		3/31/20	51,921	—
Euro	BZWS	Sell	5,036,526	5,580,445		3/31/20	—	(100,328)
Euro	CITI	Buy	74,007,912	82,024,449		3/31/20	1,450,187	—
Euro	CITI	Sell	58,713,400	6,918,774,373	JPY	3/31/20	—	(2,225,552)
Euro	CITI	Sell	74,007,912	85,738,166		3/31/20	2,263,530	—

28	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	SCNY	Buy	1,153,718	1,289,212		3/31/20	$12,084	$—
Euro	SCNY	Sell	1,153,718	1,278,943		3/31/20	—	(22,353)
Brazilian Real	CITI	Buy	53,617,000	11,517,905	EUR	4/01/20	297,949	—
Euro	BOFA	Buy	8,748,171	9,782,266		4/08/20	89,835	—
Euro	BOFA	Sell	8,748,171	9,720,705		4/08/20	—	(151,396)
Euro	GSCO	Buy	24,160,708	27,014,643		4/08/20	250,135	—
Euro	GSCO	Sell	24,160,708	26,853,419		4/08/20	—	(411,359)
Mexican Peso	CITI	Sell	267,924,000	13,340,636		4/08/20	—	(611,704)
Euro	UBSW	Buy	28,979,798	32,408,832		4/09/20	296,206	—
Euro	UBSW	Sell	28,979,798	32,242,923		4/09/20	—	(462,115)
Australian Dollar	JPHQ	Buy	107,000,000	72,816,282		4/14/20	2,452,598	—
Australian Dollar	JPHQ	Sell	107,000,000	75,231,700		4/14/20	—	(37,180)
Euro	BOFA	Buy	1,737,194	1,946,554		4/15/20	14,681	—
Euro	BOFA	Sell	1,737,194	1,938,135		4/15/20	—	(23,100)
Euro	GSCO	Buy	11,097,345	12,411,304		4/15/20	117,235	—
Euro	GSCO	Sell	11,097,345	12,379,976		4/15/20	—	(148,563)
Swedish Krona	DBAB	Buy	396,701,500	36,498,100	EUR	4/15/20	1,365,172	—
Euro	GSCO	Sell	54,178,489	61,172,932		4/23/20	—	(23,255)
Euro	UBSW	Buy	13,130,824	14,695,046		4/24/20	137,526	—
Euro	UBSW	Sell	13,130,824	14,794,827		4/24/20	—	(37,745)
Euro	BOFA	Buy	9,500,000	10,653,927		4/29/20	80,608	—
Euro	BOFA	Sell	23,608,257	26,509,239		4/29/20	—	(166,936)
Euro	GSCO	Sell	12,212,381	13,723,297		4/29/20	—	(76,096)
Euro	SCNY	Sell	1,131,282	1,271,125		4/29/20	—	(7,168)
Indian Rupee	JPHQ	Sell	140,321,000	1,935,462		4/29/20	—	(7,244)
Euro	BOFA	Sell	23,608,257	26,515,613		4/30/20	—	(162,222)
Euro	CITI	Sell	58,713,400	7,102,559,998	JPY	4/30/20	—	(538,432)
Euro	GSCO	Sell	5,717,100	6,419,560		4/30/20	—	(40,885)
Brazilian Real	JPHQ	Sell	130,017,500	31,366,629		5/05/20	—	(807,160)
Swiss Franc	UBSW	Buy	32,118,521	29,255,304	EUR	5/08/20	423,872	—
Swiss Franc	GSCO	Buy	31,521,229	28,720,938	EUR	5/12/20	406,185	—
Swedish Krona	DBAB	Buy	396,701,500	37,266,813	EUR	5/13/20	478,882	—
South Korean Won	CITI	Sell	2,182,000,000	1,888,605		5/15/20	—	(6,900)
Indian Rupee	JPHQ	Sell	1,425,342,000	19,355,541		5/18/20	—	(332,758)
Euro	BOFA	Sell	46,940,555	52,513,808		5/20/20	—	(596,148)
Euro	GSCO	Sell	8,064,735	9,023,632		5/20/20	—	(101,052)
Australian Dollar	JPHQ	Sell	247,462,202	17,946,594,814	JPY	5/21/20	—	(7,731,422)
Euro	BOFA	Sell	9,579,000	10,736,143		5/21/20	—	(102,501)
Euro	JPHQ	Sell	29,868,049	33,469,240		5/21/20	—	(326,475)
Euro	HSBK	Sell	97,151,922	11,570,322,826	JPY	5/22/20	—	(2,596,423)
Euro	JPHQ	Sell	71,296,627	79,785,560		5/22/20	—	(891,644)
Japanese Yen	JPHQ	Buy	4,365,172,600	40,651,635		5/26/20	—	(146,810)
Euro	BNDP	Sell	19,042,000	21,214,521		5/27/20	—	(339,574)
Euro	MSCO	Sell	10,458,000	11,662,762		5/27/20	—	(174,899)
Euro	BOFA	Sell	13,546,846	15,100,534		5/29/20	—	(235,378)
Euro	BZWS	Sell	5,036,526	5,635,772		5/29/20	—	(65,903)

franklintempleton.com	Annual Report	29

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date		Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	GSCO	Sell	13,276,516	14,798,230		5/29/20	$—	$(231,650)
Euro	JPHQ	Sell	66,814,002	74,464,205		5/29/20	—	(1,173,594)
Euro	JPHQ	Sell	14,763,729	16,545,047		6/04/20	—	(174,712)
Euro	SCNY	Sell	4,966,194	5,566,364		6/05/20	—	(58,147)
Japanese Yen	HSBK	Buy	3,118,896,780	29,568,720		6/08/20	—	(607,005)
Japanese Yen	JPHQ	Buy	2,962,169,960	28,115,566		6/08/20	—	(609,198)
Japanese Yen	JPHQ	Sell	2,962,169,960	28,305,056		6/08/20	798,688	—
Australian Dollar	HSBK	Sell	41,325,000	3,044,562,235	JPY	6/12/20	—	(828,362)
Australian Dollar	JPHQ	Sell	63,180,000	4,668,392,493	JPY	6/12/20	—	(1,139,262)
Euro	HSBK	Sell	12,000,000	13,457,580		6/12/20	—	(139,072)
Euro	JPHQ	Sell	3,066,139	3,563,221		6/15/20	88,469	—
Norwegian Krone	JPHQ	Buy	321,025,600	35,081,123		6/15/20	1,501,729	—
Swedish Krona	DBAB	Buy	396,701,500	37,097,789	EUR	6/15/20	648,553	—
Swedish Krona	DBAB	Buy	396,701,500	37,802,697	EUR	6/15/20	—	(150,295)
Norwegian Krone	JPHQ	Buy	319,071,900	35,081,119		6/16/20	1,279,102	—
Mexican Peso	CITI	Sell	918,696,000	45,188,023		6/17/20	—	(2,166,573)
Norwegian Krone	JPHQ	Buy	326,857,400	36,266,313		6/19/20	981,130	—
Japanese Yen	JPHQ	Buy	3,941,605,450	37,272,195		6/22/20	—	(642,013)
Japanese Yen	JPHQ	Sell	3,027,000,000	28,945,644		6/22/20	815,086	—
Japanese Yen	BNDP	Buy	9,960,831,630	95,137,671		6/24/20	—	(2,559,093)
Euro	CITI	Sell	58,713,400	6,917,600,105	JPY	6/30/20	—	(2,284,529)
Euro	UBSW	Sell	82,327,765	93,479,061		7/23/20	—	(41,630)
Swiss Franc	UBSW	Buy	32,118,521	29,278,506	EUR	8/10/20	424,259	—
Swiss Franc	GSCO	Buy	31,521,229	28,744,509	EUR	8/12/20	404,989	—
Australian Dollar	JPHQ	Sell	123,731,098	8,793,556,767	JPY	8/21/20	—	(5,278,833)
Australian Dollar	CITI	Sell	89,550,658	6,356,184,831	JPY	8/24/20	—	(3,890,745)
Euro	HSBK	Sell	48,575,961	5,740,085,350	JPY	8/24/20	—	(1,756,575)
Japanese Yen	CITI	Buy	5,314,266,000	51,420,311		8/31/20	—	(1,838,089)
Norwegian Krone	JPHQ	Buy	286,415,100	31,745,137		9/21/20	885,805	—
Euro	CITI	Sell	117,426,800	14,043,263,825	JPY	9/30/20	—	(2,719,537)
Euro	GSCO	Sell	4,499,800	5,034,916		10/05/20	—	(100,369)
Mexican Peso	CITI	Sell	274,908,000	13,340,645		10/08/20	—	(601,973)
Mexican Peso	CITI	Sell	206,478,000	10,005,476		10/09/20	—	(465,126)
Mexican Peso	CITI	Sell	688,399,000	33,291,050		10/13/20	—	(1,599,014)
Mexican Peso	CITI	Sell	1,013,293,000	49,179,909		10/15/20	—	(2,162,764)
Euro	BOFA	Sell	6,976,140	7,895,595		10/16/20	—	(71,261)
Mexican Peso	CITI	Sell	927,824,000	45,446,593		10/16/20	—	(1,559,049)
Swiss Franc	UBSW	Buy	32,118,521	29,300,943	EUR	11/09/20	424,836	—
Swiss Franc	GSCO	Buy	31,521,229	28,765,495	EUR	11/12/20	407,014	—
Euro	BNDP	Sell	4,802,000	5,440,258		11/23/20	—	(56,839)

Total Forward Exchange Contracts							$39,042,258	$(102,199,713)

Net unrealized appreciation (depreciation)								$(63,157,455)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual	11/18/46	$347,500,000	$(21,425,820)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	34,200,000	(3,313,589)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.587%	Semi-Annual	7/27/47	53,800,000	(6,183,655)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	52,462,000	(10,695,239)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	52,462,000	(10,955,656)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	52,462,000	(11,156,797)

Total Interest Rate Swap Contracts				$(63,730,756)

See Note 10 regarding other derivative information.

See Abbreviations on page 51.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton Global Total Return Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,400,646,569
Cost - Non-controlled affiliates (Note 3f)	507,468,590

Value - Unaffiliated issuers	$3,951,358,586
Value - Non-controlled affiliates (Note 3f)	507,468,590
Restricted cash for OTC derivative contracts (Note 1d)	380,000
Restricted currency, at value (cost $14,775,072)(Note 1e)	14,601,411
Foreign currency, at value(cost $4,090,576)	4,100,978
Receivables:
Capital shares sold	31,311,193
Interest	60,113,294
Deposits with brokers for:
OTC derivative contracts	79,600,000
Centrally cleared swap contracts	75,800,514
Variation margin on centrally cleared swap contracts	6,596,845
Unrealized appreciation on OTC forward exchange contracts	39,042,258
Other assets	634

Total assets	4,770,374,303

Liabilities:
Payables:
Capital shares redeemed	56,797,802
Management fees	2,279,407
Distribution fees	302,536
Transfer agent fees	1,040,955
Deposits from brokers for:
OTC derivative contracts	380,000
Funds advanced by custodian	1,406,292
Options written, at value (premiums received $37,867,655)	26,894,919
Unrealized depreciation on OTC forward exchange contracts	102,199,713
Deferred tax.	2,589,358
Accrued expenses and other liabilities.	2,162,677

Total liabilities	196,053,659

Net assets, at value	$4,574,320,644

Net assets consist of:
Paid-in capital	$5,388,986,601
Total distributable earnings (losses)	(814,665,957)

Net assets, at value	$4,574,320,644

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Templeton Global Total Return Fund

Class A:
Net assets, at value	$769,018,406

Shares outstanding.	69,752,398

Net asset value per share[a]	$11.02

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.45

Class C:
Net assets, at value	$237,215,121

Shares outstanding.	21,546,960

Net asset value and maximum offering price per share[a]	$11.01

Class R:
Net assets, at value	$7,377,245

Shares outstanding.	668,732

Net asset value and maximum offering price per share	$11.03

Class R6:
Net assets, at value	$876,665,486

Shares outstanding.	79,455,995

Net asset value and maximum offering price per share	$11.03

Advisor Class:
Net assets, at value	$2,684,044,386

Shares outstanding.	243,026,873

Net asset value and maximum offering price per share	$11.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton Global Total Return Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$24,066,611
Interest: (net of foreign taxes)~
Unaffiliated issuers	306,644,842

Total investment income	330,711,453

Expenses:
Management fees (Note 3a)	32,292,650
Distribution fees: (Note 3c)
Class A	2,083,705
Class C	1,867,193
Class R	38,329
Transfer agent fees: (Note 3e)
Class A	1,068,818
Class C	368,887
Class R	9,857
Class R6	252,381
Advisor Class	4,127,334
Custodian fees (Note 4)	2,156,630
Reports to shareholders	278,272
Registration and filing fees.	179,295
Professional fees	80,922
Trustees’ fees and expenses	99,257
Other	617,865

Total expenses	45,521,395
Expense reductions (Note 4)	(1,740,950)
Expenses waived/paid by affiliates (Note 3f and 3g)	(4,472,209)

Net expenses	39,308,236

Net investment income.	291,403,217

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(62,720,837)
Written options	8,979,265
Foreign currency transactions.	(5,750,486)
Forward exchange contracts.	161,394,157
Swap contracts	(88,411,082)

Net realized gain (loss)	13,491,017

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(111,841,981)
Translation of other assets and liabilities denominated in foreign currencies	360,637
Forward exchange contracts.	(51,464,170)
Written options	10,972,736
Swap contracts	(94,695,218)
Change in deferred taxes on unrealized appreciation.	536,310

Net change in unrealized appreciation (depreciation)	(246,131,686)

Net realized and unrealized gain (loss)	(232,640,669)

Net increase (decrease) in net assets resulting from operations	$58,762,548

~Foreign taxes withheld on interest	$7,315,641
#Net of foreign taxes.	$625,707

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Global Total Return Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$291,403,217	$312,656,248
Net realized gain (loss)	13,491,017	21,143,508
Net change in unrealized appreciation (depreciation)	(246,131,686)	(234,179,073)

Net increase (decrease) in net assets resulting from operations	58,762,548	99,620,683

Distributions to shareholders:
Class A	(53,580,319)	(44,326,826)
Class C	(17,117,841)	(16,920,594)
Class R	(471,568)	(381,548)
Class R6	(66,820,847)	(58,963,877)
Advisor Class	(213,023,799)	(168,380,480)

Total distributions to shareholders	(351,014,374)	(288,973,325)

Capital share transactions: (Note 2)
Class A	1,628,341	(79,756,412)
Class C	(58,716,297)	(75,375,091)
Class R	(168,919)	(554,040)
Class R6	(57,198,816)	(33,835,748)
Advisor Class	(128,977,729)	(16,011,649)

Total capital share transactions	(243,433,420)	(205,532,940)

Net increase (decrease) in net assets	(535,685,246)	(394,885,582)
Net assets:
Beginning of year	5,110,005,890	5,504,891,472

End of year	$4,574,320,644	$5,110,005,890

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton Global Total Return Fund

1. Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Total Return Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d. Restricted Cash

At December 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Restricted Currency

At December 31, 2019 the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

franklintempleton.com	Annual Report	39

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	27,739,363	$316,049,876	16,190,199	$191,440,983
Shares issued in reinvestment of distributions	3,651,073	41,607,474	2,950,688	34,744,283
Shares redeemed	(31,508,489)	(356,029,009)	(25,801,658)	(305,941,678)

Net increase (decrease)	(118,053)	$1,628,341	(6,660,771)	$(79,756,412)

Class C Shares:
Shares sold	4,902,227	$55,948,189	2,990,920	$35,352,836
Shares issued in reinvestment of distributions	1,290,434	14,728,659	1,251,981	14,721,516
Shares redeemed[a]	(11,402,770)	(129,393,145)	(10,631,466)	(125,449,443)

Net increase (decrease)	(5,210,109)	$(58,716,297)	(6,388,565)	$(75,375,091)

Class R Shares:
Shares sold	314,061	$3,634,587	249,837	$2,952,068
Shares issued in reinvestment of distributions	38,850	442,922	29,193	343,868
Shares redeemed	(368,422)	(4,246,428)	(324,540)	(3,849,976)

Net increase (decrease)	(15,511)	$(168,919)	(45,510)	$(554,040)

Class R6 Shares:
Shares sold	14,685,966	$170,174,528	22,096,451	$265,693,642
Shares issued in reinvestment of distributions	5,172,158	59,102,231	4,427,705	52,137,505
Shares redeemed	(25,241,418)	(286,475,575)	(29,570,613)	(351,666,895)

Net increase (decrease)	(5,383,294)	$(57,198,816)	(3,046,457)	$(33,835,748)

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	139,289,419	$1,593,975,649	98,799,042	$1,171,675,626
Shares issued in reinvestment of distributions	16,077,993	183,620,401	12,183,266	143,607,971
Shares redeemed	(169,414,689)	(1,906,573,779)	(112,529,568)	(1,331,295,246)

Net increase (decrease)	(14,047,277)	$(128,977,729)	(1,547,260)	$(16,011,649)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $2.5 billion
0.585%	Over $2.5 billion, up to and including $5 billion
0.575%	Over $5 billion, up to and including $10 billion
0.565%	In excess of $10 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.606% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$30,766
CDSC retained	$21,964

Effective March 1, 2019, certain front-end sales charges on Class A and Class A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $5,827,277, of which $1,774,974 was retained by Investor Services.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$1,387,429,048	$1,771,479,319	$(2,651,439,777)	$—	$—	$507,468,590	507,468,590	$24,066,611

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class until April 30, 2020.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended December 31, 2019, these purchase and sale transactions aggregated $0 and $17,437,265, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$6,280,059

Long term	234,253,896

Total capital loss carryforwards	$240,533,955

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from ordinary income	$351,014,374	$288,973,325

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

5. Income Taxes (continued)

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,878,124,327

Unrealized appreciation	$251,895,959
Unrealized depreciation	(823,006,268)

Net unrealized appreciation (depreciation)	$(571,110,309)

Distributable earnings:
Undistributed ordinary income	$177,211

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles, and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $1,592,071,986 and $818,368,718, respectively.

7. Credit Risk

At December 31, 2019, the Fund had 18.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2019, the Fund had 2.1% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
434,200,485	[a] K2016470219 South Africa Ltd., A	2/22/11 - 2/01/17	$1,608,225	$310,041
50,014,925	[a] K2016470219 South Africa Ltd., B	2/01/17	37,134	35,713

	Total Restricted Securities (Value is 0.0%† of Net Assets)		$1,645,359	$345,754

†Rounds to less than 0.1% of net assets.

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $130,376 as of December 31, 2019.

10. Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$63,730,756	[a]

Foreign exchange contracts	Investments in securities, at value	15,623,942	[b]	Options written, at value	26,894,919

	Unrealized appreciation on OTC forward exchange contracts	39,042,258		Unrealized depreciation on OTC forward exchange contracts	102,199,713

Totals		$54,666,200			$192,825,388

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(88,411,082)	Swap contracts	$(94,695,218)

Foreign exchange contracts	Investments	(10,529,925)[a]	Investments	(38,131,316)[a]

	Written options	8,979,265	Written options	10,972,736

	Forward exchange contracts	161,394,157	Forward exchange contracts	(51,464,170)

Value recovery instruments	Investments	8,371,868 [a]	Investments	(6,904,266)[a]

Totals		$79,804,283		$(180,222,234)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

10. Other Derivative Information (continued)

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$2,678,004,440
Swap contracts	$1,022,933,231
Forward exchange contracts	$6,339,620,790
VRI	$7,813,733

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$39,042,258	$102,199,713
Options purchased	15,623,942	—
Options written	—	26,894,919

Total	$54,666,200	$129,094,632

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BOFA	258,962	(258,962)	—	—	—
BZWS	118,679	(118,679)	—	—	—
CITI	19,816,297	(19,816,297)	—	—	—
DBAB	6,604,515	(5,766,324)	(838,191)	—	—
GSCO	2,602,204	(2,304,268)	—	(297,936)	—
HSBK	5,009,469	(5,009,469)	—	—	—
JPHQ.	15,078,296	(15,078,296)	—	—	—
MSCO	2,982,091	(2,879,072)	(103,019)	—	—
SCNY	64,871	(64,871)	—	—	—
UBSW	2,130,816	(541,490)	(1,451,608)	—	137,718

Total	$54,666,200	$(51,837,728)	$(2,392,818)	$(297,936)	$137,718

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 5,782,776	$ —	$ —	$ (5,782,776)	$ —
BOFA	1,614,696	(258,962)	—	(1,220,000)	135,734
BZWS	184,739	(118,679)	—	—	66,060
CITI	56,481,470	(19,816,297)	—	(36,665,173)	—
DBAB	5,766,324	(5,766,324)	—	—	—
GSCO	2,304,268	(2,304,268)	—	—	—
HSBK	18,394,347	(5,009,469)	—	(13,050,000)	334,878
JPHQ	35,024,991	(15,078,296)	—	(19,630,000)	316,695
MSCO	2,879,072	(2,879,072)	—	—	—
SCNY	120,459	(64,871)	—	—	55,588
UBSW	541,490	(541,490)	—	—	—

Total	$129,094,632	$(51,837,728)	$ —	$(76,347,949)	$908,955

aAt December 31, 2019, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 51.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
South Africa	$—	$—	$345,754	$345,754
Foreign Government and Agency Securities:
Argentina	—	9,307,578	74,554,061	83,861,639
All Other Foreign Government and Agency Securities	—	2,545,662,173	—	2,545,662,173
U.S. Government and Agency Securities	—	885,914,206	—	885,914,206
Quasi-Sovereign and Corporate Bonds:
South Africa	—	33,480	96,896	130,376
Options Purchased	—	15,623,942	—	15,623,942
Short Term Investments:
Argentina	—	—	5,831,458	5,831,458
All Other Short Term Investments	507,468,590	413,989,038	—	921,457,628

Total Investments in Securities	$507,468,590	$3,870,530,417	$80,828,169	$4,458,827,176

Other Financial Instruments:
Forward Exchange Contracts	$—	$39,042,258	$—	$39,042,258
Restricted Currency (ARS)	—	—	14,601,411	14,601,411

Total Other Financial Instruments	$—	$39,042,258	$14,601,411	$53,643,669

Receivables:
Interest (ARS)	$—	$—	$2,621,567	$2,621,567

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NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$—	$26,894,919	$—	$26,894,919
Forward Exchange Contracts	—	102,199,713	—	102,199,713
Swap Contracts.	—	63,730,756	—	63,730,756

Total Other Financial Instruments	$—	$192,825,388	$—	$192,825,388

Payables:
Deferred Tax (ARS)	$—	$—	$8,030	$8,030

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets and/or liabilities, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:
South Africa	$337,004	[d]	$—	$— [d]	$—	$—	$—	$(36,837,676)	$36,846,426	$345,754	$8,750
Foreign Government and Agency Securities:
Argentina	—		2,848,037	—	62,944,867	—	13,140,991	—	(4,379,834)	74,554,061	8,947,633
Quasi-Sovereign and Corporate Bonds:
South Africa	285,032		—	—	47,321	(33,480)	742,931	—	(944,908)	96,896	—
Escrows and Litigation Trusts	—	[d]	—	—	—	—	(1,651)	1,651	—	—	—
Short Term Investments:
Argentina	—		4,573,340	(415,007)	108,632	—	1,012,748	(646,034)	1,197,779	5,831,458	681,045

Total Investments in Securities	$622,036		$7,421,377	$(415,007)	$63,100,820	$(33,480)	$14,895,019	$(37,482,059)	$32,719,463	$80,828,169	$9,637,428

Other Financial Instruments:
Restricted Currency (ARS)	$—		$20,528,140	$(7,623,377)	$3,227,895	$—	$—	$(2,096,783)	$565,536	$14,601,411	$(173,661)

Receivables:
Interest (ARS)	$—		$3,979,183	$(6,653,870)	$5,532,417	$—	$—	$(3,022,966)	$2,786,803	$2,621,567	$5,157

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

12. Fair Value Measurements (continued)

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Liabilities:
Payables:
Deferred Tax (ARS)	$—	$—	$—	$10,738	$—	$—	$—	$(2,708)	$8,030	$(2,708)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bTransferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$74,554,061	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Short Term Investments
Argentina	5,831,458	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Other Financial Instruments:
Restricted Currency (ARS)	14,601,411	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

All other[c]	3,064,217

Liabilities:
All other[c]	8,030

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Global Total Return Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
BOFA	Bank of America Corp.	AUD	Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private
BZWS	Barclays Bank PLC	BRL	Brazilian Real		Banks ARS
CITI	Citigroup, Inc.	COP	Colombian Peso	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	DEM	Deutsche Mark	LIBOR	London InterBank Offered Rate
GSCO	The Goldman Sachs Group Inc.	EUR	Euro	PIK	Payment-In-Kind
HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi
JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah
MSCO	Morgan Stanley	INR	Indian Rupee
SCNY	Standard Chartered Bank	JPY	Japanese Yen
UBSW	UBS AG	KRW	South Korean Won
		MXN	Mexican Peso
		NOK	Norwegian Krone
		USD	United States Dollar

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton Global Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Total Return Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Templeton Global Total Return Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2020 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON INCOME TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON INCOME TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	21	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL TOTAL RETURN FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Global Total Return Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		407 A 02/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended December 31, 2019, global economic growth moderated amid ongoing U.S.-China trade disputes, but interest-rate reductions by many central banks and easing trade tensions near period-end contributed to a generally positive investment environment for stocks and bonds worldwide. Among major central banks, the U.S. Federal Reserve reduced its federal funds rate range by 0.25% three times in 2019, and the European Central Bank announced new stimulus measures including a cut to its deposit rate and a restart of its quantitative easing program. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted total returns of +5.90% and +6.00% in U.S. dollar and local currency terms, respectively.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton International Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Michael Hasenstab, Ph.D.

Executive Vice President,

Chief Investment Officer of Templeton Global Macro

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

ANNUAL REPORT

Templeton International Bond Fund

This annual report for Templeton International Bond Fund covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks current income with capital appreciation and growth of income. Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located outside of the U.S. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +2.17% cumulative total return. In comparison, the Fund’s benchmark, the FTSE Non-USD World Government Bond Index (WGBI), which measures performance of investment-grade, non-U.S. world government bond markets, posted a cumulative total return of +5.32% in U.S. dollar terms for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global financial markets started 2019 on a positive note, with rallies in risk assets through much of the first quarter after a volatile end to 2018. However, escalating trade tensions between the U.S. and China sporadically resurfaced throughout the year, leading to broad resurgences in global risk aversion that intermittently affected market valuations. Both the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) increasingly cited trade uncertainties and global risks as policy concerns during the year, with the

Portfolio Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign government and agency securities, money market funds and other net assets less liabilities (including derivatives).

Fed building a case for rate cuts and the ECB signaling that additional monetary accommodation could arrive in the Fall.

The Fed took a dovish turn at its January 2019 meeting, halting its series of rate hikes from 2018 and removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be consistent with economic activity and inflation objectives. Policy guidance turned even further dovish at the March meeting as the Fed kept rates unchanged and moderately downgraded U.S. growth forecasts for 2019 and 2020. The Fed ultimately kept the federal funds target rate unchanged at its May and June meetings before cutting rates for the first time in more than a decade at its July meeting. The rate cut was 25 basis points (bps). In August, the Fed discontinued its monthly pace of balance sheet unwinding, two months earlier than originally forecast. It then consecutively cut rates 25 bps at its September and October meetings to a range of 1.50% to 1.75%, before signaling that it would likely keep rates unchanged going forward, barring a material change in the economic outlook.

The shifts in monetary policy affected the shape of the U.S. Treasury (UST) yield curve throughout the year. A yield curve inversion from the three-month UST bill to the 10-year UST note took hold in May, reaching a low of 50 bps of spread inversion in late August. However, the Fed provided updated

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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TEMPLETON INTERNATIONAL BOND FUND

forward guidance in September and October that enabled the curve to steepen, erasing the inversion as the front end rallied lower while longer-term UST yields rose. The curve continued to steepen through the end of the year, as the Fed kept rates unchanged at its December meeting with the first 10-0 consensus policy vote since May. The updated dot plot in December indicated that a strong majority of Fed officials expected rates to remain unchanged through the end of 2020.

Geographic Composition*

Based on Total Net Assets as of 12/31/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

In our view, longer-term USTs appeared vulnerable to a potential rate shock given rising deficit spending, rising debt issuance and over-levered financial markets. Additionally, inflation risks remained significantly underpriced, in our view, given supply chain disruptions, immigration restrictions and exceptional tightness in the labor market. Given each of these factors, we believed longer-term USTs remained highly overvalued. The Fed can control short-term rates, but it cannot always control the economic and technical pressures on the longer end of the curve. We believed the yield curve inversion was overdone and that longer-term UST yields would rise.

Despite escalating trade disputes between the U.S. and China during much of the year, including a peak in retaliatory measures by each country in August, the U.S. and China appeared to reach agreement on a “phase one” trade deal in December, expected to be ratified on January 15. The potential resolution bolstered market sentiment, driving risk asset valuations higher in several markets across the globe. However, we continued to monitor the broader implications of trade tensions on multiple fronts and the potential ramifications to risk assets in various regions. Despite the positive developments on trade policy, risks for additional disputes remained elevated, in our view.

In Europe, the ECB kept its policy rate unchanged (0.0% main refinancing operations, -0.40% deposit facility) for most of the reporting period, but delivered on an anticipated stimulus package at its September meeting, dropping the deposit rate to -0.5% and scheduling the re-start of its quantitative easing (QE) program in November, at a pace of €20 billion in bond purchases per month. Mario Draghi kept rates unchanged at his final meeting as ECB president in October, before Christine Lagarde took over the post in November. Lagarde held her first policy meeting in December, keeping rates and the QE program unchanged, as largely expected. During the reporting period, it appeared Lagarde would maintain continuity with the policy framework she inherited from her predecessor, indicating her support for negative rates by commenting that the ECB has “done the right thing to act in favor of jobs and growth rather than the protection of savers.” We expected the euro to weaken against the U.S. dollar during the period on continued monetary accommodation from the ECB, as well as unresolved structural vulnerabilities in the eurozone.

The Bank of Japan (BOJ) kept monetary policy unchanged during the reporting period, retaining its 0.0% yield target on the 10-year Japanese government bond and its -0.1% target on the overnight rate. However, BOJ Governor Haruhiko Kuroda increasingly indicated a willingness to cut rates at future meetings if there were risks to achieving the 2.0% inflation target. We expected monetary policy to remain highly accommodative during the reporting period, but our expectations for weakness in the Japanese yen against the U.S. dollar shifted to expectations for strength on softer policy divergence between the Fed and BOJ, and the yen’s potential to rally as a perceived safe haven during periods of risk aversion, given Japan’s strong external balances.

A number of central banks around the world followed the dovish directions of the Fed and the ECB in 2019, taking the opportunity to cut their own domestic rates. Notably, Mexico and Indonesia cut their policy rates by 100 bps, India cut by 135 bps and Brazil cut by 200 bps. Overall, sovereign bond yields declined across much of the world during the reporting period. The yield on the 10-year UST note finished the period 77 bps lower at 1.92%, and the yield on the 10-year German Bund fell 43 bps to finish at -0.19%, after reaching its lowest level on record in August (-0.71%). On the whole, long-duration exposures tended to perform well in most markets, while currency valuations were more idiosyncratic to individual country dynamics.

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TEMPLETON INTERNATIONAL BOND FUND

Investment Strategy

We invest selectively in non-U.S. bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. For purposes of pursuing its investment goals, the Fund regularly enters into various currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but it may also use currency and currency index futures contracts and currency options. The Fund may also enter into various other transactions involving derivatives, including interest-rate/bond futures and swap agreements (which may include interest rate and credit default swaps).

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a currency option?

A currency option is a derivative financial instrument that gives the owner the right but not the obligation to exchange money denominated in one currency at a pre-agreed exchange rate on a specified date.

Manager’s Discussion

During the reporting period, the strategy continued to seek select duration exposures in countries that have attractive risk-adjusted yields, strong or improving economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy also maintained negative duration exposure to longer-term U.S. Treasuries as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced risks in the longer-term U.S. Treasury markets. The strategy also increased its allocations to undervalued safe-haven assets to hedge against global financial market risks associated with geopolitical tensions and price distortions from ongoing loose monetary policy across the developed world, notably including the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. The strategy held a net-negative position in the euro to hedge against broad-based U.S. dollar strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, we used forward currency exchange contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

During the period, the Fund’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative position in the euro contributed to absolute performance, as did its position in the Indonesian rupiah. However, currency positions in Latin America detracted from absolute results (the Argentine peso detracted, while the Mexican peso contributed). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to U.S. Treasuries detracted from absolute results, while select duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed.

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies. Currency positions contributed to relative results, while sovereign credit exposures had a largely neutral effect. Underweighted duration exposures in the U.S. and Japan detracted from relative performance, as did select underweighted duration exposures in Europe and a lack of duration exposure in the U.K. However, select overweighted duration exposures in Asia ex-Japan (Indonesia and India) and Latin America (Brazil) contributed to relative results. Among currencies, the Fund’s underweighted position in the euro contributed to relative performance, as did its overweighted position in the Indonesian rupiah. However, overweighted currency positions in Latin America detracted from relative results (the Argentine peso detracted, while the Mexican peso contributed).

franklintempleton.com	Annual Report	5

TEMPLETON INTERNATIONAL BOND FUND

Currency Composition*

12/31/19

	% of Total Net Assets

Americas	84.9%

U.S. Dollar	65.6%

Brazilian Real	9.3%

Mexican Peso	7.4%

Argentine Peso	1.3%

Colombian Peso	1.3%

Canadian Dollar	0.0%	**

Asia Pacific	29.2%

Japanese Yen	30.5%

Thai Baht	4.5%

Indonesian Rupiah	4.3%

Indian Rupee	0.2%

South Korean Won	0.1%

Singapore Dollar	0.0%	**

Australian Dollar	-10.4%

Middle East & Africa	1.0%

Ghanaian Cedi	1.0%

Europe	-15.0%

Norwegian Krone	7.9%

Swiss Franc	5.2%

Swedish Krona	4.3%

Euro	-32.4%

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

Thank you for your continued participation in Templeton International Bond Fund. We look forward to serving your future investment needs.

Michael Hasenstab, Ph.D. Lead Portfolio Manager

Calvin Ho Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
1-Year	+2.17%[5]		-1.71%

5-Year	+6.98%		+0.58%

10-Year	+30.73%		+2.32%

Advisor
1-Year	+2.43%[5]		+2.43%

5-Year	+8.32%		+1.61%

10-Year	+34.33%		+2.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/10–12/31/19)

Advisor Class (1/1/10–12/31/19)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

TEMPLETON INTERNATIONAL BOND FUND

PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income
A	$0.5600
C	$0.5193
R	$0.5363
R6	$0.5987
Advisor	$0.5861

Total Annual Operating Expenses8

Share Class	With Fee Waiver	Without Fee Waiver
A	1.08%	1.34%
Advisor	0.83%	1.09%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Foreign securities involve special risks, including currency fluctuations (which may be significant over the short term) and economic and political uncertainties; investments in emerging markets involve heightened risks related to the same factors. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Investments in lower rated bonds include higher risk of default and loss of principal. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

6. Source: Morningstar. The FTSE Non-USD WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets; it includes all WGBI countries except the U.S. and is stated in U.S. dollar terms.

7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

TEMPLETON INTERNATIONAL BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19[1,2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$985.80	$4.91	$1,020.27	$4.99	0.98%
C	$1,000	$983.90	$6.90	$1,018.25	$7.02	1.38%
R	$1,000	$984.30	$6.15	$1,019.00	$6.26	1.23%
R6	$1,000	$988.80	$2.96	$1,022.23	$3.01	0.59%
Advisor	$1,000	$987.10	$3.66	$1,021.53	$3.72	0.73%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

Financial Highlights

Templeton International Bond Fund

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.14	$10.57	$10.61	$10.07	$10.03	$11.86

Income from investment operations[b]:

Net investment income[c]	0.42	0.40	0.42	0.12	0.34	0.30

Net realized and unrealized gains (losses)	(0.23)	(0.22)	(0.18)	0.44	(0.17)	(1.68)

Total from investment operations	0.19	0.18	0.24	0.56	0.17	(1.38)

Less distributions from:

Net investment income and net foreign currency gains	(0.56)	(0.59)	(0.28)	—	(0.04)	(0.45)

Net realized gains	—	(0.01)	—	—	—	—

Tax return of capital	—	(0.01)	—	(0.02)	(0.09)	—

Total distributions	(0.56)	(0.61)	(0.28)	(0.02)	(0.13)	(0.45)

Net asset value, end of year	$ 9.77	$10.14	$10.57	$10.61	$10.07	$10.03

Total return[d]	1.86%	1.82%	2.25%	5.54%	1.70%	(11.90)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.20%	1.26%	1.44%	1.58%	1.27%	1.17%

Expenses net of waiver and payments by affiliates	1.00%	0.99%	0.99%	1.00%	0.99%	1.04%

Expenses net of waiver and payments by affiliates and expense reduction	0.98%	0.98%	0.99%[f]	0.99%	0.99%[f]	1.04%[f]

Net investment income	4.18%	3.93%	3.87%	3.48%	3.28%	2.72%

Supplemental data

Net assets, end of year (000’s)	$39,532	$38,856	$71,262	$84,766	$92,981	$84,779

Portfolio turnover rate	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.16	$10.58	$10.62	$10.08	$10.04	$11.87

Income from investment operations[b]:

Net investment income[c]	0.39	0.36	0.38	0.11	0.29	0.26

Net realized and unrealized gains (losses)	(0.25)	(0.21)	(0.18)	0.43	(0.16)	(1.68)

Total from investment operations	0.14	0.15	0.20	0.54	0.13	(1.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.52)	(0.55)	(0.24)	—	(0.03)	(0.41)

Net realized gains	—	(0.01)	—	—	—	—

Tax return of capital	—	(0.01)	—	(—)[d]	(0.06)	—

Total distributions	(0.52)	(0.57)	(0.24)	—	(0.09)	(0.41)

Net asset value, end of year	$ 9.78	$10.16	$10.58	$10.62	$10.08	$10.04

Total return[e]	1.35%	1.52%	1.84%	5.36%	1.30%	(12.20)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.60%	1.66%	1.84%	1.98%	1.66%	1.51%

Expenses net of waiver and payments by affiliates	1.40%	1.39%	1.39%	1.40%	1.38%	1.38%

Expenses net of waiver and payments by affiliates and expense reduction	1.38%	1.38%	1.39%[g]	1.39%	1.38%[g]	1.38%[g]

Net investment income	3.78%	3.53%	3.47%	3.08%	2.89%	2.38%

Supplemental data

Net assets, end of year (000’s)	$6,694	$8,654	$9,733	$11,563	$11,906	$15,559

Portfolio turnover rate	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.14	$10.56	$10.61	$10.08	$10.03	$11.87

Income from investment operations[b]:

Net investment income[c]	0.41	0.39	0.40	0.11	0.30	0.28

Net realized and unrealized gains (losses)	(0.25)	(0.22)	(0.19)	0.43	(0.15)	(1.70)

Total from investment operations	0.16	0.17	0.21	0.54	0.15	(1.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.54)	(0.57)	(0.26)	—	(0.03)	(0.42)

Net realized gains	—	(0.01)	—	—	—	—

Tax return of capital	—	(0.01)	—	(0.01)	(0.07)	—

Total distributions	(0.54)	(0.59)	(0.26)	(0.01)	(0.10)	(0.42)

Net asset value, end of year	$ 9.76	$10.14	$10.56	$10.61	$10.08	$10.03

Total return[d]	1.52%	1.67%	1.92%	5.44%	1.44%	(12.16)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.45%	1.51%	1.69%	1.83%	1.52%	1.37%

Expenses net of waiver and payments by affiliates	1.25%	1.24%	1.24%	1.25%	1.24%	1.24%

Expenses net of waiver and payments by affiliates and expense reduction	1.23%	1.23%	1.24%[f]	1.24%	1.24%[f]	1.24%[f]

Net investment income	3.93%	3.68%	3.62%	3.23%	3.03%	2.52%

Supplemental data

Net assets, end of year (000’s)	$254	$300	$286	$1,010	$1,005	$1,001

Portfolio turnover rate	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,

	2019	2018	2017[a]

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$10.57	$10.78

Income from investment operations[b]:

Net investment income[c]	0.45	0.45	0.18

Net realized and unrealized gains (losses)	(0.23)	(0.22)	(0.24)

Total from investment operations	0.22	0.23	(0.06)

Less distributions from:

Net investment income and net foreign currency gains	(0.60)	(0.63)	(0.15)

Net realized gains	—	(0.01)	—

Tax return of capital	—	(0.01)	—

Total distributions	(0.60)	(0.65)	(0.15)

Net asset value, end of year	$ 9.77	$10.15	$10.57

Total return[d]	2.14%	2.28%	(0.61)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	1.24%	1.09%	0.99%

Expenses net of waiver and payments by affiliates	0.62%	0.66%	0.68%

Expenses net of waiver and payments by affiliates and expense reduction	0.60%	0.65%	0.68%[f]

Net investment income	4.56%	4.26%	4.39%

Supplemental data

Net assets, end of year (000’s)	$3,878	$904	$414

Portfolio turnover rate	24.26%	43.13%	88.62%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL HIGHLIGHTS

Templeton International Bond Fund (continued)

	Year Ended December 31,				Year Ended August 31,

	2019	2018	2017	2016[a]	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$10.15	$10.58	$10.62	$10.08	$10.04	$11.87

Income from investment operations[b]:

Net investment income[c]	0.45	0.44	0.45	0.13	0.35	0.33

Net realized and unrealized gains (losses)	(0.23)	(0.23)	(0.18)	0.43	(0.16)	(1.68)

Total from investment operations	0.22	0.21	0.27	0.56	0.19	(1.35)

Less distributions from:

Net investment income and net foreign currency gains	(0.59)	(0.62)	(0.31)	—	(0.04)	(0.48)

Net realized gains	—	(0.01)	—	—	—	—

Tax return of capital	—	(0.01)	—	(0.02)	(0.11)	—

Total distributions	(0.59)	(0.64)	(0.31)	(0.02)	(0.15)	(0.48)

Net asset value, end of year	$ 9.78	$10.15	$10.58	$10.62	$10.08	$10.04

Total return[d]	2.12%	2.07%	2.51%	5.59%	1.95%	(11.63)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates and expense reduction	0.95%	1.01%	1.19%	1.33%	1.02%	0.87%

Expenses net of waiver and payments by affiliates	0.75%	0.74%	0.74%	0.75%	0.74%	0.74%

Expenses net of waiver and payments by affiliates and expense reduction	0.73%	0.73%	0.74%[f]	0.74%	0.74%[f]	0.74%[f]

Net investment income	4.43%	4.18%	4.12%	3.73%	3.53%	3.02%

Supplemental data

Net assets, end of year (000’s)	$393,873	$346,303	$276,074	$249,190	$248,750	$307,449

Portfolio turnover rate	24.26%	43.13%	88.62%	31.37%	105.96%	43.49%

aFor the period September 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON INCOME TRUST

Statement of Investments, December 31, 2019

Templeton International Bond Fund

		Principal Amount*		Value

	Foreign Government and Agency Securities 58.0%
	Argentina 1.1%
a	Argentina Treasury Bill,
	Strip, 3/30/20	80,499,500	ARS	$964,378
	Strip, 4/28/20	62,893,300	ARS	962,750
	Strip, 5/28/20	2,052,400	ARS	27,593
	Strip, 7/29/20	34,324,500	ARS	488,877
	Strip, 10/29/20	12,425,580	ARS	133,145
a	Argentine Bonos del Tesoro,
	18.20%, 10/03/21	73,832,000	ARS	393,982
	16.00%, 10/17/23	171,501,000	ARS	823,533
	senior note, 15.50%, 10/17/26	153,089,000	ARS	690,107
	Government of Argentina,
	[a,b] FRN, 52.564%, (ARS Badlar + 2.00%), 4/03/22	5,808,000	ARS	50,053
	[a,c] Index Linked, 4.00%, 3/06/20	356,000	ARS	6,845
	senior note, 4.50%, 2/13/20	927,000		469,609

				5,010,872

	Brazil 10.5%
	Letra Tesouro Nacional,
	Strip, 7/01/21	25,274[d]	BRL	5,854,969
	Strip, 1/01/22	22,000[d]	BRL	4,938,810
	Nota do Tesouro Nacional, 10.00%, 1/01/23	8,407[d]	BRL	2,325,527
	10.00%, 1/01/25	51,600[d]	BRL	14,750,464
	10.00%, 1/01/27	64,330[d]	BRL	18,854,477

				46,724,247

	Colombia 1.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	378,000,000	COP	118,679
	senior bond, 4.375%, 3/21/23	57,000,000	COP	16,990
	senior bond, 9.85%, 6/28/27	91,000,000	COP	34,806
	Titulos de Tesoreria,
	senior bond, B, 11.00%, 7/24/20	746,000,000	COP	236,109
	senior bond, B, 7.00%, 5/04/22	11,196,000,000	COP	3,563,396
	senior bond, B, 10.00%, 7/24/24	4,505,000,000	COP	1,625,726

				5,595,706

	Ghana 1.0%
	Government of Ghana, 21.00%, 3/23/20	90,000	GHS	16,057
	24.75%, 3/01/21	180,000	GHS	33,848
	16.25%, 5/17/21	1,510,000	GHS	258,694
	24.50%, 6/21/21	50,000	GHS	9,332
	24.75%, 7/19/21	280,000	GHS	51,268
	18.75%, 1/24/22	2,910,000	GHS	496,416
	17.60%, 11/28/22	80,000	GHS	13,115
	19.75%, 3/25/24	2,910,000	GHS	492,718
	19.00%, 11/02/26	8,740,000	GHS	1,392,693

16	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
Ghana (continued)
Government of Ghana, (continued)
senior bond, 19.75%, 3/15/32	8,740,000	GHS	$1,404,871
senior note, 21.50%, 3/09/20	200,000	GHS	35,207
senior note, 18.50%, 6/01/20	100,000	GHS	17,377
senior note, 18.25%, 9/21/20	160,000	GHS	28,543
senior note, 16.50%, 3/22/21	360,000	GHS	62,344

			4,312,483

India 9.0%
Government of India,
senior bond, 8.20%, 2/15/22	19,000,000	INR	277,726
senior bond, 8.35%, 5/14/22	30,400,000	INR	446,503
senior bond, 8.08%, 8/02/22	673,000,000	INR	9,860,417
senior bond, 8.13%, 9/21/22	51,000,000	INR	749,498
senior bond, 9.15%, 11/14/24	227,000,000	INR	3,505,764
senior note, 7.80%, 4/11/21	196,900,000	INR	2,827,378
senior note, 8.79%, 11/08/21	110,000,000	INR	1,614,812
senior note, 8.15%, 6/11/22	82,000,000	INR	1,199,632
senior note, 6.84%, 12/19/22	12,000,000	INR	170,898
senior note, 7.16%, 5/20/23	19,100,000	INR	273,880
senior note, 8.83%, 11/25/23	257,900,000	INR	3,908,312
senior note, 7.68%, 12/15/23	302,000,000	INR	4,407,546
senior note, 7.59%, 1/11/26	512,000,000	INR	7,474,963
senior note, 6.79%, 5/15/27	232,300,000	INR	3,247,414

			39,964,743

Indonesia 4.3%
Government of Indonesia,
senior bond, FR39, 11.75%, 8/15/23	1,040,000,000	IDR	87,946
senior bond, FR40, 11.00%, 9/15/25	1,060,000,000	IDR	91,733
senior bond, FR42, 10.25%, 7/15/27	6,831,000,000	IDR	579,349
senior bond, FR44, 10.00%, 9/15/24	686,000,000	IDR	56,249
senior bond, FR47, 10.00%, 2/15/28	4,555,000,000	IDR	383,627
senior bond, FR52, 10.50%, 8/15/30	7,950,000,000	IDR	707,239
senior bond, FR56, 8.375%, 9/15/26	53,156,000,000	IDR	4,119,229
senior bond, FR64, 6.125%, 5/15/28	159,000,000	IDR	10,821
senior bond, FR70, 8.375%, 3/15/24	168,376,000,000	IDR	12,975,223

			19,011,416

Mexico 10.1%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	4,433,950[e]	MXN	23,594,274
senior bond, M, 6.50%, 6/10/21	958,380[e]	MXN	5,049,154
senior bond, M, 6.50%, 6/09/22	391,000[e]	MXN	2,056,679
senior bond, M, 8.00%, 12/07/23	312,600[e]	MXN	1,721,246
senior note, M, 7.25%, 12/09/21	2,306,200[e]	MXN	12,294,659

			44,716,012

franklintempleton.com	Annual Report	17

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

			Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	Norway 3.3%
f,g	Government of Norway,
	144A, Reg S, 3.75%, 5/25/21		41,042,000	NOK	$4,832,202
	144A, Reg S, 2.00%, 5/24/23		39,398,000	NOK	4,577,821
	144A, Reg S, 3.00%, 3/14/24		33,051,000	NOK	4,011,870
	144A, Reg S, 1.75%, 3/13/25		12,526,000	NOK	1,453,872

					14,875,765

	Singapore 1.4%
	Government of Singapore, senior note, 2.00%, 7/01/20		8,447,000	SGD	6,290,227

	South Korea 11.5%
	Korea Monetary Stabilization Bond, senior note, 2.05%, 10/05/20		24,580,000,000	KRW	21,374,834
	Korea Treasury Bond,
	senior note, 1.75%, 6/10/20		4,202,000,000	KRW	3,641,297
	senior note, 1.75%, 12/10/20		30,200,000,000	KRW	26,223,808

					51,239,939

	Thailand 4.5%
	Bank of Thailand Bond,
	senior note, 1.34%, 2/26/20		299,760,000	THB	10,073,074
	senior note, 1.77%, 3/27/20		293,000,000	THB	9,859,002

					19,932,076

	Total Foreign Government and Agency Securities (Cost $280,116,900)				257,673,486

		Number of Contracts	Notional Amount*

	Options Purchased 0.3%
	Calls - Over-the-Counter
	Currency Options 0.1%
	AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/23/20	1	4,435,000	AUD	657
	AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	2,370,000	AUD	918
	AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	374,000	AUD	10
	AUD/JPY, Counterparty CITI, April Strike Price 79.30 JPY, Expires 4/22/20	1	1,998,000	AUD	4,602
	AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	1,663,000	AUD	355
	AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	1,829,000	AUD	141
	AUD/JPY, Counterparty CITI, May Strike Price 78.75 JPY, Expires 5/07/20	1	1,663,000	AUD	6,150
	AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	6,653,000	AUD	738
	AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	1,247,000	AUD	1,897
	AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	4,990,000	AUD	18,438
	AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	2,078,000	AUD	472
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	2,620,000	AUD	748
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	1,663,000	AUD	357
	AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	2,993,000	AUD	16,357
	USD/JPY, Counterparty CITI, March Strike Price 111.15 JPY, Expires 3/20/20	1	8,271,000		10,967
	USD/JPY, Counterparty CITI, March Strike Price 111.40 JPY, Expires 3/30/20	1	9,650,000		12,796

18	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	10,683,000		$37,711
USD/MXN, Counterparty CITI, March Strike Price 20.78 MXN, Expires 3/09/20	1	1,513,000		1,192
USD/MXN, Counterparty CITI, March Strike Price 18.40 MXN, Expires 3/30/20	1	908,000		37,543
USD/MXN, Counterparty CITI, March Strike Price 21.92 MXN, Expires 3/30/20	1	1,362,000		595
USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	3,040,000		13,489
USD/MXN, Counterparty CITI, May Strike Price 20.09 MXN, Expires 5/12/20	1	2,782,000		19,199
USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	1,086,000		3,274
USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	6,124,000		19,983
USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	1,911,000		8,307
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	969,000		6,500
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	3,783,000		18,302
USD/MXN, Counterparty CITI, September Strike Price 21.70 MXN, Expires 9/08/20	1	3,780,000		21,928
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	6,087,000		66,111
USD/MXN, Counterparty GSCO, March Strike Price 21.20 MXN, Expires 3/12/20	1	3,600,000		1,890
USD/MXN, Counterparty JPHQ, April Strike Price 20.11 MXN, Expires 4/24/20	1	3,062,000		16,477
USD/MXN, Counterparty JPHQ, May Strike Price 20.47 MXN, Expires 5/13/20	1	3,499,000		16,400
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	1,750,000		12,537
USD/MXN, Counterparty MSCO, February Strike Price 19.65 MXN, Expires 2/20/20	1	6,053,000		15,950
USD/MXN, Counterparty MSCO, February Strike Price 20.98 MXN, Expires 2/20/20	1	3,027,000		763
USD/MXN, Counterparty MSCO, March Strike Price 21.58 MXN, Expires 3/05/20	1	3,027,000		805
USD/MXN, Counterparty MSCO, March Strike Price 24.81 MXN, Expires 3/05/20	1	1,513,000		30
USD/MXN, Counterparty MSCO, March Strike Price 21.36 MXN, Expires 3/10/20	1	5,675,000		2,310
USD/MXN, Counterparty MSCO, March Strike Price 20.90 MXN, Expires 3/12/20	1	1,000,000		753
USD/MXN, Counterparty MSCO, June Strike Price 21.45 MXN, Expires 6/15/20	1	1,000,000		2,886
USD/MXN, Counterparty MSCO, September Strike Price 22.33 MXN, Expires 9/04/20	1	3,027,000		11,823
USD/MXN, Counterparty MSCO, September Strike Price 25.97 MXN, Expires 9/04/20	1	3,027,000		2,385

				414,746

Puts - Over-the-Counter
Currency Options 0.2%
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	1,331,000	AUD	2,956
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	832,000	AUD	2,489
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	1,330,000	AUD	11,839
AUD/JPY, Counterparty CITI, May Strike Price 75.05 JPY, Expires 5/06/20	1	831,000	AUD	8,766
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	831,000	AUD	685

franklintempleton.com	Annual Report	19

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

	Number of Contracts	Notional Amount*		Value

Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	2,772,000	AUD	$17,353
AUD/JPY, Counterparty CITI, July Strike Price 72.00 JPY, Expires 7/21/20	1	9,978,000	AUD	75,541
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	624,000	AUD	3,208
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	374,000	AUD	2,852
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	1,559,000	AUD	22,062
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	1,123,000	AUD	19,708
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	2,495,000	AUD	13,299
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	2,772,000	AUD	9,066
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	3,464,000	AUD	9,644
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	2,772,000	AUD	4,542
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	3,326,000	AUD	3,197
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	1,663,000	AUD	5,017
AUD/USD, Counterparty MSCO, August Strike Price $0.67, Expires 8/12/20	1	9,425,000	AUD	45,551
USD/JPY, Counterparty CITI, March Strike Price 100.11 JPY, Expires 3/20/20	1	8,271,000		4,582
USD/JPY, Counterparty CITI, March Strike Price 105.29 JPY, Expires 3/20/20	1	16,542,000		51,810
USD/JPY, Counterparty CITI, March Strike Price 104.61 JPY, Expires 3/30/20	1	19,299,000		56,411
USD/JPY, Counterparty CITI, September Strike Price 104.48 JPY, Expires 9/22/20	1	21,367,000		254,225
USD/MXN, Counterparty CITI, March Strike Price 18.35 MXN, Expires 3/06/20	1	1,613,000		1,816
USD/MXN, Counterparty CITI, March Strike Price 18.68 MXN, Expires 3/09/20	1	1,135,000		4,130
USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	1,531,000		3,726
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	1,892,000		27,122
USD/MXN, Counterparty GSCO, March Strike Price 18.57 MXN, Expires 3/12/20	1	610,000		1,551
USD/MXN, Counterparty JPHQ, January Strike Price 18.50 MXN, Expires 1/27/20	1	1,313,000		759
USD/MXN, Counterparty MSCO, March Strike Price 18.92 MXN, Expires 3/10/20	1	757,000		5,841

				669,748

Total Options Purchased (Cost $3,487,021)				1,084,494

Total Investments before Short Term Investments (Cost $283,603,921)				258,757,980

20	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

			Principal Amount*		Value

	Short Term Investments 40.0%

	Foreign Government and Agency Securities 13.2%
	Argentina 0.1%
[a]	Argentina Treasury Bill,
	[h] 2/26/20 - 5/13/20		25,714,300	ARS	$298,250
	Strip, 8/27/20		6,315,370	ARS	72,295
[a,b]	Government of Argentina, FRN, 70.253%, (ARPP7DRR), 6/21/20		3,236,050	ARS	28,306

					398,851

	Japan 4.1%
[h]	Japan Treasury Discount Bill, 1/14/20 - 9/23/20		2,005,100,000	JPY	18,455,586

	Mexico 2.8%
[h]	Mexico Treasury Bill, 1/02/20 - 6/18/20		23,691,880[i]	MXN	12,333,880

	Norway 0.7%
[f,g,h]	Norway Treasury Bill, 144A, Reg S, 3/18/20 - 9/16/20		28,025,000	NOK	3,178,949

	Singapore 3.0%
	Government of Singapore, senior bond, 3.25%, 9/01/20		18,025,000	SGD	13,549,033

	South Korea 2.5%
	Korea Monetary Stabilization Bond,
	senior note, 2.16%, 2/02/20		1,492,000,000	KRW	1,291,572
	senior note, 2.14%, 6/02/20		11,147,000,000	KRW	9,674,417

					10,965,989

	Total Foreign Government and Agency Securities (Cost $58,033,178)				58,882,288

	Total Investments before Money Market Funds (Cost $341,637,099)				317,640,268

			Shares
	Money Market Funds (Cost $118,942,853) 26.8%
	United States 26.8%
j,k	Institutional Fiduciary Trust Money Market Portfolio, 1.26%		118,942,853		118,942,853

	Total Investments (Cost $460,579,952) 98.3%				436,583,121
	Options Written (0.4)%				(1,880,353)
	Other Assets, less Liabilities 2.1%				9,528,877

	Net Assets 100.0%				$444,231,645

		Number of Contracts	Notional Amount*

[l]	Options Written (0.4)%
	Calls - Over-the-Counter
	Currency Options (0.2)%
	AUD/JPY, Counterparty CITI, January Strike Price 76.70 JPY, Expires 1/23/20	1	3,878,000	AUD	(12,511)
	AUD/JPY, Counterparty CITI, February Strike Price 75.90 JPY, Expires 2/12/20	1	2,370,000	AUD	(21,403)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	1,247,000	AUD	(4,035)

franklintempleton.com	Annual Report	21

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

		Number of Contracts	Notional Amount*		Value

[l]	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	748,000	AUD	$(1,043)
	AUD/JPY, Counterparty CITI, April Strike Price 75.95 JPY, Expires 4/22/20	1	1,998,000	AUD	(26,005)
	AUD/JPY, Counterparty CITI, May Strike Price 76.00 JPY, Expires 5/06/20	1	3,492,000	AUD	(46,722)
	AUD/JPY, Counterparty CITI, May Strike Price 76.50 JPY, Expires 5/07/20	1	3,326,000	AUD	(36,602)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	1,663,000	AUD	(12,558)
	AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	4,990,000	AUD	(111,185)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	2,078,000	AUD	(16,009)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	2,620,000	AUD	(24,753)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	1,663,000	AUD	(24,144)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	3,326,000	AUD	(2,836)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	2,772,000	AUD	(11,940)
	AUD/USD, Counterparty MSCO, August Strike Price $0.74, Expires 8/12/20	1	3,534,000	AUD	(15,257)
	AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	5,986,000	AUD	(67,600)
	USD/JPY, Counterparty CITI, March Strike Price 108.91 JPY, Expires 3/20/20	1	16,542,000		(108,383)
	USD/JPY, Counterparty CITI, March Strike Price 109.16 JPY, Expires 3/30/20	1	19,299,000		(117,261)
	USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	21,367,000		(262,024)
	USD/MXN, Counterparty CITI, January Strike Price 19.96 MXN, Expires 1/30/20	1	484,000		(223)
	USD/MXN, Counterparty CITI, March Strike Price 21.82 MXN, Expires 3/06/20	1	941,000		(204)
	USD/MXN, Counterparty CITI, March Strike Price 19.95 MXN, Expires 3/30/20	1	1,816,000		(7,598)
	USD/MXN, Counterparty CITI, May Strike Price 19.34 MXN, Expires 5/12/20	1	1,391,000		(23,274)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	3,062,000		(2,260)
	USD/MXN, Counterparty CITI, May Strike Price 22.91 MXN, Expires 5/21/20	1	586,000		(458)
	USD/MXN, Counterparty CITI, September Strike Price 23.00 MXN, Expires 9/03/20	1	1,892,000		(5,131)
	USD/MXN, Counterparty CITI, September Strike Price 24.30 MXN, Expires 9/08/20	1	1,260,000		(1,949)
	USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	3,044,000		(59,175)
	USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	3,044,000		(12,758)
	USD/MXN, Counterparty GSCO, March Strike Price 19.49 MXN, Expires 3/12/20	1	1,210,000		(7,502)
	USD/MXN, Counterparty GSCO, March Strike Price 22.11 MXN, Expires 3/12/20	1	1,210,000		(249)
	USD/MXN, Counterparty JPHQ, May Strike Price 21.54 MXN, Expires 5/13/20	1	2,188,000		(3,960)
	USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	1,750,000		(4,967)
	USD/MXN, Counterparty MSCO, February Strike Price 20.15 MXN, Expires 2/20/20	1	9,080,000		(8,780)
	USD/MXN, Counterparty MSCO, March Strike Price 22.56 MXN, Expires 3/05/20	1	2,270,000		(234)
	USD/MXN, Counterparty MSCO, March Strike Price 20.49 MXN, Expires 3/10/20	1	1,892,000		(2,259)
	USD/MXN, Counterparty MSCO, March Strike Price 22.87 MXN, Expires 3/12/20	1	700,000		(74)
	USD/MXN, Counterparty MSCO, June Strike Price 24.20 MXN, Expires 6/15/20	1	500,000		(259)

22	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

		Number of Contracts	Notional Amount*		Value

[l]	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	USD/MXN, Counterparty MSCO, September Strike Price 24.56 MXN, Expires 9/04/20	1	4,540,000		$(6,088)
	USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	378,000		(1,439)

					(1,071,112)

	Puts - Over-the-Counter
	Currency Options (0.2)%
	AUD/JPY, Counterparty CITI, July Strike Price 68.00 JPY, Expires 7/21/20	1	4,435,000	AUD	(14,224)
	AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	2,356,000	AUD	(3,663)
	USD/JPY, Counterparty CITI, March Strike Price 102.84 JPY, Expires 3/20/20	1	16,542,000		(21,670)
	USD/JPY, Counterparty CITI, March Strike Price 100.13 JPY, Expires 3/30/20	1	9,650,000		(7,025)
	USD/JPY, Counterparty CITI, September Strike Price 100.03 JPY, Expires 9/22/20	1	10,683,000		(54,665)
	USD/MXN, Counterparty CITI, March Strike Price 18.96 MXN, Expires 3/06/20	1	1,512,000		(12,441)
	USD/MXN, Counterparty CITI, March Strike Price 19.38 MXN, Expires 3/06/20	1	907,000		(19,732)
	USD/MXN, Counterparty CITI, March Strike Price 19.37 MXN, Expires 3/09/20	1	2,270,000		(48,430)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	3,040,000		(82,071)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	1,086,000		(34,964)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	4,593,000		(77,695)
	USD/MXN, Counterparty CITI, May Strike Price 20.58 MXN, Expires 5/15/20	1	1,911,000		(134,892)
	USD/MXN, Counterparty CITI, May Strike Price 19.09 MXN, Expires 5/21/20	1	586,000		(7,576)
	USD/MXN, Counterparty CITI, September Strike Price 19.76 MXN, Expires 9/03/20	1	3,783,000		(115,782)
	USD/MXN, Counterparty GSCO, March Strike Price 19.40 MXN, Expires 3/12/20	1	1,500,000		(33,384)
	USD/MXN, Counterparty JPHQ, January Strike Price 19.00 MXN, Expires 1/27/20	1	3,500,000		(27,034)
	USD/MXN, Counterparty JPHQ, April Strike Price 19.36 MXN, Expires 4/24/20	1	3,062,000		(62,306)
	USD/MXN, Counterparty MSCO, March Strike Price 19.05 MXN, Expires 3/12/20	1	700,000		(7,389)
	USD/MXN, Counterparty MSCO, June Strike Price 19.05 MXN, Expires 6/15/20	1	700,000		(8,769)
	USD/MXN, Counterparty MSCO, September Strike Price 19.76 MXN, Expires 9/10/20	1	1,135,000		(35,529)

					(809,241)

	Total Options Written (Premiums received $2,565,586)				(1,880,353)

franklintempleton.com	Annual Report	23

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

bThe coupon rate shown represents the rate at period end.

cRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(f).

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At December 31, 2019, the aggregate value of these securities was $18,054,714, representing 4.1% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2019, the aggregate value of these securities was $18,054,714, representing 4.1% of net assets.

hThe security was issued on a discount basis with no stated coupon rate.

iPrincipal amount is stated in 10 Mexican Peso Units.

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(c) regarding written options.

At December 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Norwegian Krone	DBAB	Buy	7,740,000	847,857		1/03/20	$33,956	$—
Norwegian Krone	DBAB	Sell	7,740,000	842,293		1/03/20	—	(39,519)
Indian Rupee	BNDP	Sell	115,477,000	1,610,446		1/07/20	—	(7,407)
Indian Rupee	BNDP	Sell	32,488,000	445,361		1/13/20	—	(9,683)
Australian Dollar	JPHQ	Sell	2,990,000	219,313,480	JPY	1/14/20	—	(79,028)
Australian Dollar	JPHQ	Buy	3,574,810	2,428,275		1/15/20	80,965	—
Australian Dollar	JPHQ	Sell	3,574,810	2,504,565		1/15/20	—	(4,676)
Indian Rupee	CITI	Sell	268,157,000	3,661,846		1/16/20	—	(93,612)
Euro	SCNY	Sell	327,000	363,333		1/17/20	—	(3,781)
Euro	DBAB	Sell	3,464,889	3,945,884		1/23/20	54,447	—
South Korean Won	DBAB	Buy	600,000,000	502,218		1/30/20	17,127	—
South Korean Won	DBAB	Sell	57,386,667,500	48,975,180		1/30/20	—	(697,344)
Brazilian Real	DBAB	Buy	8,737,100	1,950,681	EUR	1/31/20	—	(19,286)
Euro	JPHQ	Buy	5,133,700	5,740,364		2/03/20	29,311	—
Euro	JPHQ	Sell	5,133,700	5,802,313		2/03/20	32,637	—
Indian Rupee	HSBK	Sell	302,361,437	4,211,903		2/03/20	—	(18,151)
Brazilian Real	JPHQ	Sell	9,229,200	2,241,893		2/04/20	—	(52,568)
Indian Rupee	HSBK	Sell	266,162,267	3,699,225		2/05/20	—	(23,585)
Indian Rupee	BNDP	Sell	116,441,000	1,624,422		2/06/20	—	(4,059)
Indian Rupee	HSBK	Sell	143,826,000	2,014,793		2/06/20	3,320	—
Swiss Franc	UBSW	Buy	2,771,268	2,522,086	EUR	2/10/20	36,594	—
Swiss Franc	GSCO	Buy	2,719,732	2,475,995	EUR	2/12/20	35,047	—
Swedish Krona	DBAB	Buy	29,307,000	2,745,181	EUR	2/13/20	48,610	—
Indian Rupee	HSBK	Sell	72,097,335	995,930		2/14/20	—	(11,502)
Indian Rupee	HSBK	Sell	187,203,000	2,582,288		2/18/20	—	(32,394)
Indian Rupee	JPHQ	Sell	264,945,940	3,656,570		2/20/20	—	(43,146)
Australian Dollar	JPHQ	Sell	3,574,810	255,818,731	JPY	2/21/20	—	(150,568)
Euro	SCNY	Sell	388,000	435,472		2/24/20	—	(1,149)

24	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	CITI	Sell	8,970,177	641,289,199	JPY	2/25/20	$—	$(382,871)
Euro	HSBK	Sell	3,273,651	386,302,624	JPY	2/25/20	—	(118,136)
Japanese Yen	CITI	Buy	456,484,500	4,346,234		2/26/20	—	(132,186)
Japanese Yen	CITI	Sell	456,484,500	4,297,191		2/26/20	83,143	—
Norwegian Krone	DBAB	Buy	18,969,500	2,118,385		2/26/20	43,210	—
Norwegian Krone	DBAB	Sell	18,969,500	2,064,370		2/26/20	—	(97,224)
Indian Rupee	SCNY	Sell	127,703,000	1,729,104		2/27/20	—	(52,781)
Japanese Yen	CITI	Buy	311,263,700	2,960,649		2/27/20	—	(87,047)
Japanese Yen	CITI	Sell	311,263,700	2,921,682		2/27/20	48,080	—
Japanese Yen	JPHQ	Buy	307,641,100	2,926,096		2/27/20	—	(85,938)
Japanese Yen	JPHQ	Sell	29,245,000	273,677		2/27/20	3,686	—
Euro	BZWS	Sell	2,023,992	2,274,451		2/28/20	—	(3,719)
Indian Rupee	SCNY	Sell	153,361,000	2,081,998		2/28/20	—	(57,669)
Japanese Yen	CITI	Buy	597,753,000	5,725,683		2/28/20	—	(206,884)
Japanese Yen	CITI	Sell	597,753,000	5,611,139		2/28/20	92,340	—
Brazilian Real	JPHQ	Sell	11,572,200	2,802,365		3/03/20	—	(69,793)
Indian Rupee	SCNY	Sell	319,050,200	4,326,750		3/03/20	—	(122,330)
Australian Dollar	CITI	Sell	10,100,000	723,337,093	JPY	3/06/20	—	(417,197)
Euro	CITI	Sell	2,047,790	2,286,358		3/06/20	—	(19,636)
Japanese Yen	HSBK	Buy	217,459,310	2,049,732		3/06/20	—	(41,200)
Japanese Yen	HSBK	Sell	217,459,310	2,074,142		3/06/20	65,611	—
Japanese Yen	JPHQ	Buy	206,531,830	1,948,837		3/06/20	—	(41,236)
Euro	DBAB	Sell	3,493,966	3,893,502		3/09/20	—	(41,781)
Euro	BOFA	Sell	926,408	1,032,297		3/10/20	—	(11,192)
Singapore Dollar	HSBK	Buy	16,053,000	11,580,580		3/10/20	360,877	—
Singapore Dollar	HSBK	Sell	24,790,000	18,217,225		3/10/20	—	(223,485)
Singapore Dollar	SCNY	Sell	18,025,000	13,038,541		3/10/20	—	(369,842)
South Korean Won	HSBK	Sell	13,355,000,000	11,213,266		3/10/20	—	(360,728)
Mexican Peso	SANT	Sell	163,836,511	8,132,055		3/11/20	—	(435,543)
Australian Dollar	HSBK	Sell	2,290,000	168,660,790	JPY	3/12/20	—	(51,280)
Australian Dollar	JPHQ	Sell	2,710,000	202,235,267	JPY	3/12/20	—	(36,283)
Australian Dollar	HSBK	Sell	1,160,000	86,246,580	JPY	3/13/20	—	(18,453)
Swedish Krona	DBAB	Buy	29,307,000	2,744,153	EUR	3/13/20	48,468	—
Indian Rupee	JPHQ	Sell	72,650,060	994,866		3/16/20	—	(16,481)
South Korean Won	CITI	Sell	955,000,000	811,282		3/20/20	—	(16,838)
Euro	GSCO	Sell	276,962	310,413		3/23/20	—	(1,815)
Japanese Yen	HSBK	Buy	856,040,190	8,056,578		3/23/20	—	(141,973)
Japanese Yen	HSBK	Sell	856,040,190	8,172,494		3/23/20	257,890	—
Japanese Yen	JPHQ	Buy	579,491,590	5,449,493		3/23/20	—	(91,746)
Norwegian Krone	DBAB	Buy	15,493,000	1,732,862		3/23/20	32,631	—
Norwegian Krone	DBAB	Sell	15,493,000	1,698,868		3/23/20	—	(66,624)
Japanese Yen	JPHQ	Buy	150,402,430	1,427,820		3/24/20	—	(37,178)
Norwegian Krone	DBAB	Buy	11,654,000	1,296,027		3/24/20	31,997	—
Norwegian Krone	DBAB	Sell	11,654,000	1,268,242		3/24/20	—	(59,782)
Euro	HSBK	Sell	3,273,736	387,021,103	JPY	3/25/20	—	(112,404)
Euro	BZWS	Sell	1,011,996	1,121,287		3/31/20	—	(20,159)

franklintempleton.com	Annual Report	25

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	CITI	Sell	2,799,776	329,924,999	JPY	3/31/20	$—	$(106,127)
Euro	SCNY	Sell	683,487	757,672		3/31/20	—	(13,243)
Euro	JPHQ	Sell	4,307,285	507,686,761	JPY	4/02/20	—	(162,262)
Euro	BOFA	Sell	925,820	1,028,744		4/08/20	—	(16,022)
Euro	GSCO	Sell	616,000	684,653		4/08/20	—	(10,488)
Mexican Peso	CITI	Sell	19,127,000	952,383		4/08/20	—	(43,669)
Euro	UBSW	Buy	596,154	667,728		4/09/20	5,059	—
Euro	UBSW	Sell	596,154	663,280		4/09/20	—	(9,506)
Euro	BZWS	Sell	736,000	818,241		4/14/20	—	(12,628)
Euro	BOFA	Sell	208,570	232,695		4/15/20	—	(2,773)
Euro	GSCO	Sell	438,466	489,768		4/15/20	—	(5,245)
Swedish Krona	DBAB	Buy	29,307,000	2,696,359	EUR	4/15/20	100,854	—
Euro	GSCO	Sell	277,029	312,794		4/23/20	—	(119)
Euro	UBSW	Buy	573,000	642,373		4/24/20	4,887	—
Euro	UBSW	Sell	573,000	645,613		4/24/20	—	(1,647)
Euro	DBAB	Sell	434,885	489,507		4/27/20	—	(1,831)
Euro	HSBK	Sell	677,192	762,478		4/27/20	—	(2,621)
Euro	BOFA	Sell	118,760	133,353		4/29/20	—	(840)
Euro	CITI	Sell	421,010	473,228		4/29/20	—	(2,493)
Euro	SCNY	Sell	670,194	753,041		4/29/20	—	(4,246)
Indian Rupee	JPHQ	Sell	268,284,800	3,700,480		4/29/20	—	(13,850)
Euro	BOFA	Sell	118,760	133,385		4/30/20	—	(816)
Euro	CITI	Sell	2,799,776	338,688,902	JPY	4/30/20	—	(25,675)
Euro	DBAB	Sell	3,104,068	3,485,558		4/30/20	—	(22,105)
Euro	GSCO	Sell	1,005,086	1,128,581		4/30/20	—	(7,188)
Euro	HSBK	Sell	810,000	911,100		4/30/20	—	(4,217)
Euro	CITI	Sell	442,000	498,278		5/04/20	—	(1,316)
Brazilian Real	JPHQ	Sell	10,467,600	2,525,301		5/05/20	—	(64,984)
Swiss Franc	UBSW	Buy	2,771,268	2,524,222	EUR	5/08/20	36,573	—
Swiss Franc	GSCO	Buy	2,719,732	2,478,116	EUR	5/12/20	35,047	—
Swedish Krona	DBAB	Buy	29,307,000	2,753,149	EUR	5/13/20	35,378	—
Euro	HSBK	Sell	152,000	169,395		5/14/20	—	(2,518)
Indian Rupee	JPHQ	Sell	101,412,000	1,377,132		5/18/20	—	(23,675)
Euro	BOFA	Sell	989,468	1,106,947		5/20/20	—	(12,566)
Australian Dollar	JPHQ	Sell	7,149,620	518,508,746	JPY	5/21/20	—	(223,374)
Euro	BOFA	Sell	781,000	875,345		5/21/20	—	(8,357)
Euro	CITI	Sell	48,798	54,683		5/21/20	—	(532)
Euro	GSCO	Sell	88,914	99,628		5/21/20	—	(978)
Euro	HSBK	Sell	6,547,302	779,751,956	JPY	5/22/20	—	(174,979)
Euro	BNDP	Sell	8,881,305	9,894,585		5/27/20	—	(158,377)
Euro	CITI	Sell	1,950,000	2,172,671		5/27/20	—	(34,581)
Euro	MSCO	Sell	807,000	899,966		5/27/20	—	(13,496)
Euro	BOFA	Sell	1,804,621	2,011,594		5/29/20	—	(31,355)
Euro	BZWS	Sell	1,011,996	1,132,403		5/29/20	—	(13,242)
Euro	GSCO	Sell	1,123,793	1,252,616		5/29/20	—	(19,591)
Euro	SCNY	Sell	337,841	378,669		6/05/20	—	(3,956)

26	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Buy	217,459,310	2,061,624		6/08/20	$—	$(42,322)
Japanese Yen	HSBK	Sell	217,459,310	2,085,041		6/08/20	65,739	—
Japanese Yen	JPHQ	Buy	206,531,820	1,960,306		6/08/20	—	(42,475)
Japanese Yen	BNDP	Buy	1,687,781,000	16,060,339		6/10/20	—	(386,033)
Japanese Yen	BNDP	Sell	404,666,000	3,839,274		6/10/20	81,169	—
Euro	DBAB	Sell	780,000	874,068		6/11/20	—	(9,659)
Australian Dollar	BNDP	Sell	5,500,000	404,164,750	JPY	6/12/20	—	(119,909)
Australian Dollar	HSBK	Sell	3,480,000	256,385,465	JPY	6/12/20	—	(69,745)
Australian Dollar	JPHQ	Sell	5,310,000	392,353,386	JPY	6/12/20	—	(95,791)
Euro	JPHQ	Buy	723,010	803,275		6/15/20	16,088	—
Euro	JPHQ	Sell	723,010	840,225		6/15/20	20,861	—
Norwegian Krone	JPHQ	Buy	38,150,600	4,169,032		6/15/20	178,465	—
Swedish Krona	DBAB	Buy	29,307,000	2,740,662	EUR	6/15/20	47,913	—
Swedish Krona	DBAB	Buy	29,307,000	2,792,739	EUR	6/15/20	—	(11,103)
Norwegian Krone	JPHQ	Buy	37,918,400	4,169,029		6/16/20	152,008	—
Mexican Peso	CITI	Sell	65,586,000	3,225,987		6/17/20	—	(154,673)
Euro	BOFA	Sell	494,734	557,713		6/18/20	—	(3,057)
Euro	DBAB	Sell	1,328,838	1,497,494		6/18/20	—	(8,716)
Euro	GSCO	Sell	247,466	279,402		6/18/20	—	(1,096)
Norwegian Krone	JPHQ	Buy	38,843,600	4,309,874		6/19/20	116,597	—
Japanese Yen	JPHQ	Buy	290,057,590	2,742,812		6/22/20	—	(47,245)
Japanese Yen	BNDP	Buy	733,004,570	7,001,057		6/24/20	—	(188,320)
Euro	CITI	Sell	2,799,776	329,869,003	JPY	6/30/20	—	(108,939)
Euro	UBSW	Buy	140,305	158,148		7/23/20	1,233	—
Euro	UBSW	Sell	140,305	159,309		7/23/20	—	(71)
Swiss Franc	UBSW	Buy	2,771,268	2,526,224	EUR	8/10/20	36,606	—
Swiss Franc	GSCO	Buy	2,719,732	2,480,150	EUR	8/12/20	34,943	—
Australian Dollar	JPHQ	Sell	3,574,809	254,061,349	JPY	8/21/20	—	(152,515)
Australian Dollar	CITI	Sell	8,946,293	634,995,766	JPY	8/24/20	—	(388,693)
Euro	HSBK	Sell	3,273,651	386,838,193	JPY	8/24/20	—	(118,380)
Japanese Yen	CITI	Buy	374,523,000	3,623,847		8/31/20	—	(129,539)
Japanese Yen	CITI	Sell	374,523,000	3,554,445		8/31/20	60,137	—
Norwegian Krone	JPHQ	Buy	34,037,400	3,772,573		9/21/20	105,269	—
Euro	CITI	Sell	5,599,552	669,659,617	JPY	9/30/20	—	(129,682)
Euro	GSCO	Sell	724,793	810,985		10/05/20	—	(16,167)
Mexican Peso	CITI	Sell	19,626,000	952,404		10/08/20	—	(42,976)
Mexican Peso	CITI	Sell	14,740,000	714,268		10/09/20	—	(33,204)
Euro	HSBK	Sell	5,247,292	5,896,592		10/13/20	—	(94,764)
Mexican Peso	CITI	Sell	49,145,000	2,376,658		10/13/20	—	(114,154)
Mexican Peso	CITI	Sell	72,338,000	3,510,906		10/15/20	—	(154,398)
Euro	BOFA	Sell	473,307	535,688		10/16/20	—	(4,835)
Euro	HSBK	Sell	396,000	447,985		10/16/20	—	(4,253)
Mexican Peso	CITI	Sell	66,237,000	3,244,415		10/16/20	—	(111,300)
Euro	DBAB	Sell	922,000	1,049,623		10/26/20	—	(3,977)
Swiss Franc	UBSW	Buy	2,771,268	2,528,160	EUR	11/09/20	36,656	—

franklintempleton.com	Annual Report	27

TEMPLETON INCOME TRUST

STATEMENT OF INVESTMENTS

Templeton International Bond Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Swiss Franc	GSCO	Buy	2,719,732	2,481,960	EUR	11/12/20	$ 35,118	$—

Total Forward Exchange Contracts							$2,646,547	$(9,386,371)

Net unrealized appreciation (depreciation)								$(6,739,824)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.378%	Semi-Annual	11/18/46	$20,440,000	$(1,260,508)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.980%	Semi-Annual	2/20/48	5,060,000	(1,031,660)

Total Interest Rate Swap Contracts				$(2,292,168)

See Note 10 regarding other derivative information.

See Abbreviations on page 46.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Templeton International Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$341,637,099
Cost - Non-controlled affiliates (Note 3f)	118,942,853

Value - Unaffiliated issuers	$317,640,268
Value - Non-controlled affiliates (Note 3f)	118,942,853
Cash	172,448
Foreign currency, at value (cost $300,189)	300,782
Restricted currency, at value (cost $1,019,094) (Note 1d)	1,007,116
Receivables:
Capital shares sold	1,616,554
Interest	4,362,208
Deposits with brokers for:
OTC derivative contracts	7,652,000
Centrally cleared swap contracts	3,133,546
Variation margin on centrally cleared swap contracts	279,649
Unrealized appreciation on OTC forward exchange contracts	2,646,547
Other assets	50

Total assets	457,754,021

Liabilities:
Payables:
Capital shares redeemed	1,414,544
Management fees	161,788
Distribution fees	12,356
Transfer agent fees	202,439
Options written, at value (premiums received $2,565,586)	1,880,353
Unrealized depreciation on OTC forward exchange contracts	9,386,371
Deferred tax	241,561
Accrued expenses and other liabilities	222,964

Total liabilities	13,522,376

Net assets, at value	$444,231,645

Net assets consist of:
Paid-in capital	$483,439,763
Total distributable earnings (losses)	(39,208,118)

Net assets, at value	$444,231,645

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TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Templeton International Bond Fund

Class A:
Net assets, at value	$ 39,532,003

Shares outstanding	4,046,043

Net asset value per share[a]	$9.77

Maximum offering price per share (net asset value per share ÷ 96.25%)	$10.15

Class C:
Net assets, at value	$ 6,694,495

Shares outstanding	684,453

Net asset value and maximum offering price per share[a]	$9.78

Class R:
Net assets, at value	$ 253,603

Shares outstanding	25,980

Net asset value and maximum offering price per share	$9.76

Class R6:
Net assets, at value	$ 3,878,148

Shares outstanding	396,807

Net asset value and maximum offering price per share	$9.77

Advisor Class:
Net assets, at value	$393,873,396

Shares outstanding	40,276,264

Net asset value and maximum offering price per share	$9.78

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

30	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Templeton International Bond Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3f)	$2,174,365
Interest: (net of foreign taxes)~
Unaffiliated issuers	19,354,134

Total investment income	21,528,499

Expenses:
Management fees (Note 3a)	2,806,374
Distribution fees: (Note 3c)
Class A	81,761
Class C	52,170
Class R	2,067
Transfer agent fees: (Note 3e)
Class A	53,632
Class C	13,182
Class R	678
Class R6	5,539
Advisor Class	613,928
Custodian fees (Note 4)	151,862
Reports to shareholders	70,557
Registration and filing fees	91,347
Professional fees	89,005
Trustees’ fees and expenses	7,637
Other	71,895

Total expenses	4,111,634
Expense reductions (Note 4)	(67,988)
Expenses waived/paid by affiliates (Note 3f and 3g)	(838,548)

Net expenses	3,205,098

Net investment income	18,323,401

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(1,964,628)
Written options	129,469
Foreign currency transactions	(503,002)
Forward exchange contracts	12,025,932
Swap contracts	(6,440,394)

Net realized gain (loss)	3,247,377

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,768,639)
Translation of other assets and liabilities denominated in foreign currencies	(324,035)
Forward exchange contracts	(4,153,096)
Written options	685,233
Swap contracts	(4,842,740)
Change in deferred taxes on unrealized appreciation	(21,845)

Net change in unrealized appreciation (depreciation)	(12,425,122)

Net realized and unrealized gain (loss)	(9,177,745)

Net increase (decrease) in net assets resulting from operations	$9,145,656

~Foreign taxes withheld on interest	$617,770
#Net of foreign taxes	$55,666

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

TEMPLETON INCOME TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Bond Fund

	Year Ended December 31,

	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$18,323,401	$15,664,805
Net realized gain (loss)	3,247,377	8,664,802
Net change in unrealized appreciation (depreciation)	(12,425,122)	(15,972,244)

Net increase (decrease) in net assets resulting from operations	9,145,656	8,357,363

Distributions to shareholders:
Class A	(1,893,755)	(2,745,753)
Class C	(401,102)	(470,373)
Class R	(20,808)	(15,612)
Class R6	(84,671)	(32,375)
Advisor Class	(21,779,436)	(19,892,585)
Distributions to shareholders from tax return of capital:
Class A	—	(47,963)
Class C	—	(7,864)
Class R	—	(264)
Class R6	—	(519)
Advisor Class	—	(349,247)

Total distributions to shareholders	(24,179,772)	(23,562,555)

Capital share transactions: (Note 2)
Class A	1,809,627	(30,563,885)
Class C	(1,686,642)	(727,704)
Class R	(32,661)	24,790
Class R6	3,013,566	512,109
Advisor Class	61,144,821	83,207,905

Total capital share transactions	64,248,711	52,453,215

Net increase (decrease) in net assets	49,214,595	37,248,023
Net assets:
Beginning of year	395,017,050	357,769,027

End of year	$444,231,645	$395,017,050

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TEMPLETON INCOME TRUST

Notes to Financial Statements

Templeton International Bond Fund

1.  Organization and Significant Accounting Policies

Templeton Income Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of four separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Restricted Currency

At December 31, 2019, the Fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

36	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

2.  Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	2,401,277	$24,053,424	990,869	$10,336,479
Shares issued in reinvestment of distributions	183,501	1,837,264	263,605	2,722,088
Shares redeemed	(2,369,156)	(24,081,061)	(4,166,864)	(43,622,452)

Net increase (decrease)	215,622	$1,809,627	(2,912,390)	$(30,563,885)

Class C Shares:
Shares sold	142,908	$1,442,085	222,908	$2,316,379
Shares issued in reinvestment of distributions	35,410	356,950	42,066	433,646
Shares redeemed[a]	(346,045)	(3,485,677)	(332,687)	(3,477,729)

Net increase (decrease)	(167,727)	$(1,686,642)	(67,713)	$(727,704)

Class R Shares:
Shares sold	56,260	$574,591	12,933	$135,523
Shares issued in reinvestment of distributions	2,059	20,808	1,546	15,876
Shares redeemed	(61,947)	(628,060)	(11,934)	(126,609)

Net increase (decrease)	(3,628)	$(32,661)	2,545	$24,790

Class R6 Shares:
Shares sold	374,336	$3,678,772	102,222	$1,047,050
Shares issued in reinvestment of distributions	7,370	73,446	2,924	30,112
Shares redeemed	(73,935)	(738,652)	(55,252)	(565,053)

Net increase (decrease)	307,771	$3,013,566	49,894	$512,109

Advisor Class Shares:
Shares sold	16,844,801	$169,081,917	14,008,769	$146,073,459
Shares issued in reinvestment of distributions	1,928,208	19,357,439	1,770,136	18,240,077
Shares redeemed	(12,600,100)	(127,294,535)	(7,774,997)	(81,105,631)

Net increase (decrease)	6,172,909	$61,144,821	8,003,908	$83,207,905

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.650%	Over $200 million, up to and including $1.3 billion
0.600%	In excess of $1.3 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 0.674% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	0.65%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,061
CDSC retained	$366

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

38	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $686,959, of which $157,704 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$93,932,011	$210,914,117	$(185,903,275)	$ —	$ —	$118,942,853	118,942,853	$2,174,365

g.  Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.74%, and for Class R6 do not exceed 0.59%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.63% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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TEMPLETON INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

5.  Income Taxes (continued)

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Long term	$5,527,212

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, the Fund deferred late-year ordinary losses of $2,827,422.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$24,179,772	$22,662,039
Long term capital gain	—	494,659

	$24,179,772	$23,156,698

Return of capital	—	405,857

	$24,179,772	$23,562,555

At December 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$456,315,430

Unrealized appreciation	$21,087,820
Unrealized depreciation	(51,678,605)

Net unrealized appreciation (depreciation)	$(30,590,785)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and tax straddles.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $98,490,297 and $60,937,145, respectively.

7.  Shareholder Concentrations

The Fund has a concentration of a shareholder holding a significant percentage of shares outstanding. Investment activities of the shareholder could have a material impact on the Fund. At December 31, 2019, there was one unaffiliated shareholder holding 44.7% of the Fund’s outstanding shares.

8.  Credit Risk

At December 31, 2019, the Fund had 12.9% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

9.  Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At December 31, 2019, the Fund had 1.4% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

10.  Other Derivative Information

At December 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$2,292,168	[a]

Foreign exchange contracts	Investments in securities, at value	1,084,494	[b]	Options written, at value	1,880,353

	Unrealized appreciation on OTC forward exchange contracts	2,646,547		Unrealized depreciation on OTC forward exchange contracts	9,386,371

Totals		$3,731,041			$13,558,892

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the year ended December 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(6,440,394)		Swap contracts	$(4,842,740)

Foreign exchange contracts	Investments	(138,333)	[a]	Investments	(2,402,527)	[a]

	Written options	129,469		Written options	685,233

	Forward exchange contracts	12,025,932		Forward exchange contracts	(4,153,096)

Value recovery instruments	Investments	689,990	[a]	Investments	(569,032)	[a]

Totals		$6,266,664			$(11,282,162)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

10.  Other Derivative Information (continued)

For the year ended December 31, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$183,638,242
Swap contracts	$67,910,769
Forward exchange contracts	$512,811,951
VRI	$643,970

At December 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$2,646,547	$ 9,386,371
Options purchased	1,084,494	—
Options written	—	1,880,353

Total	$3,731,041	$11,266,724

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At December 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BNDP	$ 81,169	$(81,169)	$ —	$ —	$ —
BOFA	—	—	—	—	—
BZWS	—	—	—	—	—
CITI	1,180,083	(1,180,083)	—	—	—
DBAB	494,591	(494,591)	—	—	—
GSCO	143,596	(103,822)	—	—	39,774
HSBK	786,480	(786,480)	—	—	—
JPHQ	782,060	(782,060)	—	—	—
MSCO	105,454	(105,454)	—	—	—
SANT	—	—	—	—	—
SCNY	—	—	—	—	—
UBSW	157,608	(11,224)	—	—	146,384

Total	$3,731,041	$(3,544,883)	$ —	$ —	$186,158

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

At December 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Counterparty
BNDP	$ 873,788	$(81,169)	$ —	$(792,619)	$ —
BOFA	91,813	—	—	—	91,813
BZWS	49,748	—	—	—	49,748
CITI	4,442,151	(1,180,083)	—	(3,262,068)	—
DBAB	1,078,951	(494,591)	—	(441,000)	143,360
GSCO	103,822	(103,822)	—	—	—
HSBK	1,746,772	(786,480)	—	(861,000)	99,292
JPHQ	1,633,079	(782,060)	—	(851,019)	—
MSCO	170,836	(105,454)	—	—	65,382
SANT	435,543	—	—	(280,000)	155,543
SCNY	628,997	—	—	(530,000)	98,997
UBSW	11,224	(11,224)	—	—	—

Total	$11,266,724	$(3,544,883)	$ —	$(7,017,706)	$704,135

a In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 46.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Foreign Government and Agency Securities:

Argentina	$—	$469,609	$4,541,263	$5,010,872

All Other Foreign Government and Agency Securities	—	252,662,614	—	252,662,614

Options Purchased	—	1,084,494	—	1,084,494

Short Term Investments:

Argentina	—	—	398,851	398,851

All Other Short Term Investments	118,942,853	58,483,437	—	177,426,290

Total Investments in Securities	$118,942,853	$312,700,154	$4,940,114	$436,583,121

Other Financial Instruments:

Forward Exchange Contracts	$—	$2,646,547	$—	$2,646,547

Restricted Currency (ARS)	—	—	1,007,116	1,007,116

Total Other Financial Instruments	—	2,646,547	1,007,116	3,653,663

Receivables:

Interest (ARS)	$—	$—	$193,203	$193,203

Liabilities:

Other Financial Instruments:

Options Written	$—	$1,880,353	$—	$1,880,353

Forward Exchange Contracts	—	9,386,371	—	9,386,371

Swap Contracts	—	2,292,168	—	2,292,168

Total Other Financial Instruments	$—	$13,558,892	$—	$13,558,892

Payables:

Deferred Tax (ARS)	$—	$—	$222	$222

aFor detailed categories, see the accompanying Statement of Investments.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

A reconciliation of assets and/or liabilities in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At December 31, 2019, the reconciliation of assets and/or liabilities, are as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$—	$ 200,162	$ —	$4,040,689	$—	$814,107	$ —	$(513,695)	$4,541,263	$314,986
Short Term Investments
Argentina	—	311,133	(24,515)	5,302	—	69,802	(32,130)	69,259	398,851	44,667

Total Investments in Securities	$—	$ 511,295	$ (24,515)	$4,045,991	$—	$883,909	$(32,130)	$(444,436)	$4,940,114	$359,653

Other Financial Instruments:
Restricted Currency (ARS)	—	1,403,400	(522,250)	217,998	—		(132,227)	40,195	1,007,116	(11,978)
Receivables:
Interest (ARS)	—	294,007	(478,887)	398,955	—	—	(220,422)	199,550	193,203	931

Liabilities:

Payables:
Deferred Tax (ARS)	—	—	—	297	—	—	—	(75)	222	(75)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

12.  Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of December 31, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount	Impact to Fair Value if Input Increases[a]

Assets:

Investments in Securities:

Foreign Government and Agency Securities

Argentina	4,541,263	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Short Term Investments

Argentina	398,851	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

Other Financial Instruments:

Restricted Currency (ARS)	1,007,116	Market Comparables	Implied Foreign exchange rate	75.1 ARS/USD	Decrease[b]

All other[c]	193,203

Liabilities:

All other[c]	222

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty

BNDP	BNP Paribas

BOFA	Bank of America Corp.

BZWS	Barclays Bank PLC

CITI	Citigroup, Inc.

DBAB	Deutsche Bank AG

GSCO	The Goldman Sachs Group Inc.

HSBK	HSBC Bank PLC

JPHQ	JP Morgan Chase & Co.

MSCO	Morgan Stanley

SANT	Santander Investment Securities Inc.

SCNY	Standard Chartered Bank

UBSW	UBS AG

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NOTES TO FINANCIAL STATEMENTS

Templeton International Bond Fund (continued)

Currency		Selected Portfolio

ARS	Argentine Peso	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate

AUD	Australian Dollar	BADLAR	Argentina Deposit Rates Badlar Private

BRL	Brazilian Real		Banks ARS

COP	Colombian Peso	FRN	Floating Rate Note

EUR	Euro	LIBOR	London InterBank Offered Rate

GHS	Ghanaian Cedi

IDR	Indonesian Rupiah

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

PHP	Philippine Peso

SGD	Singapore Dollar

THB	Thai Baht

USD	United States Dollar

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TEMPLETON INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Income Trust and Shareholders of Templeton International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton International Bond Fund (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the first distribution in 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	33

Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	132

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trustee since 2007	132	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	33	Hess Midstream LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	132

The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	21	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).

Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	144	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board, Trustee since 2013 and Vice President since 1996	132	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Michael Hasenstab, Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of three of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Treasurer, U.S. Fund Administration & Reporting and officer of 15 of the investment companies in Franklin Templeton.
Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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TEMPLETON INCOME TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

54	Annual Report	franklintempleton.com

TEMPLETON INCOME TRUST

TEMPLETON INTERNATIONAL BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT.

Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	55

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton International Bond Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		447 A 02/20

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $390,225 for the fiscal year ended December 31, 2019 and $375,791 for the fiscal year ended December 31, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended

December 31, 2019 and $5,000 for the fiscal year ended December 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim, and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $16,176 for the fiscal year ended December 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $160,144 for the fiscal year ended December 31, 2019 and $16,500 for the fiscal year ended December 31, 2018. The services for which these fees were paid included valuation Services related to Fair Value engagement, issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, benchmarking Services in connection with the ICI TA survey, and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $180,144 for the fiscal year ended December 31, 2019 and $37,676 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INCOME TRUST

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer - Finance and Administration
Date	February 28, 2020

By	S\ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	February 28, 2020